UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Orbital ATK, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ORBITAL ATK, INC.
45101 Warp Drive
Dulles, VA 20166

March 25, 2016
Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders of Orbital ATK, Inc., which will be held at 9:00 a.m. on Wednesday, May 4, 2016, at our headquarters located at 45101 Warp Drive, Dulles, Virginia.
The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.
We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules allow us to provide you with the information you need, while reducing printing and delivery costs.
Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.
We look forward to seeing you at the Annual Meeting.

Sincerely,

Ronald R. Fogleman Chairman of the Board	David W. Thompson President and Chief Executive Officer

i

ORBITAL ATK, INC.
45101 Warp Drive
Dulles, VA 20166
_______________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
___________________________________________________________________

Date and Time:	Wednesday, May 4, 2016, at 9:00 a.m., Eastern Time
Place:	Orbital ATK, Inc. headquarters 45101 Warp Drive Dulles, Virginia
Items of Business:
• Elect 15 directors.
• Advisory vote to approve the compensation of Orbital ATK's named executive officers.
• Approve the Orbital ATK, Inc. Executive Officer Incentive Plan.
• Approve the Orbital ATK, Inc. 2016 Employee Stock Purchase Plan.
• Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal period ending December 31, 2016.
• Transact any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	March 7, 2016
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "Questions and Answers About the Meeting and Voting" beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

By Order of the Board of Directors,

Thomas E. McCabe Senior Vice President, General Counsel and Secretary
March 25, 2016

ii

ORBITAL ATK, INC.
45101 Warp Drive
Dulles, VA 20166
________________________________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
May 4, 2016
_________________________________________________
GENERAL INFORMATION
The Board of Directors of Orbital ATK, Inc. is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on May 4, 2016 and at any adjournment of the meeting. This proxy statement is first being sent or given to stockholders on or about March 25, 2016.
Until our most recent fiscal year, our fiscal year was the 12-month period ending on March 31. Our 2015 fiscal year ended on March 31, 2015. In March 2015, our Board of Directors approved a change in our fiscal year-end from March 31 to December 31. As a result, our most recently completed fiscal period is a nine-month transition period that began on April 1, 2015 and ended on December 31, 2015. We refer to that period as the "2015 transition period."
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
What am I voting on?

•	Election of 15 directors currently serving on our Board of Directors.

•	Advisory vote to approve the compensation of Orbital ATK's named executive officers.

•	Approval of the Orbital ATK, Inc. Executive Officer Incentive Plan.

•	Approval of the Orbital ATK, Inc. 2016 Employee Stock Purchase Plan.

•	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal period ending December 31, 2016.
Who is entitled to vote at the Annual Meeting?
Stockholders can vote their shares of Orbital ATK common stock at the Annual Meeting if our records show that they owned their shares as of the close of business on March 7, 2016, which was the record date.
What constitutes a quorum at the Annual Meeting?
On the record date, there were 58,641,562 shares of Orbital ATK common stock outstanding. This does not include 10,293,462 treasury shares that cannot be voted. Each share is entitled to one vote. Holders of a majority of the shares outstanding must be present at the Annual Meeting in order for there to be a quorum. You will be considered present at the Annual Meeting if you are in attendance and vote your shares at the meeting, or if you have properly voted over the Internet or by telephone or submitted a properly completed proxy card.
How can I vote my shares without attending the Annual Meeting?

•
If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone as instructed on the proxy card.

•
If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

•	If you hold shares in the Orbital ATK, Inc. 401(k) Plan, please refer to the voting instructions that are provided to you. The Plan trustee will vote your shares as you instruct.

How can I vote my shares in person at the Annual Meeting?

•
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

•	If you are a stockholder of record, you may vote in person at the Annual Meeting.

•
If you hold shares beneficially in street name, you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.

•	Shares held in the Orbital ATK, Inc. 401(k) Plan cannot be voted in person at the Annual Meeting.
Can I change my vote?
You can change your vote before the vote is taken at the Annual Meeting. If you are a stockholder of record, you can change your vote by:

•	voting over the Internet or by telephone at a later time, until 11:59 p.m., Eastern Time, on May 3, 2016;

•	signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;

•	signing and mailing a new, properly completed proxy card with a later date than your original proxy card; or

•	attending the Annual Meeting and voting in person.
If you are not a stockholder of record, you must instruct the party that holds your shares of record for your account of your desire to change or revoke your voting instructions.
Will my shares be voted if they are held in nominee street name, such as by a broker, bank or other nominee?
If you hold your shares in nominee street name, such as by a broker, bank or other nominee, and you do not provide voting instructions, your nominee will not be permitted to vote your shares in their discretion on the election of directors (Proposal 1) and executive compensation and benefit plan matters (Proposals 2, 3 and 4), but may still be permitted to vote in their discretion on the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal period (Proposal 5). Therefore, it is particularly important for street name holders to instruct their brokers as to how they wish to vote their shares.
How are votes counted?
Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card is received in time to be voted at the Annual Meeting.
If you are a stockholder of record and you do not indicate how you wish to vote on a proposal, your shares will be voted as follows on that proposal:

•	FOR all of the Board's nominees for election as directors (Proposal 1).

•	FOR the advisory vote to approve the compensation of Orbital ATK's named executive officers (Proposal 2).

•	FOR approval of the Orbital ATK, Inc. Executive Officer Incentive Plan (Proposal 3).

•	FOR approval of the Orbital ATK, Inc. 2016 Employee Stock Purchase Plan (Proposal 4).

•	FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal period (Proposal 5).
Shares held in the Orbital ATK, Inc. 401(k) Plan will be voted by the Plan trustee as directed by participants. Shares for which the Plan trustee has not received voting instructions by the voting deadline or that have not been allocated to participant accounts will be voted by the Plan trustee in the same manner and proportion as it votes shares for which it received voting instructions.

How will abstentions and broker non-votes affect the quorum and voting?

•	If you abstain from voting on any of the proposals, you will still be considered present at the Annual Meeting for purposes of determining a quorum.

•
If you abstain from voting on any of Proposals 2, 3, 4 or 5, your shares will still be considered in determining the vote required to approve the proposal, and you will be deemed to have voted against that proposal. Abstentions will have no effect on the outcome of Proposal 1.

•
If shares are held in nominee street name, such as by a bank or broker, and the nominee cannot vote the shares on a specific proposal because no voting instructions were received from the owner, the failure of the nominee to vote the shares is called a "broker non-vote." Broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum. However, broker non-votes will not be considered in determining the vote required to approve Proposals 1, 2, 3 and 4, and will not be deemed to have voted against the proposal.

What vote is required to approve the proposals?
If a quorum is present at the Annual Meeting, Proposals 2, 3, 4 and 5 require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting. To be elected pursuant to Proposal 1, each director must receive a majority of the votes cast. Abstentions are not considered votes cast for this purpose.
As described above, abstentions will have no effect on the outcome of Proposal 1.
Because your vote on Proposal 2 is advisory, it is non-binding on our Board of Directors. Although non-binding, the Compensation and Human Resources Committee of the Board will take into account the results of this advisory vote, as applicable, when considering future executive compensation arrangements.
Who will tabulate the votes at the Annual Meeting?
A representative of Broadridge Financial Solutions, Inc. will serve as the inspector of election at the Annual Meeting.
How will the solicitation of proxies be handled?

•
Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

•	We have retained Georgeson Inc. to assist in the solicitation of proxies for a fee of $7,500 plus expenses.

•	We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

•	We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?
In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or email copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.
What other business may be brought up at the Annual Meeting?

•
Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No stockholder has given the timely notice required by our Bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our Bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

•
Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting, or nominating a candidate for election as a director at next year's annual meeting, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

How are proxy materials delivered to stockholders who share the same household?
The rules of the Securities and Exchange Commission allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more stockholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements.
If your household would like to receive single rather than duplicate mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061. Each stockholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the number of shares of our common stock beneficially owned (as defined by the Securities and Exchange Commission for proxy statement purposes) as of March 7, 2016 by (1) each person known by the Company to beneficially own more than 5% of the Company's common stock, (2) each of our directors and nominees, (3) each executive officer named in the Summary Compensation Table included later in this proxy statement, and (4) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)		Percent of Shares Outstanding(4)	Total Shares, Options, RSUs. DSUs, and PSUs Owned (5)
BlackRock, Inc. (6)	4,254,079		7.3%	4,254,079
The Vanguard Group, Inc. (7)	3,956,731		6.7%	3,956,731
First Eagle Investment Management, LLC (8)	3,360,061		5.7%	3,360,061
FMR LLC (9)	3,328,284		5.7%	3,328,284
The London Company (10)	3,250,264		5.5%	3,250,264
Kevin P. Chilton	3,024		*	4,067
Frank L. Culbertson	17,071		*	31,278
Roxanne J. Decyk	1,261		*	7,158
Mark W. DeYoung	52,566		*	87,862
Martin C. Faga	2,558		*	10,787
Lennard A. Fisk	16,153		*	16,153
Ronald R. Fogleman	0	(11)	*	15,083
Robert M. Hanisee	25,958		*	27,637
Ronald T. Kadish	14,786		*	14,786
Tig H. Krekel	1,054		*	8,212
Blake E. Larson	69,666		*	82,114
Scott L. Lehr	7,636		*	10,578
Douglas L. Maine	13,978		*	13,978
Roman Martinez IV	4,000	(12)	*	24,689
Janice I. Obuchowski	12,003		*	12,003
Garrett E. Pierce	63,516		*	84,974
James G. Roche	14,144		*	14,144
Harrison H. Schmitt	12,305		*	12,305
David W. Thompson	99,378		*	137,414
Scott L. Webster	13,177		*	14,220
All directors and executive officers as a group (24 persons)	609,662		1.0%	828,699

* Less than 1%.
(1)
Includes shares subject to stock options exercisable on March 7, 2016, or within 60 days thereafter, for the following beneficial owners: Frank L. Culbertson, 1,868 shares; Mark W. DeYoung, 24,917 shares; Blake E. Larson, 19,269 shares; Garrett E. Pierce, 3,249 shares; David W. Thompson, 7,797 shares; and all directors and executive officers as a group (24 persons), 89,055 shares.

(2)
Includes shares of restricted common stock with voting rights held by certain directors and executive officers. Excludes deferred stock units without voting rights under our Non-Employee Director Stock Program under the Company's 2015 Stock Incentive Plan, or its predecessor plans (the Non-Employee Director Restricted Stock Award and Stock Deferral Program under the Company's 2005 Stock Incentive Plan and the Non-Employee Director Restricted Stock Plan). Additional information regarding Orbital ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement. As of March 7, 2016, all directors and executive officers as a group (24 persons) held 51,973 shares of restricted stock. Excludes deferred stock units without voting rights under our Nonqualified Deferred Compensation Plan because none of the executive officers (or Mr. DeYoung, a current director who was an executive officer of the Company until February 9, 2015) has a payment scheduled within 60 days. Excludes restricted stock units without voting rights under the Orbital Sciences Corporation 2005 Stock Incentive Plan, under which the Company assumed the obligation to issue Orbital ATK shares pursuant to the terms of the Transaction Agreement relating to the merger of Alliant Techsystems Inc. (formerly known as ATK and now named Orbital ATK, Inc.) and Orbital Sciences Corporation ("Orbital") on February 9, 2015 (the "Merger"), because none of the executive officers has restricted stock units under that plan scheduled to vest within 60 days. However, includes restricted stock units without voting rights under the Alliant Techsystems Inc. (now Orbital ATK, Inc.) 2005 Stock Incentive Plan because the following numbers of shares are scheduled to vest within 60 days: Mr. DeYoung, 23,110 shares; Mr. Larson, 5,786 shares; and all directors and executive officers as a group (24 persons), 36,871 shares. Includes 1,276 shares allocated as of December 31, 2015 under a 401(k) plan to the account of Mr. DeYoung and shares allocated, as of March 7, 2016, under a 401(k) plan to the accounts of the following beneficial owners: Mr. Culbertson, 1,715 shares; Mr. Pierce, 2,149 shares; Mr. Thompson, 2,314 shares; and all directors and executive officers as a group (24 persons), 10,973 shares.

(3)
Excludes phantom stock units to be settled in cash that are credited to the accounts of directors who participate in our Deferred Fee Plan for Non-Employee Directors (which are shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement) or were credited prior to January 1, 2005 to the accounts of officers who participate in our Nonqualified Deferred Compensation Plan (described under the heading "Executive Compensation" later in this proxy statement).

(4)	Assumes the issuance of the shares covered by the exercisable stock options and restricted stock units scheduled to vest within 60 days that are held by each person or the group, as applicable.
(5)
Sets forth the total amount of Company stock-based holdings for the person or entity, including shares beneficially owned and reported on this table and the following stock-based holdings that will not vest or be payable within 60 days following March 7, 2016 (and therefore are not required to be reported in the table): stock options, restricted stock units, deferred stock units and phantom stock units. This supplemental information is being provided for our current Named Executive Officers to provide additional information regarding their equity holdings, and are described in greater detail under "Executive Compensation" below. Additional information regarding Orbital ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement.

(6)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 27, 2016, reporting beneficial ownership as of December 31, 2015. The amended Schedule 13G reported that BlackRock, Inc. ("BlackRock") has sole voting power over 4,091,589 shares and sole dispositive power over 4,254,079 shares. The shares beneficially owned by BlackRock, a parent holding company, were acquired by various BlackRock subsidiaries, none of which beneficially owns more than 5% of the outstanding shares of Orbital ATK common stock. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

(7)
Based on a Schedule 13 G/A filed with the Securities and Exchange Commission on February 11, 2016, reporting beneficial ownership as of December 31, 2015. The amended Schedule 13G reported that the Vanguard Group ("Vanguard"), an investment adviser, has sole voting power over 42,817 shares, sole dispositive power over 3,917,534 shares, and shared dispositive power over 39,197 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, beneficially owns 39,197 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, beneficially owns 3,620 shares as a result of its serving as investment manager of Australian investment offerings. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2016, reporting beneficial ownership as of December 31, 2015. The amended Schedule 13G reported that First Eagle Investment Management, LLC ("FEIM"), a registered investment adviser, has sole voting power over 3,249,544 shares and sole dispositive power over 3,360,061 shares. FEIM is deemed to be the beneficial owner of the 3,360,061 shares as a result of acting as investment adviser to various clients. The address of FEIM is 1345 Avenue of the Americas, New York, New York 10105.

(9)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2016, reporting beneficial ownership as of December 31, 2015. The Schedule 13G reported that FMR LLC, a parent holding company, has sole voting power over 591 shares and sole dispositive power over 3,328,284 shares. Members of the Johnson family, including Abigail P. Johnson (a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC), are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement, under which all Series B voting common shares will be voted in accordance with the majority vote of the Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the "Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(10)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2016, reporting beneficial ownership as of December 31, 2015. The amended Schedule 13G reported that The London Company, an investment adviser, has sole voting and dispositive power over 2,961,989 shares and shared dispositive power over 288,275 shares. The London Company is deemed to be a beneficial owner of the shares due to its discretionary power to make investment decisions over these shares for its clients and/or its ability to vote these shares. In all cases, persons other than The London Company have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds of the sale of the shares. No individual client holds more than 5% of the outstanding shares of Orbital ATK common stock. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226.

(11)
General Fogleman has deferred all of his restricted stock awards under our Non-Employee Director Stock Program under the Company's 2015 Stock Incentive Plan and its predecessor plans (the Non-Employee Director Restricted Stock Award and Stock Deferral Program under the Company's 2005 Stock Incentive Plan and the Non-Employee Director Restricted Stock Plan). Additional information regarding Orbital ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement.

(12)	Includes 1,000 shares owned by Mr. Martinez's wife. Mr. Martinez disclaims beneficial ownership of these 1,000 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain officers, as well as beneficial owners of more than 10% of the Company's common stock, to file initial reports of ownership and reports of changes in ownership of securities with the Securities and Exchange Commission. Such persons are required to furnish us with copies of these reports. Based solely on a review of these reports, written representations from our directors and officers, and applicable regulations, we believe that all required reports for the nine-month fiscal period ended December 31, 2015 were timely filed.

PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors has nominated fifteen directors, listed below, to be elected at the Annual Meeting, to hold office until the 2017 annual meeting of stockholders and until their successors have been elected and have qualified or their service ends earlier through death, resignation, retirement or removal from office. All nominees are currently directors. Mark W. DeYoung, a current director of the Company, has decided not to stand for re-election at the Annual Meeting in order to devote his time to his role as Chairman and CEO of Vista Outdoor Inc.
Each nominee has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable for election, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.
Pursuant to the Company's amended and restated Bylaws, in order to be elected in an uncontested election, a director nominee must receive more "For" votes than "Against" votes. For purposes of the election of directors, abstentions, broker non-votes and other shares not voted will have no effect on the outcome of the election other than for purposes of determining a quorum. Our Bylaws also provide that a director who fails to receive the required vote at any annual meeting at which they are nominated for re-election shall tender his or her resignation from the Board. The Board will act on the resignation at its next regularly scheduled meeting, taking into account the recommendation of the Board's Governance Committee, and publicly disclose its decision promptly thereafter. Any director who tenders such a resignation in accordance with the Bylaws will not participate in the Board decision on the resignation. If the Board does not accept the resignation, the director will continue to serve until the next annual meeting at which he or she stands for re-election to the Board and until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts the resignation, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board in accordance with our Bylaws.
        Our Board of Directors recommends a vote FOR the election as directors of all nominees listed below.

Kevin P. Chilton
General Chilton retired as General from the U.S. Air Force in 2011 after more than three decades of service. He served as Commander, U.S. Strategic Command, from 2007 through 2011, overseeing operations for Department of Defense nuclear, space and cyberspace operations. From 2006 to 2007, General Chilton served as Commander of Air Force Space Command, where he was responsible for all U.S. Air Force space operations. He previously served in the U.S. Air Force in a variety of command positions and as a pilot. General Chilton also served as a NASA astronaut from 1987 to 1996, including on three Space Shuttle flights. He is also a director of Anadarko Petroleum Corporation and Level 3 Communications, Inc. From 2012 until the merger of the Company and Orbital Sciences Corporation ("Orbital") on February 9, 2015 (the "Merger"), he was a director of Orbital.
Director since 2015 age 61
Director Qualifications:
•	Industry, Leadership and Military Experience—Retired General, U.S. Air Force; former Commander, U.S. Strategic Command, and Commander, Air Force Space Command; former NASA astronaut.
•	Corporate Governance Experience—Director on several public company boards.

Roxanne J. Decyk

Ms. Decyk served as the Executive Vice President of Global Government Affairs for Royal Dutch Shell plc, a global group of energy and petrochemicals companies, from 2009-2010. She joined Royal Dutch Shell plc in 1999, where, prior to her most recent position, she was Corporate Affairs Director from 2005-2009, Senior Vice President, Corporate Affairs and Human Resources, Shell US from 2002-2005, and Vice President, Corporate Strategy from 1999-2002. She is also a director of DigitalGlobe and Ensco plc. From 1993 to 2014, She was also a director of Snap-on Incorporated from 1993 to 2014 and Petrofac Limited from 2011 to 2015.
Director since 2010 age 63
Director Qualifications:
•	Human Resources Experience—Extensive experience in human resources gained as an officer for a major multinational corporation and through service on compensation committees, including as chair.
•	Corporate Strategy Experience—Led strategy at two global companies.

Martin C. Faga

Mr. Faga served as the President and Chief Executive Officer of the MITRE Corporation, a not-for-profit systems engineering firm, from 2000 to 2006, and has been a member of the Board of Trustees of MITRE since 2000. Before joining MITRE in 1993, Mr. Faga served in the U.S. Department of Defense as Assistant Secretary of the Air Force for Space and simultaneously as Director of the National Reconnaissance Office. He was also a director of DigitalGlobe, Inc. from 2013 to 2015 and GeoEye Inc. from 2006 until 2013, when GeoEye merged with DigitalGlobe.
Director since 2006 age 74
Director Qualifications:
•
Leadership and Industry Experience—Former chief executive officer, and current and former director of a number of public companies, with broad experience in the field of space systems, one of Orbital ATK's major business areas.

•	Government Experience—Extensive service and leadership in government, Orbital ATK's major customer.

Lennard A. Fisk

Dr. Fisk has been a Distinguished University Professor of Space Science at the University of Michigan since 2006. He joined the faculty of the University of Michigan in 1993, where he leads a group that conducts theoretical and experimental space science research. From 1987 to 1993, Dr. Fisk was the NASA Associate Administrator for Space Science and Applications, where he was responsible for the planning and direction of all NASA programs concerned with space science and applications, and for the institutional management of the Goddard Space Flight Center and the Jet Propulsion Laboratory. He has served on numerous advisory committees including the Space Studies Board of the U.S. National Academy of Sciences, which he chaired from 2003 to 2008. From 1993 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 72
Director Qualifications:
•	Government Experience—Former associate administrator at NASA, a major Orbital ATK customer.
•	Industry Experience—Professor of Space Sciences with significant understanding of space and earth science initiatives and NASA priorities; extensive entrepreneurial space systems experience.

Ronald R. Fogleman

General Fogleman has been the non-executive Chairman of Orbital ATK's Board of Directors since November 2009. He has been President of B Bar J Cattle and Consulting Company, a consulting firm, since 1997. He retired from the U.S. Air Force in 1997, following a 34-year career, including service as Commander in Chief of the U.S. Transportation Command and, in his final assignment, Chief of Staff of the U.S. Air Force. During the past 10 years, he has served on the boards of numerous public and private companies, including as Chairman of the Board of World Airways and Tactical Air Support, Inc. He is also the Lead Director of AAR Corp.
Director since 2004 age 74
Director Qualifications:
•	Industry, Leadership and Military Experience—Former non-executive chairman of an airline and lead director of an aerospace company, and retired Chief of Staff of the U.S. Air Force.
•	Corporate Governance Experience—Current and former chair of governance committees and service on audit and compensation committees.

Robert M. Hanisee

From 1990 until his retirement at the end of 2003, Mr. Hanisee held a series of positions with Trust Company of the West, an investment management services company. He served as Managing Director and Chief Investment Officer for Asset Allocation in the Private Client Services Group from 1998 to 2003, managed the Convertible Securities Group from 1992 to 1998, and was Portfolio Manager for the Global Telecom Trust from September 1996 to October 1998. Mr. Hanisee was a founding partner of Amdec Securities, and later was President of Seidler Amdec Securities. He is a Chartered Financial Analyst and former member of the NASA Advisory Council. From 2002 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 77
Director Qualifications:
•	Financial and Leadership Experience – Former executive at investment management services company and other financial services companies.
•	Industry Experience – Prior service on the NASA Advisory Council and Chair of its Audit, Finance and Analysis Committee.

Ronald T. Kadish

General Kadish served as Executive Vice President of Booz Allen Hamilton, a global strategy and technology consulting firm, from 2005 to 2015. In September 2004, he retired as Lieutenant General from the U.S. Air Force after serving for 34 years. From 1999 until his retirement, General Kadish served as Director of the U.S. Missile Defense Agency. From August 1996 to June 1999, General Kadish served as the Commander of the Electronic Systems Center at Hanscom Air Force Base. Prior to that time, he served in numerous assignments with the U.S. Air Force, including Program Director for several major military aircraft platforms. He is also a director of Spirit AeroSystems Holdings, Inc. From 2005 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 67
Director Qualifications:
•	Leadership Experience—Retired Lieutenant General, U.S. Air Force, senior executive at Booz Allen for the past ten years.
•	Industry Experience—Prior service as Director of U.S. Missile Defense Agency, a major Orbital ATK customer; extensive knowledge of U.S. government acquisition process, strategies and priorities.

Tig H. Krekel

Mr. Krekel is Chairman and Founding Partner of Hudson Group, a South Carolina advisory services firm. He was the Vice Chairman and a partner of J.F. Lehman & Company, a New York private-equity investment bank, from 2003 to 2012. Before joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications and President of Boeing Satellite Systems, the world's largest manufacturer of commercial and military communications satellites. He is also a director of Vista Outdoor Inc.
Director since 2010 age 62
Director Qualifications:
•
Leadership, Industry and Financial Experience—Former chief executive officer of several large and complex businesses, with more than 35 years of experience in the aerospace and defense industries and 10 years of private equity experience in multiple industry segments.

•	Corporate Governance Experience—Chaired and served on numerous boards and committees of both public and private companies.

Douglas L. Maine

Mr. Maine joined International Business Machines in 1998 as Chief Financial Officer following a 20-year career with MCI, where he was Chief Financial Officer from 1992-1998. He was named General Manager of ibm.com in 2000 and General Manager, Consumer Products Industry in 2003 and retired in 2005. Mr. Maine is currently a Limited Partner and Senior Advisor to Brown Brothers Harriman & Co. He is also a director of Albemarle, Inc. and BroadSoft, Inc. He was also a director of Rockwood Holdings, Inc. from 2005 until January 2015, when Albemarle acquired Rockwood.
Director since 2006 age 67
Director Qualifications:
•	Financial Experience—Former chief financial officer of two Fortune 100 companies.
•	Corporate Governance Experience—Current and former chair of the audit committees of other public companies and a private company.

Roman Martinez IV

Mr. Martinez has been a private investor since 2003. He retired as Managing Director of Lehman Brothers, an investment banking firm, in 2003, following a 31-year career with the firm. He is also a director of Cigna Corporation. From 2008 to 2014, he was also a director of Bacardi Limited.
Director since 2004 age 68
Director Qualifications:
•	Financial Experience—31-year career as an investment banker and private investor, with an MBA degree from the Wharton School of the University of Pennsylvania.
•	Corporate Governance Experience—Director of several corporate and non-profit boards.

Janice I. Obuchowski

Ms. Obuchowski has been President of Freedom Technologies, Incorporated, a telecommunications research and consulting firm, since 1992. In 2003, Ms. Obuchowski also served as Ambassador and U.S. Representative to the World Radiocommunication Conference 2003. From 1989 to 1992, she served as Assistant Secretary for Communications and Information at the U.S. Department of Commerce and Administrator of the National Telecommunications and Information Agency. From 1980 to 1987, she served in a variety of positions at the U.S. Federal Communications Commission, including Senior Adviser to the Chairman. Ms. Obuchowski is a director of CSG Systems International, Inc. and Inmarsat plc. From 1996 until the Merger in February 2015, she was a director of Orbital Sciences Corporation.
Director since 2015 age 64
Director Qualifications:
•	Leadership and Industry Experience—Experienced telecommunications and defense executive.
•	Government Experience—Expertise in telecommunications policy and a broad satellite communications background from working in both the public and private sectors.

James G. Roche

Dr. Roche served as the Secretary of the U.S. Air Force from 2001 to 2005. From 1984 to 2001, he held several executive positions with Northrop Grumman Corporation, a global defense company, including Corporate Vice President and President of its Electronic Sensors and Systems Sector. From 1983 to 1984, Dr. Roche was Democratic Staff Director of the U.S. Senate Committee on Armed Services. He served in the U.S. Navy for 23 years and retired with the rank of captain in 1983. Between 2006 and 2009, Dr. Roche served as a director of TechTeam Global, Inc. From 2005 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 76
Director Qualifications:
•	Industry, Leadership and Government Experience—Retired Captain, U.S. Navy; former Secretary of the U.S. Air Force; former executive with Northrop Grumman.
•	Corporate Governance Experience—Prior service on multiple company boards.

Harrison H. Schmitt

Dr. Schmitt has served in various capacities as an aerospace and earth science consultant since 1983. From 1977 to 1983, Dr. Schmitt was a U.S. Senator from New Mexico, during which time he chaired the Senate Science, Technology and Space Subcommittee, which oversaw all non-military space-related research and development programs of the U.S. Government. During 1981 to 1983, Schmitt served on the Senate Appropriations Committee. From 1974 to 1975, he was Assistant Administrator for Energy Programs for NASA. From 1965 to 1973, he was a NASA astronaut and pilot. As Lunar Module Pilot and geologist on Apollo 17 in 1972, the last Apollo mission to the Moon, he explored the Moon's surface. Dr. Schmitt chaired the NASA Advisory Council from 2005 to 2008. From 1983 until the Merger in February 2015, he was a director of Orbital Sciences Corporation and served as Lead Director during the year leading to the Merger.
Director since 2015 age 80
Director Qualifications:
•	Leadership, Government and Industry Experience—former NASA astronaut and assistant administrator, former chair of NASA Advisory Council, and former United States Senator.
•	Corporate Governance Experience—Other public and non-public company board experience, including service as audit committee chair.

David W. Thompson

Mr. Thompson has been President and Chief Executive Officer of Orbital ATK since the Merger in February 2015. He co-founded Orbital Sciences Corporation and served as Chairman of the Board and Chief Executive Officer of Orbital from 1982 until the Merger. From 1982 to 1999, he also served as President of Orbital, a role he resumed in mid-2011. Prior to founding Orbital, Mr. Thompson was employed by Hughes Electronics Corporation as special assistant to the President of its Missile Systems Group and by NASA at the Marshall Space Flight Center as a project manager and engineer, and also worked on the Space Shuttle's autopilot design at the Charles Stark Draper Laboratory.
Director since 2015 age 61
Director Qualifications:
•	Leadership and Industry Experience—Co-founder of Orbital and its CEO for over 30 years; current CEO of Orbital ATK; extensive knowledge of aerospace and defense sectors.
•	Operational, Marketing and Financial Experience—Extensive knowledge of Orbital ATK business and markets and significant management, finance and operating experience gained as CEO of Orbital.

Scott L. Webster

Mr. Webster has been Chairman of the Board of MBDA Incorporated, the U.S. subsidiary of MBDA, a multinational developer and manufacturer of missiles and missile systems, since 2013. He served as interim CEO of MBDA Incorporated from 2013 to 2014. Mr. Webster is a co-founder of Orbital Sciences Corporation. From 1998 to 2001, he served as Chairman of the Board and Chief Executive Officer of ORBCOMM Global, L.P., a satellite services company formerly affiliated with Orbital. Mr. Webster previously served for over ten years in executive leadership positions and then in various consulting capacities with Orbital through 1997. From 1982 until the Merger in February 2015, he was a director of Orbital Sciences Corporation.
Director since 2015 age 63
Director Qualifications:
•
Operational and Industry Experience—Extensive knowledge of Orbital ATK business and markets gained as co-founder and former executive of Orbital and affiliated companies; former CEO of U.S. subsidiary of a large multinational missile systems company.

•	Corporate Governance Experience—Current Chairman of MBDA Incorporated; former director of Orbital and ORBCOMM.

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board of Directors and management are committed to effective corporate governance practices. Our Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board periodically reviews and updates the Corporate Governance Guidelines and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.
Our Corporate Governance Guidelines and our Board committee charters are available on our website at www.orbitalatk.com by selecting Investors and then Corporate Governance. Stockholders may request a free printed copy of our Corporate Governance Guidelines and committee charters from our investor relations department by contacting them by telephone at 703-406-5960 or by email at investor.relations@orbitalatk.com.
Code of Ethics and Business Conduct
We have a written code of business ethics and conduct which applies to all directors, officers and employees. Our Corporate Governance Guidelines provide that the Board will not permit any waiver of our Code of Ethics and Business Conduct. Our Code of Ethics and Business Conduct is available on our website at www.orbitalatk.com by selecting Investors and then Corporate Governance. We intend to satisfy the disclosure requirements under the Securities Exchange Act of 1934, as amended, regarding an amendment to, or a waiver from, our Code of Ethics and Business Conduct by posting such information on our website at www.orbitalatk.com.
Stockholders may request a free printed copy of our Code of Ethics and Business Conduct from our investor relations department by contacting them by telephone at 703-406-5960 or by email at investor.relations@orbitalatk.com.
Communications with Directors
Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.orbitalatk.com by selecting Investors, then Corporate Governance and then Contact the Board.
Any concerns about the Company's accounting, internal controls or auditing matters, or a director's potential conflict of interest, will be referred to the Audit Committee of the Board of Directors. Other communications sent to the Board of Directors will first be reviewed by Orbital ATK's Senior Vice President, General Counsel and Corporate Secretary who may elect not to refer the following types of communications to the Board:

•	Product inquiries or suggestions and

•	Employee complaints that are neither significant nor material.
The following items are not forwarded to the Board: job inquiries; spam or junk mail; surveys; and business solicitations or advertisements. Orbital ATK maintains a record of all communications to the Board, which Board members may review at any time upon request. Furthermore, Orbital ATK's Senior Vice President, General Counsel and Secretary provides a quarterly summary to the Chair of the Governance Committee of communications sent to the Board, if any.
Director Independence
Under applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Mark W. DeYoung and David W. Thompson, has no material relationship with Orbital ATK and is independent. Each of our Audit, Governance, and Compensation and Human Resources Committees is composed only of independent directors.
In order to qualify as independent, a director must meet each of the New York Stock Exchange's ("NYSE") five objective independence standards and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no material relationship with Orbital ATK. The Board has reviewed the transactions and relationships between Orbital ATK and our directors, their immediate family members, and entities with which they are affiliated and has determined that other than Mr. Thompson and Mr. DeYoung, each director satisfies the five NYSE independence standards and does not have a material relationship with the Company that would impair his or her independence from management.

Board Leadership Structure
General Ronald R. Fogleman has served as independent non-executive Chairman of the Board since November 2009. Orbital ATK's Corporate Governance Guidelines provide that, in the directors' discretion as to the appropriate Board leadership structure at any particular time, the positions of CEO and Chairman of the Board may be either combined or separated. Furthermore, if the directors elect the CEO to serve as Chairman or if the Chairman is otherwise not independent, the directors shall, upon the recommendation of the Governance Committee of the Board, appoint a lead independent director. In addition, the Governance Committee charter provides that, periodically, the Committee shall review and recommend the Board's leadership structure, including an assessment of whether the roles of Chairman of the Board and CEO should be combined or separated.
The Board believes that its current leadership structure is appropriate for Orbital ATK at this time because it clearly delineates the separate roles and responsibilities of management, freeing the CEO to focus on setting and implementing Orbital ATK's strategic direction and running the Company's day-to-day business, while allowing the Chairman to concentrate on leading the Board in the performance of its duties and oversight responsibilities.
Under Orbital ATK's Corporate Governance Guidelines, the responsibilities of an independent Chairman include:

•	Chair meetings of the Board as well as executive sessions of non-management and independent directors.

•	Coordinate, develop and approve the agendas for meetings of the Board, in consultation with the CEO, other officers of the Company and other Board members.

•
Coordinate, develop the agenda for, and moderate executive sessions of the Board's non-management directors and independent directors, and act as principal liaison between the non-management directors and the Company's management on sensitive issues.

•
Determine the quality, quantity and timeliness of the flow of information from the Corporation's management that is necessary for the non-management directors to effectively and responsibly perform their duties.

•
Lead the independent directors in periodic reviews of the performance of the CEO, discuss with members of the Compensation and Human Resources Committee the CEO's performance, and meet with the CEO to discuss the Board's performance review.

The Board's Role in Risk Oversight
The primary responsibility for the identification, assessment and management of the various risks that our Company faces belongs with management. The role of our Board of Directors is to consider and oversee the significant risks facing Orbital ATK. The Board executes this oversight responsibility directly and through the standing committees of the Board. Specifically, the Board of Directors annually reviews Orbital ATK's Enterprise Risk Management ("ERM") framework and process, and discusses with management Orbital ATK's top strategic, operational, financial, business, and compliance risks. The ERM process allows for increased risk transparency to management and the Board, clarifies accountabilities for mitigation strategies, and facilitates decision-making regarding allocation of resources. In accordance with the listing standards of the NYSE, specific risk oversight matters are the responsibility of the Audit Committee. The Audit Committee discusses with management Orbital ATK's major financial risks and Orbital ATK's guidelines and policies for assessing, managing, monitoring and controlling financial risks. The Compensation and Human Resources Committee has a specific risk oversight responsibility regarding incentive compensation. The Compensation and Human Resources Committee annually discusses with management the impact of Orbital ATK's compensation policies and practices on risk taking within the Company. Both the Audit Committee and the Compensation and Human Resources Committee report to the full Board at regularly scheduled meetings of the Board. Other areas of risk, such as cybersecurity, and general oversight of the ERM process are managed by the Governance Committee.
Meetings of the Board and Board Committees
The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Governance, Compensation, and Markets and Technology. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. Each of the standing committees has adopted a written charter which sets out the function and responsibilities of the committee. The current committee charters are available on our website at www.orbitalatk.com by selecting Investors, then Corporate Governance and then Board of Directors Committees and Charters.

For the full 12-month 2015 calendar year, all current directors attended at least 75% of Board and applicable committee meetings. For the 2015 transition period, all current directors attended at least 75% of the total meetings of the Board and the Board committees on which they served except for Mark W. DeYoung. During the 2015 transition period, our Board of Directors held four meetings, three of which were regularly scheduled meetings and one of which was a special meeting. Due an unavoidable scheduling conflict in August 2015, Mr. DeYoung was unable to participate in one of four Board meetings and one of three Markets and Technology Committee meetings held during the shortened nine-month transition period. Consequently, Mr. DeYoung's attendance at five of seven Board and applicable committee meetings constituted 71% of total meetings during the 2015 transition period.

As a general practice, Board members are expected to attend our annual meetings of stockholders. All Board members except Mr. DeYoung attended last year's annual meeting of stockholders on August 5, 2015.
Audit Committee

Members:	Douglas L. Maine, Chair	Robert M. Hanisee
	Kevin P. Chilton	Ronald T. Kadish
	Martin C. Faga	Roman Martinez IV
The Audit Committee is responsible for assisting the Board of Directors in monitoring the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and aspects of the Company's Code of Ethics and Business Conduct, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and the independent auditor. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements (including the specific disclosures under the "Management's Discussion and Analysis of Financial Condition and Results of Operations"), critical accounting policies and practices used by the Company, the Company's internal control over financial reporting, and the Company's major financial risk exposures.
All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Board has identified Mr. Hanisee, Mr. Maine and Mr. Martinez as audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee held five meetings during the 2015 transition period, three of which were regularly-scheduled meetings and two of which were special meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly-scheduled meetings and periodically meets separately with management.
Governance Committee

Members:	Harrison H. Schmitt, Chair	Ronald R. Fogleman
	Roxanne J. Decyk	Janice I. Obuchowski
	Martin C. Faga	Scott L. Webster
The Governance Committee identifies individuals qualified to become Board members and reviews with the Board the appropriate skills, characteristics and diversity desired on the Board. The Governance Committee is also responsible for general oversight of our risk management processes and ethics compliance, outside of areas reserved for the Audit Committee under NYSE rules. In addition, the Committee oversees the process of assessing Board effectiveness and each year, after considering the experience, qualifications, attributes, skills and contributions of each director, recommends to the Board the director nominees for re-election at the next annual meeting of stockholders. Periodically, the Committee reviews and recommends the Board's leadership structure, including an assessment of whether the roles of Chairman of the Board and CEO should be combined or separated. The Committee also makes recommendations to the Board regarding Board organization, operation and committee structure, corporate governance guidelines applicable to the Company, and director compensation. Periodically, the Committee evaluates director compensation, based on market analyses, including comparisons of the Company's practices with those of peer-group companies. All of the Governance Committee members meet the independence requirements of the New York Stock Exchange. The Governance Committee held three meetings during the 2015 transition period, all of which were regularly-scheduled meetings.
Director Qualification Standards.    Directors of Orbital ATK are expected to have high standards of integrity and ethics and the ability to exercise objectivity and independence in making informed business decisions. Directors should possess the experience, qualifications, attributes and skills to make a significant contribution to the Board, the Company and its stockholders. In evaluating candidates for nomination as a director of Orbital ATK, the Governance Committee considers additional criteria, including a candidate's technical, financial or other expertise that would enhance the overall effectiveness of the Board or provide a diversity of talent and experience relevant to the Company's strategies and activities. The Governance Committee also considers whether the candidate has the time necessary to carry out the duties of a director of Orbital ATK.
Director Nominee Selection Process.    The Board has delegated the identification, screening and evaluation of director candidates to the Governance Committee. From time to time, the Committee retains a search firm to help identify, screen and evaluate director candidates. The Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Governance Committee interviews the candidates who meet the director qualification standards described above, and the Committee selects the candidates who best meet the Board's needs. The Committee then recommends to the Board the director nominees for election to the Board.
The Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Secretary, Orbital ATK, Inc., 45101 Warp Drive, Dulles, Virginia 20166. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by directors or a search firm.
Compensation and Human Resources Committee

Members:	Roxanne J. Decyk, Chair	Tig H. Krekel
	Lennard A. Fisk	Douglas L. Maine
	Robert M. Hanisee	Janice I. Obuchowski
The Compensation and Human Resources Committee is responsible for discharging the Board of Directors' responsibilities relating to executive compensation. The Committee makes all decisions regarding the compensation of our executive officers. In addition, the Committee is responsible for reviewing the Company's compensation, benefit and personnel policies, programs and plans. Specifically, the Committee reviews and approves the corporate goals and objectives with respect to the compensation of the chief executive officer and the other executive officers. The Committee evaluates at least once a year the performance of the chief executive officer and other executive officers in light of these established goals and objectives and, based on these evaluations, approves the compensation of the chief executive officer and the other executive officers. In addition, the Committee reviews and discusses with management the impact of Orbital ATK's compensation policies and practices on risk taking within the Company. The Committee also makes recommendations to the Board regarding incentive-compensation and equity-based plans that are subject to the Board's approval. The Committee has the sole authority to retain or obtain the advice of compensation consultants or other advisers and determine the services to be provided and the fees for such services. The Committee also considers the independence of compensation consultants and assesses whether the work of any compensation consultant raises any conflict of interest. All of the Compensation and Human Resources Committee members meet the independence requirements of the NYSE, including the heightened independence requirements for compensation committee members. The Committee held four meetings during the 2015 transition period, three of which were regularly-scheduled meetings and one of which was a special meeting.
Additional information regarding the Committee's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."
Role of the Compensation Consultant.    The Compensation and Human Resources Committee has the sole authority to retain or obtain the advice of compensation consultants and determine the services to be provided and the fees for such services. Since August 2013, the Committee has retained Semler Brossy Consulting Group, LLC ("Semler Brossy"), an independent professional compensation consulting firm, to provide assistance to the Committee on executive compensation matters, including program design, best practices and market trends. Semler Brossy provides market analyses for evaluating the components of the Company's executive compensation program and individual executive officer compensation levels. Semler Brossy specifically makes recommendations regarding the compensation level of our CEO, and our CEO makes recommendations to the Committee regarding compensation levels of other executive officers.
The Compensation and Human Resources Committee reviews and discusses with management the role of Semler Brossy in advising the Committee. In February 2016, the Committee assessed Semler Brossy's independence pursuant to NYSE listing standards and the rules of the Securities and Exchange Commission ("SEC"). In making this assessment, the Committee considered each of the six factors set forth by the NYSE and SEC, along with a letter provided by Semler Brossy to the Committee addressing each of the six independence factors. Based on the Committee's review, the Committee concluded that Semler Brossy is independent of the Company and that Semler Brossy's services did not raise any conflicts of interest.

Markets and Technology Committee

Members:	James G. Roche, Chair	Lennard A. Fisk
	Kevin P. Chilton	Ronald T. Kadish
	Mark W. DeYoung	Tig H. Krekel
The Markets and Technology Committee is responsible for assisting the Board of Directors in

•	Assessing existing and potential major technology trends and product development programs;

•	Monitoring and evaluating existing and new markets for our products and services; and

•	Reviewing and assessing the development of new technologies and products, including research and development activities and the associated technical and market risks.
The Committee held three regularly-scheduled meetings during the 2015 transition period.
A subcommittee of directors with appropriate security clearances has been established within the Markets and Technology Committee to provide oversight of Orbital ATK's classified programs. The subcommittee held one regularly-scheduled meeting during the 2015 transition period.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation and Human Resources Committee has ever served as an officer or employee of Orbital ATK or has any relationships with Orbital ATK requiring disclosure below under the heading "Certain Relationships and Related Transactions." Since the beginning of the last fiscal year, no executive officer of Orbital ATK has served on the compensation committee or board of any company that employs a director of Orbital ATK.
Stock Ownership Guideline for Non-Employee Directors
The Board has established a stock ownership guideline for non-employee directors of 5,000 shares of Orbital ATK common stock, to be achieved within five years following a director's election to the Board. The Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. The following are counted for the purpose of meeting the stock ownership guideline: shares of Orbital ATK common stock owned outright, restricted stock and deferred stock units granted under our Non-Employee Director Stock Program under the Company's 2015 Stock Incentive Plan and predecessor plans (the Non-Employee Director Restricted Stock Award and Stock Deferral Program under the Company's 2005 Stock Incentive Plan or the Non-Employee Director Restricted Stock Plan), and phantom stock units granted under our Deferred Fee Plan for Non-Employee Directors. For Mark W. DeYoung, who was the CEO of Orbital ATK until February 9, 2015, restricted stock units, restricted stock, deferred stock units and phantom stock units granted under the Company's 2005 Stock Incentive Plan and predecessor plans are counted for the purpose of meeting the stock ownership guideline.

The following table shows the securities holdings of incumbent non-employee director nominees as of March 7, 2016 that are counted for the purpose of meeting this guideline.

Name	Date First Elected to Board	Common Stock		Restricted Common Stock	Restricted Stock Units	Deferred Stock Units(1)	Phantom Stock Units(2)	Total Securities
Kevin P. Chilton	2/9/2015	3,024		—	—	1,043	—	4,067
Roxanne J. Decyk	8/3/2010	1,261		—	—	5,897	—	7,158
Mark W. DeYoung	2/2/2010	3,496	(3)	1,043	38,105	10,271	2,657	55,572	(3)
Martin C. Faga	10/30/2006	2,558		—	—	8,229	—	10,787
Lennard A. Fisk	2/9/2015	15,110		1,043	—	—	—	16,153
Ronald R. Fogleman	5/4/2004	—		—	—	13,286	1,797	15,083
Robert M. Hanisee	2/9/2015	25,958		—	—	1,043	636	27,637
Ronald T. Kadish	2/9/2015	13,743		1,043	—	—	—	14,786
Tig H. Krekel	3/1/2010	1,054		—	—	7,158	—	8,212
Douglas L. Maine	1/1/2006	12,935		1,043	—	—	—	13,978
Roman Martinez IV	5/4/2004	4,000	(4)	—	—	13,286	7,403	24,689	(4)
Janice I. Obuchowski	2/9/2015	10,960		1,043	—	—	—	12,003
James G. Roche	2/9/2015	13,101		1,043	—	—	—	14,144
Harrison H. Schmitt	2/9/2015	11,262		1,043	—	—	—	12,305
Scott L. Webster	2/9/2015	13,177		—	—	1,043	—	14,220

(1)	Deferred stock units are settled in shares of Orbital ATK common stock.

(2)	Phantom stock units are settled in cash based on the share price of Orbital ATK common stock at the time of payment.

(3)	Includes 1,276 shares allocated, as of December 31, 2015, under a 401(k) plan to Mr. DeYoung's account.

(4)	Mr. Martinez disclaims ownership of 1,000 shares of common stock owned by his spouse.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company has a written policy and procedures for the review, approval or ratification of certain transactions, arrangements or relationships involving Orbital ATK and its directors, executive officers, their immediate family members and entities with which they have a position or relationship, or 5% stockholders. Annually, each director and executive officer is required to complete a questionnaire which requires disclosure of any such related person transaction.
Our Governance Committee annually reviews and approves or ratifies all transactions with related persons disclosed in these questionnaires as well as all known transactions and relationships involving our 5% stockholders that are required to be disclosed by the Company pursuant to SEC rules.
The Governance Committee considers the relevant facts and circumstances available to it regarding the matter, including the material facts as to the director's or officer's relationship to or interest in the transaction. The committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the terms of the transaction are fair to Orbital ATK and that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders.
Any member of the Governance Committee who has an interest in the matter under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Committee, participate in all or some of the Governance Committee's discussions of the transaction.
Our director and former executive, Mark DeYoung, who is not standing for re-election, is the Chairman and Chief Executive Officer of Vista Outdoor, which was spun off from the Company on February 9, 2015 (the "Spin-off"). Pursuant to the terms of the transaction agreement (the "Transaction Agreement") relating to the merger of the Company and Orbital Sciences Corporation (the "Merger"), which was approved by the Board of Directors in April 2014, on February 9, 2015, Orbital ATK and Vista Outdoor entered into a transition services agreement, under which the Company agreed to provide to Vista Outdoor transitional services such as information technology, import and export, procurement and supply chain management, human resources, legal and compliance and tax services for a period of time after the closing. During the 2015 transition period, Orbital ATK provided approximately $9.2 million in transition services. Also pursuant to the terms of the Transaction Agreement, Orbital ATK and Vista Outdoor entered into two supply agreements, one of which provides that Orbital ATK will manufacture and supply to Vista Outdoor certain ammunition products, and the other of which provides that Orbital ATK will manufacture and supply to Vista Outdoor certain canister gun powder products. The ammunition products supply agreement and the gun powder products supply agreement have initial terms of approximately three years and require Vista Outdoor to purchase all of its ammunition products and canister powder requirements from Orbital ATK, and the Company similarly is subject to certain reciprocal exclusivity requirements in its sales of such products to Vista Outdoor. During the 2015 transition period, Vista Outdoor paid approximately $116 million to Orbital ATK in connection with the two supply agreements.
Each member of the Board of Directors approved the described transactions pursuant to his or her approval of the Transaction Agreement, Spin-off and Merger.

DIRECTOR COMPENSATION
Summary Compensation Information
Only non-employee directors receive compensation for service on the Board of Directors. Because our directors are paid for service periods running between each of the Company's annual meetings of stockholders, and because the 2016 Annual Meeting will be held approximately three months earlier than in prior years due to the Company's previously-announced change from a March 31 fiscal year-end to a December 31 fiscal year-end, the directors received a retainer amount following the 2015 Annual Meeting equal to 75% of their standard compensation amount (summarized below) in order to account for the shortened nine-month transition period between the Company's 2015 and 2016 Annual Meetings. Following the 2016 Annual Meeting, director compensation is expected to return to a normal 12-month cycle.
Furthermore, as a result the approval by the Board of Directors of increases to certain components of standard director compensation, effective as of the closing date of the Merger (February 9, 2015), the directors were paid additional cash amounts following the 2015 Annual Meeting (August 5, 2015) for service between February 9, 2015 and August 5, 2015. The additional amounts actually paid to each director were determined by calculating the pro rata amount earned by a director for the period between February 9, 2015 and August 5, 2015 and subtracting the pro rata amount already paid to the director by either ATK or Orbital prior to the Merger for his or her expected service as an ATK director or an Orbital director during that period. Because legacy Orbital directors received smaller retainers prior to the Merger, their pro rata payment for the period up to August 5, 2015 was larger than the payment made to legacy ATK directors.
Mr. DeYoung was not compensated for his service on the Board during the period that he served as CEO of the Company (i.e., up to the Merger and Spin-off). He therefore was paid the full pro-rated amount earned for the period between February 9, 2015 and August 5, 2015.
The standard full-year compensation payable to Orbital ATK's non-employee directors is as follows:

•	an award of restricted stock valued at $100,000 at the time of grant upon initial election to the Board and upon re-election at each subsequent annual meeting of stockholders;

•	an annual cash retainer of $75,000, with no additional fees paid for Board and committee meetings attended;

•	an annual cash retainer of $90,000 for the independent non-executive Chairman of the Board (Ronald R. Fogleman);

•
an annual cash retainer of $18,500 for the chair of the Audit Committee, $12,500 for the chair of the Compensation and Human Resources Committee, $12,500 for the chair of the Governance Committee (increased from $10,000) and $12,500 for the chair of the Markets and Technology Committee; and

•
an annual cash retainer of $13,500 for each member of the Audit Committee (increased from $12,500), $7,500 for each member of the Compensation and Human Resources Committee (increased from $7,000), $7,500 for each member of the Governance Committee (increased from $5,000), $7,500 for each member of the Markets and Technology Committee and $2,500 for each member of the special subcommittee of the Markets and Technology Committee.

Cash amounts are paid annually in a lump sum following election or re-election at the annual meeting of stockholders.
Directors who spend a significant part of a day on Company business issues beyond the normal scope of board member responsibilities receive an additional $1,000 per diem payment, plus expenses. The per diem is paid at the discretion of the Chief Executive Officer. Non-employee directors are also reimbursed for tuition and related expenses for continuing director education courses.
Director Compensation
The following table shows the annual retainer and fees earned by the directors for the 2015 transition period and either paid in cash or deferred at the election of the director. The Board's Deferred Fee Plan is described below. The table also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. The Non-Employee Director Stock Program is described below. Additional information regarding the restricted stock awards and deferred stock units is described in footnote 1 below.
The amounts shown below consist of cash retainer payments and restricted stock awards made in August 2015 for expected service as a Company director through the 2016 Annual Meeting, plus the pro rata value of the increase in compensation described above that was earned for the 2015 transition period (i.e., from April 1, through December 31, 2015) for service as a Company director, plus the additional amounts paid to legacy Orbital directors as a result of the smaller retainer paid to them before the Merger. These prorated amounts were paid entirely in cash.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Kevin P. Chilton	$142,942	$74,939	$542	$218,423
Roxanne J. Decyk	$84,187	$74,939	$4,328	$163,454
Mark W. DeYoung	$125,375	$74,939	$542	$200,856
Martin C. Faga	$74,735	$74,939	$6,147	$155,821
Lennard A. Fisk	$133,610	$74,939	$542	$209,091
Ronald R. Fogleman	$144,154	$74,939	$11,485	$230,578
Robert M. Hanisee	$140,197	$74,939	$871	$216,007
Ronald T. Kadish	$140,197	$74,939	$542	$215,678
Tig H. Krekel	$74,382	$74,939	$5,312	$154,633
Douglas L. Maine	$92,327	$74,939	$735	$168,001
Roman Martinez IV	$71,537	$74,939	$15,829	$162,305
Janice I. Obuchowski	$133,610	$74,939	$542	$209,091
James G. Roche	$141,844	$74,939	$542	$217,325
Harrison H. Schmitt	$141,844	$74,939	$542	$217,325
Scott L. Webster	$125,375	$74,939	$542	$200,856

(1)
This column shows the grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock awards and grants of deferred stock units that are paid in shares of Company common stock and calculated based on the number of shares granted multiplied by the closing price per share of common stock on the date of grant (the amounts do not reflect the actual amounts that may be realized by the directors). A discussion of the assumptions used in calculating these values may be found in Note 14 to the audited financial statements in the Company's Transition Report on Form 10-K for the 2015 transition period.

The following table shows the number of shares of restricted stock or deferred stock units (to be settled in shares of Company common stock) granted to each non-employee director during the 2015 transition period and the closing price per share of common stock on the date of grant.

Name	Grant Date	Number of Shares of Stock or Units	Closing Price on Grant Date
Kevin P. Chilton	8/5/2015	1,043	$71.85
Roxanne J. Decyk	8/5/2015	1,043	$71.85
Mark W. DeYoung*	8/5/2015	1,043	$71.85
Martin C. Faga	8/5/2015	1,043	$71.85
Lennard A. Fisk	8/5/2015	1,043	$71.85
Ronald R. Fogleman	8/5/2015	1,043	$71.85
Robert M. Hanisee	8/5/2015	1,043	$71.85
Ronald T. Kadish	8/5/2015	1,043	$71.85
Tig H. Krekel	8/5/2015	1,043	$71.85
Douglas L. Maine	8/5/2015	1,043	$71.85
Roman Martinez IV	8/5/2015	1,043	$71.85
Janice I. Obuchowski	8/5/2015	1,043	$71.85
James G. Roche	8/5/2015	1,043	$71.85
Harrison H. Schmitt	8/5/2015	1,043	$71.85
Scott L. Webster	8/5/2015	1,043	$71.85

The aggregate numbers of shares of restricted common stock, restricted stock units, deferred stock units (to be settled in shares of Company common stock), phantom stock units (to be settled in cash) and stock options held by each non-employee director as of December 31, 2015 were as follows:

Name	Shares of Restricted Stock (#)	Restricted Stock Units (#)	Deferred Stock Units (#)	Phantom Stock Units (#)	Stock Options (#)
Kevin P. Chilton	—	—	1,043	—	—
Roxanne J. Decyk	—	—	5,897	—	—
Mark W. DeYoung	1,043	38,105	10,271	2,657	32,290
Martin C. Faga	—	—	8,229	—	—
Lennard A. Fisk	1,043	—	—	—	—
Ronald R. Fogleman	—	—	13,286	1,797	—
Robert M. Hanisee	—	—	1,043	636	—
Ronald T. Kadish	1,043	—	—	—	—
Tig H. Krekel	—	—	7,158	—	—
Douglas L. Maine	1,043	—	—	—	—
Roman Martinez IV	—	—	13,286	7,403	—
Janice I. Obuchowski	1,043	—	—	—	—
James G. Roche	1,043	—	—	—	—
Harrison H. Schmitt	1,043	—	—	—	—
Scott L. Webster	—	—	1,043	—	—

(2)
The "All Other Compensation" column consists solely of the aggregate amount of: cash dividends paid on unvested restricted stock awarded under the Non-Employee Director Stock Program under the Company's 2015 Stock Incentive Plan or the Non-Employee Director Restricted Stock and Stock Deferral Program under the Company's 2005 Stock Incentive Plan (the "Director Stock Programs"), dividend equivalents paid in cash on deferred stock units under the Director Stock Programs, and the dollar value of dividend equivalents credited in the form of additional phantom stock units under the Company's Deferred Fee Plan for Non-Employee Directors. Dividend equivalents are paid or credited at the same rate as cash dividends paid on the Company's common stock.

Deferred Fee Plan for Non-Employee Directors
The Deferred Fee Plan for Non-Employee Directors permits a director to defer receipt of all or part of the director's cash retainer. In general, directors must make elections to defer fees payable during any calendar year by the end of the preceding calendar year. Newly elected directors have up to 30 days to elect to defer future fees. A director can elect to have deferred amounts credited to either a "cash account" or a "share account" as phantom stock units (based on the market price of Orbital ATK common stock). Cash accounts are credited with interest quarterly at the Company's one-year borrowing rate and share accounts will be credited with additional units if dividends are paid on Orbital ATK common stock. Payment of deferred amounts is made in cash following the director's termination of Board service. Phantom stock units credited to share accounts are paid out based on the market price of Orbital ATK common stock at the time of payout. A director may elect to receive payments either in a lump sum or in up to 10 annual installments.
Currently, three directors hold phantom stock units in this plan but Mr. Hanisee is the only director who is deferring cash retainer fees. The following table shows how those directors currently have their deferred fees credited and how many common stock units (to be settled in cash) were credited to their share accounts as of December 31, 2015, including additional stock units acquired as a result of dividend equivalents credited on those common stock units.

Name	Annual Retainer	Units as of December 31, 2015
Ronald R. Fogleman	Cash account—50%	N/A
	Share account—50%	1,797
Robert M. Hanisee	Cash account—50%	N/A
	Share account—50%	636
Roman Martinez IV	Share account—100%	7,403
Non-Employee Director Stock Program
Each non-employee director receives automatic awards of restricted common stock under the Non-Employee Stock Program under the Company's 2015 Stock Incentive Plan upon first being elected to the Board of Directors and upon re-election at each subsequent annual meeting of stockholders. The stock awards have a market value of $100,000, as determined by the closing market price of Orbital ATK common stock on the date of grant.
Common stock issued under this program entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All shares are, however, subject to certain restrictions against sale or transfer for a period, which we refer to as the restricted period, starting on the award date and ending on the earliest to occur of the following:

•	the first anniversary of the award date;

•	the retirement of the director from the Board in compliance with the Board's retirement policy as then in effect;

•	the termination of the director's service on the Board because of disability or death; or

•	the termination of the director's service on the Board following a change in control of Orbital ATK.

All restrictions on the restricted common stock are removed on the expiration of the restricted period.
The program permits the directors to elect to defer receipt of the restricted stock in exchange for a credit, in stock units, to a deferred stock unit account. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock. Directors who make a deferral election will have no rights as stockholders of Orbital ATK with respect to amounts credited to their deferred stock unit account. If cash dividends are paid on Orbital ATK common stock, the Company will pay each director an amount equal to the cash dividends that would be paid on the number of shares equal to the number of stock units credited to the director's deferred stock unit account. Payment of stock units credited to the deferred stock unit account will be made in a lump sum in an equal number of shares of unrestricted common stock at the time specified in the director's deferral election, but no later than as soon as administratively feasible following the director's termination of Board service.
If a director ceases to be a member of the Board for any reason prior to the expiration of the restricted period, the director forfeits all rights in shares or deferred stock units, as applicable, for which the restricted period has not expired.
Expense Reimbursement
Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.
Indemnification Agreements
Orbital ATK has entered into indemnification agreements with its directors. These agreements require the Company to:

•	indemnify the directors to the fullest extent permitted by law;

•	advance to the directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted;

•	indemnify and advance all expenses incurred by directors seeking to enforce their rights under the indemnification agreements; and

•	cover directors under our directors' and officers' liability insurance.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
The following discussion describes Orbital ATK's executive compensation program for the nine-month transition period ended December 13, 2015 and certain compensation decisions made for the fiscal year beginning January 1, 2016. Previously, our fiscal year was the 12-month period ending on March 31 of each year. In March 2015, following the business combination between the Company, then known as Alliant Techsystems Inc. ("ATK"), and Orbital Sciences Corporation ("Orbital") (the "Merger"), our Board approved a change in our fiscal year-end from March 31 to December 31. As a result, our most recently-completed fiscal period is a nine-month transition period that began on April 1, 2015 and ended on December 31, 2015. We refer to that period as the "2015 transition period" and identify the 2015 transition period in the charts and tables in this Proxy Statement as "2015T."
The Compensation Discussion and Analysis describes the elements and objectives of our executive compensation program and explains the compensation decisions of the Company's Compensation and Human Resources Committee (the "Committee") with respect to our named executive officers ("NEOs"). As of December 31, 2015, our NEOs were:

•	David W. Thompson, President and Chief Executive Officer

•	Blake E. Larson, Chief Operating Officer

•	Garrett E. Pierce, Chief Financial Officer

•	Frank L. Culbertson, Executive Vice President and President, Space Systems Group

•	Scott L. Lehr, Executive Vice President and President, Flight Systems Group

2015 Performance Highlights
Orbital ATK's first year as a combined enterprise was a highly successful period for the Company and our stockholders. The Company's management team committed to and implemented an aggressive plan to integrate the two predecessor companies and produce substantial cost and revenue synergies by the end of the year while continuing the successes of the two companies' businesses. By major gauges of progress - financial results, operational activity, customer orders, and, ultimately, investor value creation - our inaugural year was an auspicious beginning for the combined company.
In particular, Orbital ATK's strong year of financial and operational performance included the following highlights:

•	During a year in which the stock markets were generally flat, Company stock price increased more than 40% from February 10, 2015, the first day following the Merger, to December 31, 2015

•	Calendar year results for company revenue, operating income and earnings per share exceeded the top end of the initial 2015 guidance provided to investors in May 2015

•
The Company implemented a strong capital deployment program, resulting in share repurchases totaling 1 million shares for approximately $76 million and quarterly dividend payments of approximately $57 million during 2015

•	The Company successfully completed substantially all transition/integration activities related to the Merger

•	The Company realized cost synergies from the Merger of more than $80 million through the end of 2015, substantially greater than initial targets, and revenue synergies of approximately $75 million

•
The Company strengthened its balance sheet by refinancing existing debt to increase liquidity, extend debt maturities and lock in attractively priced longer-term fixed-rate capital; in addition, the Company reduced debt by approximately $100 million

•
The Company demonstrated strong operational performance, including the successful return to flight of the Company's Cygnus spacecraft and an overall success record of approximately 98% on more than 50 major operational events

•	The Company achieved record new business awards of $8.0 billion, boosting total contract backlog up approximately 12% to $13.5 billion at the end of 2015

Results of 2015 Stockholder "Say on Pay" Vote
At the 2015 annual meeting of stockholders, the Company received a 97% vote in favor of the compensation paid to executive officers, indicating a strong endorsement of the Company's executive compensation program. The Committee continues to be mindful of stockholder interests in making compensation decisions.

Overview of Executive Compensation Program and Key Practices

The primary components of our executive compensation program are base salary, an annual incentive opportunity, and a long-term incentive ("LTI") opportunity consisting of grants of performance shares, restricted stock and stock options. Significant elements of our executive officers' compensation are tied to financial and operating performance and are intended to drive sustained long-term stockholder value. The metrics for the annual and long-term incentives are described in detail later in this Compensation Discussion and Analysis. Annually, the Committee reviews and approves the metrics for our annual- and long-term incentives. The metrics for our annual incentive normally are measured based on a 12-month performance period, and our long-term incentive performance shares based on a three-year period. Due to the change in our fiscal year noted above, our annual incentive performance period was shortened to a nine-month period from April 1, 2015 to December 31, 2015, and the long-term incentive performance period approved in 2015 is for the period from April 1, 2015 to December 31, 2017. Because the equity grants comprising our LTI opportunity were made in March 2015, the value of these awards were reported in the proxy statement for our 2015 Annual Meeting of Stockholders and are not reflected in the 2015T row of the "Summary Compensation Table" provided further below, with the exception of awards made to Mr. Lehr in recognition of his promotion to Executive Vice President and President, Flight Systems Group on July 1, 2016. Details regarding our annual incentive awards are provided in the "Outstanding Equity Awards at Fiscal Year-End" table below.
The two charts immediately below show the general allocation of compensation for our NEOs, including by type of award, the percentage of total compensation that is tied to the achievement of financial and operational performance metrics and to stock performance, and the percentage of total compensation that is "at risk." The value of each type of incentive-based compensation assumes achievement of the target value for each type of grant. Since these awards have both upside opportunity and downside risk, these percentages may not reflect the actual amounts realized.

Importantly, our compensation program includes the following pay governance and other practices and policies:

•	A stock holding requirement for executive officers

•	A policy prohibiting hedging and pledging of Company stock by our directors and officers

•	No stock options granted with an exercise price below market value on the date of grant

•	No repricing or buybacks of stock options

•	Caps on annual and long-term incentives

•	Limited perquisites

•	Double-trigger provisions for a change in control

•	A recoupment (clawback) policy

•	Use of an independent compensation consultant to provide third-party advice on executive compensation

Executive Compensation Philosophy
The overall objective of the Company's executive compensation program is to create long-term stockholder value. The program seeks to achieve this goal by providing a competitive compensation package to our executives in order to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders.
Both management and the Committee realize the importance of maintaining sound principles for the development and administration of executive compensation and benefit programs while recognizing the concerns of stockholders. Executive compensation decisions are based on three fundamental principles:

1.
Performance-Based - Incentive compensation is designed to motivate behavior that will drive strong financial performance with the intent of creating stockholder value. Executive compensation varies in relation to the Company's financial performance and stock price performance. The Committee sets target performance levels in line with the Company's annual and long-term business and strategic plans and, accordingly, the Company must achieve superior performance in order for executive officers to receive payments in excess of the target amounts.

2.	Aligned with Stockholder Interests - The Company will achieve the best results for its stockholders when its executives act and are rewarded as owners of the business.

•
On an ongoing basis, a significant portion of our total direct compensation is provided through equity-based incentives - generally, more than 50% of the total opportunity for our Chief Executive Officer and, on average, approximately 40% of the total opportunity for our other executive officers (excluding the effect of prorated payments, described further below).

•
Executive officers are required to retain at least 50% of the net shares (remaining after payment of withholding taxes and, in the case of options, exercise price) received as compensation and to hold such shares until the executive leaves the Company.

3.
Quality of Talent - Orbital ATK requires highly-skilled executives to drive long-term success - executives whose abilities are essential to the creation of long-term value for stockholders. To ensure we remain competitive in attracting and retaining talented executives, we conduct an annual market analysis for both direct and indirect compensation.

•
Total direct compensation (base salary, annual incentive, long-term incentive) is benchmarked against a peer group of industry companies of comparable size. In addition, the Committee references survey-reported information from the aerospace and defense industry and general industry to obtain a broader market perspective. The determination of compensation is described in more detail below.

Indirect compensation programs (benefits) are evaluated separately from direct compensation through the Company's regular benefit review and benchmarking process. For all employees, the Company considers market data from companies in relevant industries and of relevant revenue size.
Elements of Orbital ATK's Executive Compensation Program
The primary elements of the Company's executive compensation program are shown in the following table:

Compensation Element	Objective
Base salary	To provide a fixed level of cash compensation for sustained individual performance based on level of responsibility, experience and performance.
Annual incentive	To focus executives' attention on annual performance goals and reward executives for their contributions to the Company's short-term financial and operational performance.
Long-term compensation
To align management's interests with those of the Company's stockholders through the use of stock incentive programs designed to reward financial performance that creates stockholder value over time, link awards to stock-price performance, and serve as a retention vehicle for top executive talent.

Benefits	To provide a competitive total compensation program and support the attraction and retention of highly-skilled executives.
Limited Perquisites	To provide a competitive total compensation package.
The various elements afford flexibility in designing an executive compensation package and allow the Committee to focus executive officers' efforts on both short-term and long-term business objectives.

Determination of Compensation
The Committee is responsible for setting the Company's compensation policies and approving the compensation paid to executive officers. The Committee also receives advice on compensation matters from Semler Brossy Consulting Group, LLC, the Committee's independent compensation consultant. Semler Brossy has served as the Committee's compensation consultant since September 2013.
Compensation Benchmarking
Each year, before the Committee approves executive officer compensation for the upcoming fiscal year, we review our executive compensation program to (1) assess ongoing market competitiveness and (2) consider both Company and individual performance. The Committee benchmarks executive compensation for the Company's officers against officers in similar positions at comparable companies. In addition, the Committee also reviews compensation survey data from the aerospace and defense industry and general industry to provide a broader view of compensation practices in the market. The benchmarking data is not applied in a formulaic manner, but rather the Committee members consider the information in exercising their business judgment to make compensation decisions.
For the 2015 transition period, the Committee retained the peer group of 18 aerospace and defense companies with revenue between $1 billion and $15 billion that it had employed in the prior fiscal year. This decision was based on a review of an analysis provided by Semler Brossy that assessed the size and makeup of the combined company following the Merger.
For the 2015 transition period, our peer group consisted of the following companies:

Textron Inc.	Triumph Group, Inc.
L-3 Communications Holdings, Inc.	Exelis Inc.*
Spirit AeroSystems Holdings, Inc.	The Timken Company
Rockwell Automation, Inc.	Moog Inc.
Oshkosh Corporation	Teledyne Technologies Incorporated
Rockwell Collins, Inc.	Curtiss-Wright Corporation
Harris Corporation*	Esterline Technologies Corporation
SPX Corporation	Hexcel Corporation
AMETEK, Inc.	Kaman Corporation
_____
* Exelis Inc. was acquired by Harris Corporation in 2015.
The Committee has approved the continued use of the same peer group companies for fiscal 2016.
Compensation Decision-Making Process
Each year, the Committee meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for the Company's executive officers for the fiscal year. In establishing executive compensation for the 2015 transition period, the Committee reviewed multiple market reference points for each executive officer as a guide to establish a targeted level of total direct compensation (base salary, annual incentive, and long-term incentives) for each executive officer position. The data for base salary, annual incentive compensation, and long-term incentive compensation for each position were compared to the current compensation levels of the respective executive officers, and the Company's CEO then made recommendations to the Committee on the pay levels for officers (other than himself) based on the CEO's assessment of the officer's performance and experience level and applicable retention considerations. The Committee retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market references. The level of compensation for the Company's CEO is determined solely by the Committee, with assistance from the Committee's compensation consultant. The Committee approves all grants of long-term incentive equity awards to executive officers, and the Company does not backdate, reprice or grant equity awards retroactively. Payments of equity and cash compensation are audited for conformity to amounts authorized by the Committee and for compliance with applicable processes and procedures.
2015 Base Salaries
The Committee conducted its review of our executive officers' base salaries for the 2015 transition period at the Committee's March 2015 meeting. The Committee approved a base salary increase effective April 1, 2015 for each of the named executive officers listed in the Summary Compensation Table.

The base salary component of our executive compensation program is the least variable relative to Company performance. The decision to give an executive officer a base salary increase and the amount of that increase was made by considering competitive salary levels, the officer's specific responsibilities and experience level, and recommendations on individual performance and retention considerations by our CEO for each officer other than himself.
For the 2015 transition period, the Committee approved meaningful increases to the base salary and annual incentive components of compensation to recognize the leadership and experience required of our executive officers in successfully executing our integration plans following the Merger. Mr. Larson received a 37% increase in his base salary in connection with his promotion to Chief Operating Officer following the Merger. Messrs. Pierce and Culbertson received smaller raises given the less significant changes in their roles and responsibilities and the positioning of their compensation relative to the Company's peer group. Mr. Lehr was not an executive officer at the beginning of the 2015 transition period; however, the Committee approved a 21% raise in his base salary in connection with his promotion to President of our Flight Systems Group, effective July 1, 2015.
Mr. Thompson became CEO of the Company on February 9, 2015, upon the completion of the Merger. At the time of the Merger, Mr. Thompson continued to receive the same base salary as when he served as the chief executive officer of Orbital. Effective as of April 1, 2015, the Committee approved a 21% salary increase for Mr. Thompson from $725,005 to $875,000, positioning his salary below the median base salary for executives in our peer group. In determining Mr. Thompson's base salary increase, the Committee considered numerous factors, including the expanded scope of Mr. Thompson's responsibilities in leading a larger and more complex company.
For 2016, the Committee has approved modest increases in base salary for our executives.
2015 Annual Incentive Compensation
Philosophy and Decision-Making Process
The primary purpose of the Company's annual incentive opportunity is to motivate executives to achieve objectives that will enhance the value of the Company and reward them commensurate with their success. This goal is achieved by making a large portion of the Company's cash compensation variable and dependent upon annual Company and business group financial goals and by setting challenging but achievable target levels of performance.
The goal-setting process for the Company's annual incentive compensation program begins with the CEO working with the Committee to establish performance measures that will provide the appropriate incentives to management to achieve the Company's annual financial and non-financial goals. The Committee determines the weighting of the performance measures, the annual incentive opportunity for each executive, expressed as a percentage of annual base salary and, with input from management, the performance levels to be achieved at the threshold, target and maximum incentive payout levels within such payout range.
As a result of the Company's change in fiscal year noted above, the annual incentive metrics were tied to the Company's nine-month 2015 transition period. Because of the difference in fiscal years between our predecessor companies, our legacy Orbital executives and ATK executives received annual incentive payments at different times in 2015 for their prior performance periods. Consequently, the Committee determined that our legacy Orbital executives, including Messrs. Thompson, Pierce and Culbertson, would receive an annual incentive for their service during the full 12-month 2015 calendar year but based on the shorter transition period metrics, whereas our legacy ATK executives, including Messrs. Larson and Lehr would be paid a nine-month pro-rated annual incentive based on the same metrics.

Performance Measure Determination and Weighting
In March 2015, the Committee determined the performance measures for the annual incentive compensation program for the 2015 transition period under the Company's Executive Officer Incentive Plan, consisting of both financial and non-financial operational metrics. Consistent with prior years, the financial annual incentive performance goals established by the Committee included earnings before interest and taxes ("EBIT"), sales and free cash flow. Free cash flow is defined as cash provided by operations less capital expenditures plus asset sales. The Committee added orders as an additional financial metric to provide a greater emphasis on, and accountability for, bringing in new business. Orders is defined as firm orders plus exercised option orders received during the accounting year. The non-financial performance metrics for the annual incentive program consist of operational and integration goals measured based on the achievement of specified milestones. The weightings of the metrics approved by the Committee for the 2015 transition period are summarized in the following table. "Corporate Staff" includes Messrs. Thompson, Pierce and Larson and "Group Presidents" includes Messrs. Culbertson and Lehr.

Executive Officer Annual Incentive Program

April 1, 2015 to December 31, 2015 Transition Period

Annual Incentive Plan Metrics

	Position	Financial Metrics at Target (75% weight)			Non-Financial Metrics (25% weight)	
CEO & Other Executive Officers	Corporate Staff	Corporate	EBIT	22.5%	Operations and Integration Milestones	25%
			Free Cash Flow	22.5%		
			Revenue	22.5%		
			Orders	7.5%		
	Group Presidents	Corporate	EBIT	10.5%	Operations and Integration Milestones	25%
			Free Cash Flow	10.5%		
			Revenue	10.5%		
			Orders	3.5%		
		Group	EBIT	12%		
			Free Cash Flow	12%		
			Revenue	12%		
			Orders	4%		

Payout Range for Financial Metrics

Threshold	50%
Target	100%
Maximum	175%

Payout Range for Non-Financial Metrics

0% - 115%*

Overall Maximum Payout: 160%

*Discretionary component equal to 15%. The maximum number of points will be awarded for each non-financial objective and negative discretion will be applied to the extent the objective is not achieved.

For fiscal year 2016, the Committee has determined to retain the same overall annual incentive design, including the same financial metrics, weightings and payout ranges that were in effect for the 2015 transition period. The Committee's conclusion was based on the significant work done prior to the Merger to harmonize the predecessor companies' incentive designs and to ensure the resulting programs were aligned with market best practices. The Committee also determined that, going forward, the actual incentive payout to Corporate Staff should be capped at the highest achievement percentage attained at the business group level.
Annual Incentive Opportunity

As part of its annual review of individual executive officer compensation levels, the Committee reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for threshold, target and maximum performance levels for each executive officer. For the 2015 transition period, the Committee decided to provide a greater target annual incentive opportunity in order to drive financial and operational performance, and increased the target payout for the presidents of our business groups. For the 2015 transition period, at the target performance level, the annual incentive payment opportunity for our CEO was 120% of annual base salary and ranged from 80% to 90% of base salary for the executive officers named in the Summary Compensation Table below. For Messrs. Larson and Lehr, their annual award incentive opportunity was pro-rated to align with their nine-month performance period.

The Committee established the maximum payout opportunity at 160% of target with no payment earned unless performance met the threshold level, a reduction from 200% in prior years. The percentages for each named executive officer were as follows:

	Annual Cash Incentive Targets (% of Base Salary)
	Threshold	Target	Maximum
Mr. Thompson	45%	120%	192%
Mr. Pierce	33.8%	90%	144%
Mr. Larson	33.8%	90%	144%
Mr. Culbertson	30%	80%	128%
Mr. Lehr*	30%	80%	128%
*The Annual Cash Incentive Target shown for Mr. Lehr is the target applicable to him following his promotion to Executive Vice President and President, Flight Systems Group. Mr. Lehr's target before his promotion was 60%. Mr. Lehr's actual payout for the 2015 transition period reflects a prorating of his applicable target before and after his promotion.

Performance Goals
In June 2015, the Committee established the specific performance goals at threshold, target and maximum for each performance metric. Performance goals were also established for each of the Company's three business groups and are applicable to the Group Presidents. The target level of performance established for each financial performance metric was based on Company and group financial performance expectations for the nine-month 2015 transition period, and so were, in general, approximately 75% of full-year targets. Certain targets were greater or less than 75% depending on the forecast for the remainder of the calendar year. The target levels of performance were considered by the Committee and management to be challenging but achievable. Orbital ATK is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.
When setting the goals, the Committee also specified that, in determining and calculating the performance results at the end of the 2015 transition period, mandatory adjustments would be made (in accordance with the provisions of the Company's Executive Officer Incentive Plan and the requirements of Section 162(m) of the Internal Revenue Code) to eliminate the negative or positive effects of certain items, including for example, litigation or claim judgments or settlements, charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities and extraordinary items and other unusual and non-recurring items of loss or gain. The adjustment factors (specified pursuant to the Company's Executive Officer Incentive Plan) are intended in part to mitigate inappropriate influence in the management decision-making process.
Actual performance is measured following the end of the performance period, as described below. The Committee retains the discretion to adjust incentive payment amounts downward after the adjusted results have been calculated.
Annual Incentive Performance Results
In early 2016, the Committee evaluated the Company's results on each of the performance goals established as described above and applied the applicable adjustment factors in calculating the financial results. Based on the final results, as adjusted, the Company achieved approximately 152% of the target incentive amount for EBIT, 141% of the target incentive amount for revenue, 175% of the target amount for free cash flow and 175% of the target incentive amount for orders. The required adjustments were made to the EBIT results to remove the impacts of internal restructuring costs, Merger-related costs, and the effects of certain changes in accounting principles. The required adjustments were also made to revenue and orders to remove the effects of certain changes in accounting principles. Adjustments were made to free cash flow to eliminate the effect of a litigation settlement, internal restructuring costs and other Merger-related costs.
The Committee has the ability to adjust an officer's payment upward (unless the officer is covered by Section 162(m) of the Internal Revenue Code) or downward based on individual performance or other factors determined by the Committee to be appropriate in its discretion. While the Committee determines and approves all annual incentive awards and payments for the executive officers, it considers the CEO's assessment of the individual performance of each of the executive officers other than himself. The Committee assesses the performance of the CEO in making any discretionary adjustment to the CEO's annual incentive payment. For the 2015 transition period, the Committee, in its discretion and upon the recommendation of the CEO, approved downward adjustments to the annual incentive payments for the NEOs, including in particular, an adjustment applicable to Messrs. Thompson, Larson and Pierce to limit the payout to corporate group employees to the highest achievement percentage attained at the business group level. The Committee expects to continue this practice as a part of the compensation plan design for future periods. These downward adjustments are reflected in the "Approved Performance Level" rows in the tables below.

The overall Company financial results for the 2015 transition period were:

Goals (in millions)	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Reported Results	Adjusted Results
Company EBIT	$310	$343	$378	$322	$367
Company Revenue	$2,875	$3,209	$3,544	$3,399	$3,392
Company Free Cash Flow*	$129	$152	$175	$199	$234
Company Orders	$2,910	$3,443	$3,965	$3,957	$4,012
*As described above, free cash flow was defined to be cash provided from operations less capital expenditures plus asset sales.
The table below shows the performance measures and respective weightings and the adjusted performance levels achieved under the annual incentive program at the corporate level for Messrs. Thompson, Larson and Pierce, whose incentive payout is based solely on the performance of the Company as a whole, in addition to operational factors.

Financial and Operational Measures	Weightings	Overall Target Incentive Achieved
Company EBIT	22.5%	152%
Company Revenue	22.5%	141%
Company Free Cash Flow	22.5%	175%
Company Orders	7.5%	175%
Operations and Integration Milestones	25%	102%
Overall Performance Level Achieved		144%
Approved Performance Level		141.5%

The table below shows the performance measures and respective weightings and the adjusted performance levels achieved under the annual incentive program for Messrs. Culbertson and Lehr, whose incentive payout is based both on Company financial results and the results of their particular business group, in addition to operational factors.

Financial and Operational Measures	Weightings	Overall Target Incentive Achieved (Mr. Culbertson)	Overall Target Incentive Achieved (Mr. Lehr)
Company EBIT	10.5%	152%	152%
Company Revenue	10.5%	141%	141%
Company Free Cash Flow	10.5%	175%	175%
Company Orders	3.5%	175%	175%
Business Group EBIT	12%	175%	159%
Business Group Revenue	12%	169%	110%
Business Group Free Cash Flow	12%	175%	175%
Business Group Orders	4%	0%	175%
Operations and Integration Milestones	25%	98%	94%
Overall Performance Level Achieved		142.1%	139.1%
Approved Performance Level		141.5%	138.7%

The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the Committee in 2015 and the actual cash incentive paid to each of the named executive officers. Because of the difference in fiscal years between our predecessor companies, ATK and Orbital, our legacy Orbital executives and ATK executives received annual incentive payments at different times in 2015 for their prior performance period. Consequently, the Committee determined that our legacy Orbital executives, including Messrs. Thompson, Pierce and Culbertson, would receive an annual incentive for their service during the full 12-month 2015 calendar year but based on the shorter transition period metrics, whereas our legacy ATK executives, including Messrs. Larson and Lehr would be paid a nine-month pro-rated annual incentive based on the same metrics.

	Annual Cash Incentive Amounts			Actual	Prorated
	Threshold	Target	Maximum	Incentive	Incentive
Mr. Thompson	$393,750	$1,050,000	$1,680,000	$1,485,669	—
Mr. Larson	$212,625	$567,000	$907,200	$802,248	$ 604,434
Mr. Pierce	$222,750	$594,000	$950,400	$840,457	—
Mr. Culbertson	$141,000	$376,000	$601,600	$532,022	—
Mr. Lehr*	$130,500	$348,000	$556,800	$391,858	$ 317,991
*The annual incentive amounts for Mr. Lehr are the Threshold, Target and Maximum amounts in effect following his promotion to Executive Vice President and President, Flight Systems Group. The Actual Incentive and Prorated Incentive amounts are amounts actually earned during the 2015 transition period and are the weighted average of the amount earned based on his payout opportunity at the 60% target percentage for the period during which he served as Senior Vice President, Flight Systems Group and his payout opportunity at the 80% target level for the period following his promotion to Executive Vice President and President, Flight Systems Group on July 1, 2016.

2015 Long-Term Incentive Compensation
The Committee determines the framework and goals for the Company's long-term incentive compensation program. As noted above, the long-term incentive approved in 2015 will be measured over a period that began on April 1, 2015 and will end on December 31, 2017, rather than three full years. When considering the long-term incentive program design for this performance period, the Committee reviewed the current construct of compensation being delivered through restricted stock, stock options and other performance-based awards. The Committee determined to retain the mix of long-term awards utilized for the Company's executive officers in prior years, but decreased performance shares from 50% to 40% of the award value and increased restricted stock from 30% to 40% of the award value in order to provide a stronger retention compensation component in light of the management transition associated with the Merger and the difficulty in setting three-year performance metrics for the combined company following the Merger.
The key elements and objectives of the long-term incentive program for the Company's executive officers are shown below.

Executive Officer Long-Term Incentive Program

April 1, 2015 - December 31, 2017*

Type of Award	Value**	Objectives	Key Terms
Performance Shares (to be paid out in shares of Orbital ATK common stock)	40% of long-term incentive opportunity	Highly aligned with stockholder interests and balanced with revenue growth
Measured over a three fiscal-year period:
(1) total stockholder return: relative three-year return compared to A&D companies with revenue >$1 billion in the S&P Composite 1500 Index (50% weighting);
(2) absolute revenue growth (25% weighting);
(3) absolute earnings per share growth (25% weighting)

Restricted Stock	40% of long-term incentive opportunity	Retention, with underlying value driven by stock-price performance	Equal annual installment vesting over a three-year period
Stock Options	20% of long-term incentive opportunity	Long-term stock price appreciation	Exercise price equal to fair market value of Orbital ATK stock on the date of grant; equal annual installment vesting over a three-year period; 10-year term
* Effective April 1, 2015, the Company changed its fiscal year end from March 31 to December 31. Accordingly, the first year of the performance period is nine months.
** The value of the performance shares and restricted stock was determined using the closing sale price of Orbital ATK common stock on the grant date of the award. The value of the stock options was determined using the Black-Scholes option pricing model on the grant date of the award.

The potential payout for a performance share grant ranges from 25% of target to 200% of target. For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight line basis between the threshold and target or between the target and maximum, as applicable.
In October 2015, as part of its planning for long-term incentive grants to be made during fiscal 2016, the Committee determined to retain the same overall long-term incentive plan design, for the same reasons described above with respect to annual incentives. However, the Committee decided to replace absolute earnings per share growth as a metric for performance share component with a three-year return on invested capital metric ("ROIC"). Although ROIC was considered as a possible metric in the prior year, it was determined the Company did not yet have the level of information necessary for the newly-combined business to set a meaningful three-year ROIC metric.

Long-Term Incentive Opportunity

In March 2015, the Committee approved the amount of each executive officer's long-term incentive award opportunity based on the Committee's review and assessment of the market competitiveness of the officers' target level of total direct compensation, including long-term incentive compensation. The target long-term incentive compensation amount for each of the named executive officers was set at or near the market median for officers in similar positions at companies in our peer group or the survey data from the aerospace and defense industry. The Committee set Mr. Thompson's target long-term incentive compensation substantially below the market median, which still represented a substantial increase from the value of his long-term incentive opportunity when Mr. Thompson served as the chief executive officer of Orbital. The Committee approved the increase in Mr. Thompson's long-term incentive compensation opportunity in consideration of the expanded scope of Mr. Thompson's responsibilities in leading a larger and more complex company and with additional focus on the long-term growth of Orbital ATK Due to the timing of grant, these awards are reflected in the FY2015 information in the Summary Compensation Table below and not 2015T. Effective July 1, the Committee approved an award to Mr. Lehr in connection with this promotion to Executive Vice President and President, Flight Systems Group to bring his compensation in line with the competitive market rate for the group president position and to track the mix of long-term incentives in place for the Company's other executive officers.

Performance Measure Levels

In June 2015, the Committee established the specific levels for each performance measure applicable to the grant of performance shares. When setting the levels, the Committee also specified that in determining and calculating the performance results at the end of the performance period, adjustments would be made to eliminate the negative or positive effects of certain items, including, for example, litigation or claim judgments or settlements, charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities and extraordinary items and other unusual and non-recurring items of loss or gain. Actual performance will be measured following the end of the performance period. The Committee retains the discretion to adjust incentive payment amounts downward after the adjusted results have been calculated.

Long-Term Incentive Compensation Payouts

Except for the time-based vesting of restricted stock granted to our named executive officers in prior periods, no long-term incentive compensation was paid to our named executive officers during the 2015 transition period. This outcome resulted from the terms of the Merger transaction agreement between ATK and Orbital, which required Company performance awards granted in prior periods to be converted into time-based vesting restricted stock units ("RSUs").

The converted RSUs for the FY13-15 performance award grant vested on March 31, 2015, prior to the 2015 transition period and therefore are not reported in this proxy statement. The number of RSUs issued to each recipient for the FY13-15 performance award grant was calculated at the actual performance levels achieved for the performance period because complete financial information was available to determine the levels of performance. For the outstanding FY14-16 and FY15-17 performance awards, the Committee determined that the number of RSUs issued would be based on the target level of performance. This determination was based on the conclusion that a reasonable determination of actual performance could not be made for these grants given the length of time remaining in the performance periods and the resulting uncertainty regarding the outcome of the applicable performance metrics. As a result of the conversions, these awards are no longer subject to the performance-based vesting conditions of the original performance shares and will time-vest on March 31, 2016 and March 31, 2017, respectively. Accordingly, no performance award payouts occurred for the 2015 transition period.

Other Compensation Design Elements
Recoupment and Forfeiture
The Company has a recoupment policy that reserves the right of the Committee to recoup any incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the Committee determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the Committee. This includes awards that are deferred into a Company Nonqualified Deferred Compensation Plan. The recoupment policy applies to all awards granted after December 31, 2009, and includes any form of cash or equity compensation other than base salaries.
Benefit, Retirement and Perquisite Programs
Orbital ATK provides certain benefits to our executive officers, including health, welfare, and retirement benefits. We do so to support the attraction and retention of highly-skilled executives. The Company's benefits programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.
Health and Welfare Benefits. Our executive officers participate in the same health and welfare programs as other Company employees.
Retirement Benefits. In general, our executive officers participate in the standard employee retirement programs. Supplemental executive retirement plans are also provided. See the discussion in this proxy statement under the headings "Pension Benefits" and "Nonqualified Deferred Compensation."
Nonqualified Deferred Compensation. We offer a nonqualified deferred compensation plan as a tool for our key employees to plan for their financial future. This plan is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. In general, beyond the potential for a small 401(k) make-up match included in the Summary Compensation Table, amounts credited to an employee's account under the plan reflect the employee's voluntary deferral of compensation. All accounts are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more investment alternatives selected by the participant under the terms of the plan. These investment choices are generally the same as those offered to all Company employees through the Company's 401(k) Plan. Following the Merger, legacy Orbital executives, including Messrs. Thompson, Pierce, and Culbertson continued to participate in an Orbital non-qualified deferred compensation plan, which was frozen to future contributions for plan years commencing January 1, 2016.
Severance. From time to time, we need to offer an executive officer a severance package in connection with a termination of employment. Generally, the package is aligned with the benefits outlined in the Company's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is in line with competitive norms and it is regularly benchmarked against market practices. Payments made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."
Change-in-Control. Executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. The plan does not include a tax gross-up provision and caps the benefits provided under the plan at the limit established under Section 280G of the Internal Revenue Code in order to avoid both the loss of tax deductions and the imposition of the excise tax pursuant to the Internal Revenue Code. The plan also includes a "sunset" provision applicable to the chief executive officer, the chief financial officer, the chief operating officer, and general counsel of the Company such that after five years of service with the Company in that position the amount payable would gradually be reduced from three times compensation to two times compensation at a rate of two-tenths per year (after a total of nine years of service in that position, the amount payable would be two times compensation). As of March 25, 2016, none of Messrs. Thompson, Larson or Pierce has served in their current positions for more than five years and, accordingly, no reduction has been made to their compensation multiple.
The Income Security Plan remains in effect until February 9, 2018 (the third anniversary of the Merger), and no other officers or employees are eligible to participate in that plan. In May 2015, the Committee adopted a new Income Security Plan (the "New Change-in-Control Severance Plan") applicable to any new executive officers and other employees who become eligible to participate after the May 5, 2015 adoption date. Upon his promotion on July 1, 2015, Mr. Lehr became the first participant in the New Change-in-Control Severance Plan. Similar to the existing Income Security Plan, payments under the New Change-in-Control Severance Plan are not triggered solely by a change-in-control, but rather by a termination of employment (that meets certain conditions specified in the plan) following a change-in-control. After February 9, 2018, any officers who participate in the existing

Income Security Plan will become participants in the New Change-in-Control Severance Plan if they meet the eligibility requirements for participation at that time. The Committee will continue to monitor the plan design against market competitive practices for such plans.
Limited Perquisites. In connection with the Committee's review of the ATK and Orbital compensation programs, the Committee decided to eliminate most of the Company's standard executive perquisites, including the perquisite allowance, executive health exams, and an umbrella liability insurance program beginning April 1, 2015. The Committee believes that it continues to deliver a competitive total compensation package to our executives and therefore does not need to offer extensive perquisites. The Committee retained the Company's executive disability insurance benefit, as well as the legacy Orbital executive life and accidental death and dismemberment insurance policies for 2015 but has eliminated them for 2016.
Perquisites represent a small portion of any executive officer's total direct compensation. Perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.
Compensation Outside the Standard Program
In certain circumstances, such as hiring a new executive, we may provide compensation outside our standard executive compensation program.
When we offer employment to a new executive, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executives for delivering business results that are expected and subsumed under our pay-for-performance philosophy.
Stock Holding Requirement
Each executive officer is required to retain at least 50% of the net shares (remaining after payment of withholding taxes and, in the case of options, exercise price) of Orbital ATK common stock acquired as compensation to ensure that executives' interests and actions are aligned with the interests of Orbital ATK's stockholders. These shares must be held until the executive leaves the Company or is no longer an executive officer. This approach underscores an ownership mentality for our executives, which is one of the fundamental principles of our executive compensation program.
The Committee annually reviews the holdings of executives to ensure compliance with the stock holding requirement.
No Hedging or Pledging of Company Stock
The Company has a policy and procedures for transactions in Orbital ATK securities for its directors and Section 16 reporting officers. This policy requires all directors and executive officers of the Company to pre-clear any proposed transactions in Orbital ATK securities. In 2015, the Board of Directors adopted a policy explicitly prohibiting hedging or pledging of Company securities by directors and executive officers. In addition, the Company's executive officers and directors have provided written representations to the Company that they do not hedge the economic risk of ownership of Company common stock, have not hedged any of their shares of Company stock during the 2015 transition period, and have not pledged any shares of Company common stock as collateral for a loan or otherwise.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as "performance-based compensation." Among other things, in order to be deemed performance-based compensation, the compensation must be based on the achievement of pre-established objective performance criteria and must be pursuant to a plan that has been approved by the Company's stockholders. It is important for the Company to continue to be able to deduct, for tax purposes, compensation paid to its executive officers. Therefore, the Company has taken such actions under its standard compensation programs as may be necessary under Section 162(m) of the Internal Revenue Code to continue to qualify for available tax deductions related to executive compensation. The Company's stockholders approved a new stock incentive plan at the 2015 Annual Meeting for the purpose, among others, of meeting the requirements of Section 162(m) of the Internal Revenue Code. In addition, the Company is seeking approval of a new Executive Officer Incentive Plan (a cash incentive plan) for the primary purpose of meeting the requirements of Section 162(m) of the Internal Revenue Code. See "Proposal 3 - Approval of Orbital ATK, Inc. Executive Officer Incentive Plan" for a description of the Plan.
Compensation decisions for our executive officers were made with consideration of the implications of Section 162(m). While the Committee intends to structure arrangements in a manner that preserves deductibility under Section 162(m), the

Committee may decide to pay amounts outside of our stockholder approved plans that are nondeductible if it determines that such payments are consistent with our pay-for-performance philosophy and are in the best interests of the Company.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
The Compensation and Human Resources Committee of the Board of Directors has reviewed and discussed with the Company's management the Compensation Discussion and Analysis. Based on this review and these discussions with management, the Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Orbital ATK's transition report on Form 10-K.
This report is provided by the Compensation and Human Resources Committee:
Roxanne J. Decyk, Chair
Lennard A. Fisk
Robert M. Hanisee
Tig H. Krekel
Douglas L. Maine
Janice I. Obuchowski

References in the columns of the tables below to "2015T" refer to the 2015 transition period, which was the nine-month period from April 1, 2015 through December 31, 2015.
SUMMARY COMPENSATION TABLE
The following table shows the cash and non-cash compensation awarded to or earned by the Chief Executive Officer, Chief Financial Officer, and each of our three other most highly compensated executive officers during the 2015 transition period. As discussed above under "Compensation Discussion and Analysis," due to the timing of the Company's annual compensation cycle, no equity awards were granted to the executive officers during the 2015 transition period with the exception of Mr. Lehr, who received an award of restricted stock, performance shares and options in connection with his promotion to Executive Vice President and President, Flight Systems Group, effective July 1, 2015. Equity awards to the other executive officers during calendar year 2015 are reflected in the fiscal year 2015 (FY15) rows.

Name and Principal Position	Year (1)	Salary ($)(2)(3)	Bonus ($)(4)	Stock Awards ($)(5)(6)(7)(8)	Option Awards ($)(9)	Non-equity Incentive Plan Compensation ($)(10)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(11)	All Other Compensation ($)(12)	Total ($)
David W. Thompson	2015T	$669,049	$—	$—	$—	$1,485,669	$—	$44,064	$2,198,782
President &	FY15	$111,539	$—	$2,072,304	$480,004	$—	$—	$14,187	$2,678,034
Chief Executive Officer
Garrett E. Pierce	2015T	$509,262	$—	$—	$—	$840,457	$—	$28,678	$1,378,397
Chief Financial Officer	FY15	$96,925	$—	$863,330	$200,008	$—	$—	$10,976	$1,171,239

Blake E. Larson	2015T	$489,836	$—	$—	$—	$604,434	$108,714	$119,939	$1,322,923
Chief Operating Officer	FY15	$467,659	$286,808	$992,908	$230,009	$465,737	$1,772,466	$125,926	$4,341,513
	FY14	$462,662	$—	$417,867	$99,974	$579,184	$52,164	$66,402	$1,678,253
	FY13	$439,161	$—	$351,870	$87,997	$349,291	$194,864	$48,301	$1,471,484

Frank L. Culbertson	2015T	$359,667	$—	$—	$—	$532,022	$—	$16,190	$907,879
Executive Vice President &
President, Space Systems Group

Scott L. Lehr	2015T	$318,321	$50,000	$167,793	$29,986	$317,991	$(35,295)	$49,603	$898,399
Executive Vice President &
President, Flight Systems Group

(1)	The years reported are the Company's nine-month transition period ending December 31, 2015, and the fiscal years ending March 31, 2015, March 31, 2014, and March 31, 2013, respectively.

(2)
Includes amounts, if any, deferred at the direction of the executive officer pursuant to a Company 401(k) Plan or Nonqualified Deferred Compensation Plan. Also includes payments to executive officers for fiscal year 2015 in the amounts specified as follows for vacation sold under the Company's vacation buy/sell benefit program: Mr. Larson, $6,537, and Mr. Lehr, $3,767.

(3)
Mr. Thompson, Mr. Pierce and Mr. Culbertson became officers of the Company on February 9, 2015 upon completion of the Merger. Mr. Lehr was promoted to Executive Vice President and President Flight Systems Group on July 1, 2015.

(4)	The amount in this column represents the final installment of a retention bonus paid to Mr. Lehr.

(5)
This column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. For the 2015 transition period, the amounts in this column for restricted stock awards and the component of the performance share awards subject to financial performance measures are calculated based on the number of shares awarded multiplied by the closing price of Orbital ATK common stock on the date of grant. The number of performance shares used to determine this aggregate fair value of the component of the award subject to revenue and earnings per share financial metrics (50% of the total award) is based on the target payout level for the award. The fair value of the component of the awards of performance shares subject to a total stockholder return ("TSR") measure (50% of the total award) is determined by an integrated Monte Carlo simulation model. The number of performance shares used to determine the aggregate fair value of the TSR component of the award is based on the maximum payout level for the award, rather than the target payout level (The amounts do not reflect the actual amounts that may vest or be earned by the executive officer). The assumptions used in calculating the aggregate grant date fair value of the awards are disclosed in Note 14 to the consolidated financial statements in Orbital ATK's Transition Report on Form 10-K for the nine-month transition period ended December 31, 2015.

The value of the restricted stock and the value for the April 1, 2015 - December 31, 2017 performance shares (at target and maximum) awarded to Mr. Lehr during the 2015 transition period are shown separately in the table below:

		2015 - 2017 Performance Shares
Name	Restricted Stock	At Target	At Maximum
Mr. Lehr	$59,967	$68,905	$137,809

(6)	For fiscal year 2015, the amounts in this column were calculated as noted above in footnote 5, except that the value of performance shares shown was based solely on the target payout level.

The value of the restricted stock awards and the target value for the April 1, 2015 - December 31, 2017 performance shares (reflected in above table) awarded to each of the named executive officers in fiscal year 2015 are shown separately in the table below:

Name	Restricted Stock	2015 - 2017 Performance Shares
Mr. Thompson	$959,983	$1,112,320
Mr. Pierce	$399,933	$463,397
Mr. Larson	$459,959	$532,949

(7)
For fiscal year 2014, the amounts in this column were calculated as noted above in footnote 5, except that the value of performance shares shown was based solely on the target payout level. The performance shares were converted to restricted stock units in connection with the spin-off of the Company's Sporting Group on February 9, 2015.

The value of the restricted stock awards and the target value for the fiscal year 2015-2017 performance shares (reflected in above table) awarded to Mr. Larson in fiscal year 2014 are shown separately in the table below:

Name	Restricted Stock	FY2015 - 2017 Performance Shares
Mr. Larson	$149,908	$267,959

(8)
For fiscal year 2013, the amounts in this column were calculated as noted above in footnote 5, except that the value of performance shares shown was calculated at the target payout level. The performance shares were converted to restricted stock units in connection with the spin-off of the Company's Sporting Group on February 9, 2015.

The value of the restricted stock awards and the target value for the fiscal year 2014-2016 performance shares (reflected in above table) awarded to Mr. Larson in fiscal year 2013are shown separately in the table below:

Name	Restricted Stock	FY2014 - 2016 Performance Shares
Mr. Larson	$175,935	$175,935

(9)
The amount in this column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amount is based on the fair value of the stock option award as estimated using the Black-Scholes option-pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black-Scholes value are disclosed in Note 14 to the consolidated financial statements in Orbital ATK's Transition Report on Form 10-K for the nine-month transition period ended December 31, 2015.

(10)
The amounts in this column represent payment of annual incentive compensation for the periods noted. The annual incentive compensation program and payments for the 2015 transition period are described in the "Compensation Discussion and Analysis" in this proxy statement. Includes amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan or Nonqualified Deferred Compensation Plan.

(11)
The amounts in this column represent the aggregate change in the actuarial present value of the officer's accumulated retirement benefits under the Company's Pension and Retirement Plan and Defined Benefit Supplemental Executive Retirement Plan. Mr. Thompson, Mr. Pierce, and Mr. Culbertson do not participate in a defined benefit retirement plan. See the "Pension Benefits" section in this proxy statement for additional information. No above-market or preferential earnings on any nonqualified deferred compensation was paid to the officers during the last fiscal year and, accordingly, no such amounts are reflected above.

(12)	"All Other Compensation" amounts for the 2015 transition period consist of the following:

Name	Dividends (1)	Disability Insurance Premiums	Orbital Life and ADD Insurance Premiums	401(k) Plan Contributions	DC SERP Plan Allocations	Orbital Deferred Compensation Contributions	Tax Gross-up (2)	Perquisites (3)
Mr. Thompson	$10,391	$1,736	$1,162	$10,435	$—	$12,621	$1,094	$6,625
Mr. Pierce	$2,886	$1,367	$256	$11,320	$—	$8,680	$2,374	$1,795
Mr. Larson	$6,260	$2,812	$—	$7,601	$36,341	$—	$14,715	$52,210
Mr. Culbertson	$2,489	$315	$460	$7,417	$—	$4,269	$1,094	$146
Mr. Lehr	$3,337	$3,088	$—	$8,721	$17,317	$—	$7,535	$9,605

(1)	This amount represents cash dividend payments made to the named executive officers on unvested restricted stock awards.

(2)
The amounts shown for Mr. Thompson, Mr. Pierce and Mr. Culbertson reflect tax gross-up payments related to the reimbursement of executive long-term disability premiums. For Mr. Pierce, the amount also includes a tax gross-up payment related to the reimbursement of supplemental disability premiums. The amounts shown for Mr. Larson and Mr. Lehr include tax gross-ups related to relocation expenses.

(3)
The amount shown for Mr. Larson includes $51,815 for reimbursement of relocation expenses. The remaining amounts in this column consist of other relocation expenses, travel and meals for family members for work-related functions, parking and transportation expenses, and membership fees. Not all of the listed perquisites were provided to each named executive officer.

GRANTS OF PLAN-BASED AWARDS
The following table summarizes the grants of equity and non-equity plan-based awards made during the 2015 transition period. As discussed above under "Compensation Discussion and Analysis," due to the timing of the Company's annual compensation cycle, no equity and non-equity plan-based awards were granted to the executive officers during the 2015 transition period with the exception of Mr. Lehr, who received such awards in connection with his promotion to Executive Vice President and President, Flight Systems Group, effective July 1, 2015. The non-equity award was granted under our amended and restated Executive Officer Incentive Plan, which was approved by stockholders in 2011, and the equity awards were granted under our 2005 Stock Incentive Plan, which was approved by stockholders in 2012.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Grant Date Fair Value of Stock and Option Awards ($)(6)
											Exercise or Base Price of Option Awards ($/Share)
Name	Grant Date (1)	Incentive Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott L. Lehr	7/1/2015	Annual (2)	$130,500	$348,000	$556,800
	7/1/2015	Long-Term Stock (3)				205	820	1,640				$107,826
	7/1/2015	Restricted Stock (4)							820			$59,967
	7/1/2015	Stock Options (5)								1,443	$73.13	$29,986

(1)	The grant date is the date Mr. Lehr was promoted to Executive Vice President and President, Flight Systems Group.

(2)
The amounts reflect the potential cash payout for the annual incentive program for the fiscal period beginning on April 1, 2015 and ending on December 31, 2015 if all performance measures are satisfied at the applicable level. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Incentive Compensation Decisions for the Fiscal Period Beginning April 1, 2015 and Ending December 31, 2015--Annual Incentive Compensation." See the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table above for the amount actually earned for the 2015 transition period.

(3)
Each column in this row shows the number of shares of common stock that may be paid out for the three fiscal-year performance period beginning April 1, 2015 and ending December 31, 2017 if all performance metrics are satisfied at the applicable level. The payout will be determined after the fiscal year ending December 31, 2017. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Incentive Compensation Decisions for the Fiscal Year Beginning April 1, 2015 and Ending December 31, 2015--Long-Term Incentive Compensation."

(4)
The number of shares of restricted stock shown in this row represents the actual number of shares of restricted stock granted to Mr. Lehr on July 1, 2015. The restricted stock shown in this row vests in three equal annual installments beginning on the first anniversary of the grant date.

The shares of restricted stock shown in this row may also vest upon death, disability, involuntary layoff (provided that at least one year has elapsed from the award date) or a qualifying termination of employment following a change in control of the Company. Dividends are payable on the shares at the same rate as dividends paid on all outstanding shares of Orbital ATK common stock.

(5)
The number of stock options shown in this row represents the actual number of options granted to Mr. Lehr on July 1, 2015. The option exercise price is the closing sale price of a share of Orbital ATK common stock on the New York Stock Exchange on the date of grant. The stock options vest in three equal annual installments starting on the first anniversary of the grant date. The options may also vest in the event of a qualifying termination of employment following a change in control of the Company.

(6)
This column shows the full grant date fair value of the equity awards under FASB ASC Topic 718. Generally, for the long-term stock incentive awards relating to performance metrics, the full grant date fair value is the amount the Company could expense in its financial statements over the awards' performance period assuming performance is achieved at the target level for the component of the performance share awards subject to financial performance measures and at the maximum payout level for the award component subject to a total stockholder return measure. Assumptions made in the calculations of these amounts may be found in Note 14 to the consolidated financial statements in Orbital ATK's Transition Report on Form 10-K for the nine-month transition period ended December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the unexercised stock options, restricted stock and restricted stock units not vested and performance share awards not earned as of December 31, 2015 by the executive officers named in the Summary Compensation Table.

	Option Awards						Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)(6)
David W. Thompson	7/25/2013						8,971	$801,469
	7/21/2014						13,470	$1,203,410
	7/21/2014						6,735	$601,705
	3/10/2015	—	23,392	—	$72.06	3/10/2025	13,322	$1,190,187	3,330	$297,502

Garrett E. Pierce	7/25/2013						5,980	$534,253
	7/21/2014						8,980	$802,273
	7/21/2014						5,612	$501,376
	3/10/2015	—	9,747	—	$72.06	3/10/2025	5,550	$495,837	1,387	$123,915

Blake E. Larson	3/6/2012	7,597	—	—	$26.25	3/6/2022	—	$—	—	$—
	3/5/2013	4,062	2,032	—	$30.40	3/5/2023	6,678	$596,613	—	$—
	3/11/2014	921	1,843	—	$61.65	3/11/2024	4,803	$429,100	—	$—
	3/10/2015	—	11,209	—	$72.06	3/10/2025	6,383	$570,257	1,595	$142,497

Frank L. Culbertson	7/25/2013						4,485	$400,690
	7/21/2014						5,987	$534,879
	7/21/2014						2,245	$200,568
	3/10/2015	—	5,604	—	$72.06	3/10/2025	3,191	$285,084	797	$71,204

Scott L. Lehr	3/5/2013						355	$31,716	—	$—
	3/11/2014						1,961	$175,196	—	$—
	3/10/2015						2,914	$260,337	485	$43,330
	7/1/2015	—	1,443	—	$73.13	7/1/2025	820	$73,259	205	$18,315

(1)	For a better understanding of this table, we have included an additional column showing the grant dates of stock options, restricted stock and performance share awards.

(2)	Stock option grants vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)
The amounts shown for the grants to Mr. Thompson, Mr. Pierce and Mr. Culbertson in 2013 and 2014 are for time-vesting restricted stock units granted to Mr. Thompson, Mr. Pierce and Mr. Culbertson by Orbital prior to the Merger and assumed by the Company in connection with the Merger. The restricted stock units will be settled in shares of Orbital ATK common stock on a one-for-one basis, subject to the officer's continued employment with the Company through the applicable vesting date. Grants made on July 25, 2013 will vest on July 25, 2016. Grants made on July 21, 2014 vest on July 21, 2016 and 2017. In addition, Orbital made special restricted stock unit grants on July 21, 2015, one-half of which vested one day following the closing of the Merger and the remainder of which vested on the one-year anniversary of that date (February 10, 2016). All restricted stock units vest in full in the event of the officer's death or disability.

(4)
The amounts shown for the grants made on March 5, 2013 and March 11, 2014 include restricted stock units and restricted stock awards that vest in three equal annual installments beginning on the first anniversary of the grant date.

For the March 5, 2013 grants, the number of restricted stock units and the number of shares subject to restricted stock awards for each of the named executive officers are shown separately in the table below:

Name	Restricted Stock Units	Restricted Stock Awards
Mr. Larson	5,786	892
Mr. Lehr	—	355

For the March 11, 2014 grants, the number of restricted stock units and the number of shares subject to restricted stock awards for each of the named executive officers are shown separately in the table below:

Name	Restricted Stock Units	Restricted Stock Awards
Mr. Larson	4,053	750
Mr. Lehr	1,499	462

The amounts shown for the grants made on March 10, 2015 are for restricted stock awards that vest in three equal annual installments beginning on the first anniversary of the grant date.

(5)
The amounts in this column were calculated using a per share value of $89.34, the closing price of Company common stock as reported on the NYSE on December 31, 2015, the last trading day of the 2015 transition period.

(6)
The amounts shown reflect the payout of the performance shares based on achievement at the threshold level of performance. The vesting and payout of any performance shares for the performance period ending on December 31, 2017 will be determined after the fiscal year ending December 31, 2017, based on the actual achievement of specified performance goals. These shares correspond to a long-term incentive award relating to performance growth measures (total stockholder return, absolute earnings per share growth, and absolute revenue growth) for the period of April 1, 2015 through December 31, 2017.

OPTION EXERCISES AND STOCK VESTED
The following table provides information for the executive officers named in the Summary Compensation Table regarding the exercise of stock options and the vesting of restricted stock and restricted stock units during the 2015 transition period.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(1)(2)
David W. Thompson			21,686	$1,504,162
Garrett E. Pierce			13,461	$934,516
Blake E. Larson	5,000	$119,305
Frank L. Culbertson			10,469	$755,007
Scott L. Lehr

(1)
Includes the vesting of restricted stock units. Value realized was determined by multiplying the number of vested shares or units by the closing market price of the Company's common stock on the date of vesting. If the vesting date fell on a weekend or holiday, the closing market price of the common stock on the business day immediately preceding the vesting date was used to determine the value realized.

(2)	The number of shares of restricted stock units that vested for each of the officers is as follows:

Name	Vesting Date	Number of Shares
Mr. Thompson	7/21/2015	6,735
	7/25/2015	5,980
	7/25/2015	8,971
Mr. Pierce	7/21/2015	4,490
	7/25/2015	5,981
	7/25/2015	2,990
Mr. Larson		—
Mr. Culbertson	7/21/2015	2,994
	7/25/2015	747
	7/25/2015	4,486
	10/24/2015	2,242
Mr. Lehr		—

Upon vesting of each award, the Company withheld shares of Company common stock from each officer having a value equal to the applicable tax withholding requirement.

PENSION BENEFITS
Orbital ATK maintains two tax-qualified defined benefit retirement plans covering less than half of our employees. These plans were closed to new participants as of January 1, 2007 (and at later dates for certain employees covered by collective bargaining agreements). Of the named executive officers, only Mr. Larson and Mr. Lehr participated in a defined benefit plan during the 2015 transition period. Their benefits are described below. The named executive officers who do not participate in a defined benefit plan (Mr. Thompson, Mr. Pierce and Mr. Culbertson) instead participated in a legacy Orbital defined contribution plan during the 2015 transition period. The Company's contributions for these named executive officers are included in the Summary Compensation Table under the column "All Other Compensation."
The Internal Revenue Code limits the benefits that may be paid from such tax-qualified plans. The Company's Defined Benefit Supplemental Executive Retirement Plan (the "DB SERP") was established to provide benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the Company's Nonqualified Deferred Compensation Plan. A grantor trust was established under which certain funds have been set aside to satisfy some of the obligations under the DB SERP. If the funds in the trust are insufficient to pay amounts payable under the DB SERP, the Company will pay the deficiency. Mr. Larson and Mr. Lehr participate in the DB SERP. The Company also sponsors a Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP"). Mr. Larson and Mr. Lehr also participate in the DC SERP. Amounts allocated by the Company under the DC SERP are included in the Summary Compensation Table under the column "All Other Compensation" and are also shown in the table under the heading "Nonqualified Deferred Compensation" in this proxy statement.
Orbital ATK, Inc. Pension and Retirement Plan
Due to acquisitions and benefit plan mergers, the Alliant Techsystems Inc. Pension and Retirement Plan, now called the Orbital ATK, Inc. Pension and Retirement Plan (the "Pension Plan"), and the Thiokol Propulsion Pension Plan (the "Thiokol Plan") contain various benefit formulas that apply to certain groups of employees. The benefit formulas that applied prior to July 1, 2013 to the two named executive officers who were participants in a defined benefit plan at that time were the following:

•	Mr. Larson - the old Cash Balance formula under the Pension Plan,

•	Mr. Lehr - the Aerospace Plan formula under the Pension Plan.

Since July 1, 2013, the pension benefit is calculated in two pieces: the benefit earned as of June 30, 2013 under the prior formula and the benefit earned under a new Cash Balance formula for service and earnings beginning July 1, 2013. Mr. Larson and Mr. Lehr began earning benefits under the new Cash Balance formula effective July 1, 2013.
Each portion of the pension benefit will be payable separately. Different payment forms and commencement dates may be elected for the different pieces of the benefit. The elements of compensation used in applying the various payment and benefit formulas generally include base salary plus annual incentive payments (actually paid through the month of termination of employment, or June 30, 2013, in the case of benefits under the frozen formulas), up to the applicable IRS maximum compensation limit. Historically, employees were vested after five years of vesting service. On January 1, 2008, vesting under the old Cash Balance formula changed to three years of vesting service. Effective July 1, 2013, all impacted employees who transitioned to the new Cash Balance formula became 100% vested in their entire pension benefit regardless of their years of vesting service. Mr. Larson and Mr. Lehr participated in a defined benefit plan during the 2015 transition period and are vested in the Pension Plan. The normal retirement age for the plan is defined in the Pension Plan as age 65.
New Cash Balance Formula - Effective for All Participants as of July 1, 2013
Effective July 1, 2013, the pension plan formulas were amended to provide benefits based on a new Cash Balance formula. The new Cash Balance formula provides pay and interest credits to all eligible participants. The pay credit is based on a percentage of eligible earnings received after July 1, 2013. The pay credit percentage is based on age plus Pension Service. Pension Service includes prior formula service to June 30, 2013 and service after July 1, 2013 (measured in whole years) at the end of each calendar year.

Age plus Years of Pension Service	Percentage of Eligible Pay
Less than 40	2.5%
From 40 to 59	3.0%
60 or more	4.0%
Cash Balance accounts are credited annually with pay and interest credits. The annual interest crediting rate is 4% and applies to the beginning of year account balance. Interest credits after termination continue to apply until benefit commencement date.
After termination of employment, a participant's vested account balance may be distributed immediately to a participant regardless of age in a variety of actuarially equivalent monthly annuity payment forms or as a lump sum payment. The interest rate and mortality table used to convert the cash balance account to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences.
Defined Benefit Plan Formulas Prior to July 1, 2013
Old Cash Balance Formula (Mr. Larson)
Effective April 1, 1992, the pension plan formula then in effect was amended to provide benefits based upon a Cash Balance formula (referred to as the "old" Cash Balance formula). The old Cash Balance formula continues to apply to employees who were participants in the pension plan as of April 1, 1992, or were hired after April 1, 1992 and not covered by one of the subsequently acquired plan formulas, but who had at least 15 years of credited service as of December 31, 2003. Effective June 30, 2013, pay credits under this old cash balance formula ended. Mr. Larson's initial cash balance account was equal to the lump sum value as of April 1, 1992 of his accrued benefit under the prior pension plan formula at that time. Mr. Larson's cash balance account was credited monthly with a percentage of pension earnings that increased with length of service as follows:

Years of Service	Percentage of Pension Earnings	Additional Percentage for Earnings in Excess of Social Security Wage Base
Less than 5	3.5%	3.5%
5 to 9	4.5%	4.5%
10 to 14	5.5%	5.5%
15 to 19	6.5%	5.5%
20 to 24	7.5%	5.5%
25 or more	8.5%	5.5%
The pay credits applied to the old cash balance accounts ended on June 30, 2013. The account balances continue to be credited monthly with interest credits equal to one-twelfth of the average one-year U.S. Treasury Bill rate during the 12 months ending September 30 of the prior calendar year. The minimum annual interest crediting rate is 3.06%. For calendar year 2015, the interest crediting rate is 3.06%.
The old Cash Balance formula benefit (frozen as of June 30, 2013) is not less than the lump sum equivalent of a monthly benefit of $47.50 multiplied by years of credited service as of June 30, 2013 payable at age 65.
At retirement, which may occur at or after age 55, a participant's vested old Cash Balance account may be payable as a monthly annuity or an annuity with a lump sum payment at age 62 or, if commencement of benefits occurs at or after age 62, as an optional lump sum payment. The interest rate and mortality table used to convert the old cash balance account to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences. Participants who terminate employment before age 55 may receive a lump sum payment at age 65.

Aerospace Plan Formula (Mr. Lehr)
The Aerospace Plan formula covers employees who had at least 15 years of credited service as of December 31, 2003 and who joined the Company in connection with the acquisition of Hercules Aerospace Company from Hercules Incorporated or began employment in a location offering this formula. This formula contains provisions similar to those of the Hercules plan that covered the Hercules location employees prior to the acquisition. If a participant was covered by the Hercules plan prior to January 1, 1985, certain grandfathered provisions remain - such as early retirement at age 50.
The Aerospace Plan formula provides an annuity benefit determined based on final average earnings and the participant's years of credited service. Effective June 30, 2013, benefit accruals under this formula were frozen for the impacted participants. The frozen benefit is equal to:

•
1.2% of final average earnings up to one-half of the social security wage base (as in effect for the 12 months prior to July 1, 2013), plus1.6% of final average earnings in excess of one-half of the social security wage base (as in effect for the 12 months prior to July 1, 2013),

•	multiplied by years of credited service.
Final average earnings, the social security wage base and credited service are all frozen as of June 30, 2013. Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings as of June 30, 2013. The social security wage base as in effect for the 12 months prior to July 1, 2013 is $111,900.
Benefits are paid in a variety of actuarially equivalent monthly annuity options at retirement. Additionally, participants eligible for early retirement may elect to receive 51% of their benefit in a lump sum payment.
Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 frozen benefit, and with a reduced frozen benefit on or after age 55. Participants eligible for grandfathered provisions may begin receiving certain benefits at age 50 rather than age 55. However, the benefit is calculated according to the Hercules formula in effect on December 31, 1984 and available until age 55 when it is recalculated under the current provisions of the plan. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years. As it relates to the frozen benefit, service with the Company after July 1, 2013 will be included when determining eligibility for early retirement.
Defined Benefit Supplemental Executive Retirement Plan
The DB SERP provides benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the Company's Nonqualified Deferred Compensation Plan. The IRS annual salary limitation (Section 401(a)(17) of the Internal Revenue Code) and certain other IRS requirements restrict pension benefits from tax-qualified pension plans for certain highly compensated employees. The DB SERP is designed to offset these limitations.
The applicable benefits from the DB SERP are generally based on the same benefit formula and provisions as the underlying qualified plan formula that applies to the participant. Effective July 1, 2013, the benefit formula for future accruals under the DB SERP changed to the new Cash Balance formula. The DB SERP benefit after July 1, 2013 consists of the frozen SERP benefit earned under the prior formula as of June 30, 2013 and the SERP benefit earned under the new Cash Balance formula after that date. The DB SERP benefits are paid in a lump sum the later of six months or February 1 following the calendar year of termination of employment or separation of service (as defined by Section 409A of the Internal Revenue Code), including interest (at the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments) from the first day of the month following termination to the actual payment date. The DB SERP benefit is converted to a lump sum payment based on an annual interest rate that is the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments, except for formulas which already determine the benefit as a lump sum amount.
Employees vest in the DB SERP benefits at the same time their benefits vest under the qualified pension plan.
The DB SERP provides certain executives covered by the old Cash Balance formula with the right to receive a benefit based on the greater of the PEP formula or the old Cash Balance formula through June 30, 2013 provided they remain employed until at least age 55 and receive a benefit under the new Cash Balance formula in effect July 1, 2013. This provision applies to Mr. Larson since he has attained age 55 and is reflected in the table below. The amount of the additional benefit (if any) depends on actual pension earnings and actual cash balance interest credits through the date of determination.
Pension Benefits
The following table provides information concerning each defined benefit plan of the Company that provides for payments or benefits to any of the named executive officers.

Name	Plan Name	Number of Years Pension Service (1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Blake E. Larson	Pension Plan	34.50	579,536	$0
	DB SERP	34.50	2,458,137	$0
Scott L. Lehr	Pension Plan	31.667	1,296,371	$0
	DB SERP	31.667	734,119	$0

(1)	Pension Service is determined in years and months as of December 31, 2015

Assumptions
The "Present Value of Accumulated Benefits" is based on the same assumptions as those used for the valuation of the plan liabilities in Orbital ATK's Transition Report on Form 10-K for the transition period ended December 31, 2015. The assumptions made in the calculations of these amounts may be found in Note 10 to the audited financial statements in Orbital ATK's Form 10-K.
The old Cash Balance formula benefits are projected from the current account value to age 65 assuming that the interest crediting rate is 3.5% for years after 2015. Retirement age is assumed to be age 65, except for Mr. Lehr's benefits. For Mr. Lehr, age 60 is used since this is the unreduced retirement age for the Aerospace Plan formula. The assumption is made that there is no probability of pre-retirement death or termination by any other cause.
All SERP benefits are assumed to be paid as a lump sum in accordance with the plan document.
"Pension Service" includes only service with the Company (or certain acquired employers). In general, the Company does not grant extra years of pension service.

NONQUALIFIED DEFERRED COMPENSATION
The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings, distributions and year-end account balances with respect to the contributions to the Company's Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP"), the Company's Nonqualified Deferred Compensation Plan (the "Deferred Compensation Plan"), and the Orbital Sciences Corporation Nonqualified Management Deferred Compensation Plan (the "Orbital Deferred Compensation Plan").

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
David W. Thompson	Orbital Deferred Compensation Plan	$—	$12,621	$204,389	$—	$5,183,949

Garrett E. Pierce	Orbital Deferred Compensation Plan	$—	$8,680	$209	$—	$157,380

Blake E. Larson	DC SERP	$—	$36,341	$(3,731)	$—	$77,018
	Deferred Compensation Plan	$—	$—	$(13,258)	$—	$776,731
Frank L. Culbertson	Orbital Deferred Compensation Plan	$—	$4,269	$(404)	$—	$19,419

Scott L. Lehr	DC SERP	$—	$17,317	$(281)	$—	$28,544
	Deferred Compensation Plan	$—	$—	$—	$—	$—

(1)
For Messrs. Larson and Lehr, the following amounts represent aggregate contributions made by the executive officer or by the Company for the benefit of the executive officer, since the officer's commencement of participation in the plan(s) through December 31, 2015. Deferrals and contributions in prior years were previously reported as compensation in the Summary Compensation Table in the Company's proxy statement for the applicable years for those officers who were named in the Summary Compensation Table in those years. For Messrs. Thompson, Pierce and Culbertson, amounts represent aggregate contributions since the beginning of their employment with the Company on February 9, 2015. The aggregate earnings represent the cumulative earnings on the original deferred amounts, less amounts withdrawn.

Name	Salary Deferrals ($)	Company Allocations to DC SERP ($)	Company Allocations to Orbital Deferred Compensation Plan ($)	Annual Cash Incentive Deferrals ($)	Performance Share Deferrals ($)	Withdrawals ($)	Aggregate Earnings ($)	Balance ($)
David W. Thompson	$—	$—	$23,881	$—	$—	$—	$234,676	$5,183,949
Garrett E. Pierce	$—	$—	$16,964	$—	$—	$—	$1,755	$157,380
Blake E. Larson	$—	$81,214	$—	$308,888	$—	$—	$463,647	$853,749
Frank L. Culbertson	$—	$—	$4,269	$—	$—	$—	$(404)	$19,419
Scott L. Lehr	$—	$28,835	$—	$—	$—	$—	$(291)	$28,544

Orbital Deferred Compensation Plan
The Orbital Deferred Compensation Plan was assumed by the Company in connection with the Merger and is applicable to eligible legacy Orbital employees, including Mr. Thompson, Mr. Pierce and Mr. Culbertson. The plan provides executive officers and other key management and highly compensated employees with the ability to set aside compensation on a tax-deferred basis. This compensation consists of amounts a participant elects to defer and/or discretionary contributions by the Company. Under the plan, the participants can defer up to 100% of their cash base salaries and up to 100% of their cash bonuses. The plan has been frozen to future contributions for plan years commencing January 1, 2016.

The participants have the right to allocate amounts credited to their plan account to one or more investment funds made available by the plan administrator. The participants may change these allocations on a daily basis by contacting the plan administrator by phone or accessing their plan account online through the plan administrator's website.

Benefits under the plan will be distributed under the terms elected by the employee. For each deferral year and type of deferral, the participant can elect either a future in-service withdrawal date or a distribution upon a voluntary or involuntary termination of employment. The participant can elect to receive the distributions either as a lump sum payment or in annual installments. In the event a participant dies while employed by Orbital ATK, benefits will be paid to the participant's beneficiaries in the same manner as elected by such participant. Additionally, upon a showing of an unforeseen financial hardship and with appropriate approval from the Compensation and Human Resources Committee, a participant may be allowed to access funds in the participant's plan account earlier than the elected distribution date. Mr. Thompson Mr. Pierce and Mr. Culbertson are fully vested in their account balances under the plan.
Deferred Compensation Plan
Mr. Larson and Mr. Lehr are eligible to participate in the Nonqualified Deferred Compensation Plan. Participants in the plan generally may elect to defer up to 70% of salary and 100% of cash or equity incentive compensation. The Company may credit to participants' accounts under the plan certain additional amounts relating to foregone matching contributions under a Company 401(k) plan. Under the plan, the Company may also make additional discretionary contributions to participants' accounts.
The plan is an unfunded plan, meaning that participants' accounts are bookkeeping entries only and do not entitle them to ownership of any actual assets. The accounts represent an unsecured promise by the Company to pay participants benefits in the future. However, the Company has established a nonqualified grantor trust commonly known as a "Rabbi Trust." The assets of the Rabbi Trust will be used to pay benefits, but the assets of the Trust remain subject to the claims of the Company's general creditors.
Participants' account balances are credited with earnings and investment gains and losses by assuming that the deferred amounts were invested in one or more investment funds made available by the Company from time to time under the plan. The investment alternatives include funds with different degrees of risk and, for amounts credited before January 1, 2005, include Company common stock as an investment alternative. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time, except for amounts credited to the Company common stock investment alternative. After January 1, 2005, only deferrals of equity performance awards may be credited to, and must remain credited to, the Orbital ATK common stock investment alternative. Amounts allocated to the Orbital ATK common stock investment alternative are credited with dividend equivalents in the form of additional deferred stock units, based on the closing sale price of Orbital ATK common stock as reported on the New York Stock Exchange on the dividend payment dates. Dividend equivalents are credited at the same rate as cash dividends paid on Orbital ATK's common stock.
The investment alternatives during the nine-month transition period ended December 31, 2015 were based on funds which generally corresponded to the investment funds made available under the Company's 401(k) Plan.
Generally, payouts from the plan cannot be made until the participant terminates employment, becomes totally and permanently disabled, has an unforeseeable financial emergency or reaches the date of a scheduled distribution elected by the participant under rules specified in the plan. A participant may request a distribution of amounts deferred before January 1, 2005, subject to the forfeiture of 10% of the amount withdrawn. Payouts may commence as soon as practicable following the occurrence of a distribution event; however, for amounts deferred after 2004, a payout cannot begin until six months after termination or separation of service (as defined by Section 409A of the Internal Revenue Code) for certain participants. Payouts are made in cash, except with respect to deferrals of equity performance awards after January 1, 2005, which are paid in shares of Orbital ATK common stock equal to the number of shares that were deferred, plus additional deferred stock units credited to the participants' accounts as a result of the deemed reinvestment of dividend equivalents with respect to the deferred shares. In addition, any Vista Outdoor Inc. ("Vista") deferred stock units that have been credited to a participant's account will be settled in shares of Vista common stock on a one-for-one basis. Vista phantom stock units will be paid in cash. For deferrals made on or after January 1, 2005, payouts are made in a lump sum or, in the case of retirement, in either a lump sum or in annual installments of up to 15 years as elected by the participant.
Defined Contribution Supplemental Executive Retirement Plan
The DC SERP is a nonqualified defined contribution plan under which the Company and its subsidiaries that sponsor the DC SERP may credit pre-tax contributions to a participant's account. Participation in the DC SERP is limited to (1) employees who are eligible for a non-elective contribution ("NEC") under the 401(k) Plan and (2) beginning July 1, 2013, employees who receive eligible compensation in excess of the IRS annual compensation limit and make the maximum allowable before-tax or Roth 401(k) contributions to the 401(k) Plan. An annual NEC allocation of 2.5% to 4.0% of compensation in excess of the IRS limits for a plan year will be made to a participant's account if: (i) the employee is a participant in the 401(k) Plan and the employee's NEC to the 401(k) Plan for the plan year is reduced by the annual compensation limit imposed by the Internal Revenue Code or (ii) the employee is a participant in both the 401(k) Plan and the Nonqualified Deferred Compensation Plan and the employee's NEC to the 401(k) Plan for the plan year is reduced due to the employee's deferrals to the Nonqualified

Deferred Compensation Plan. Additionally, an annual match allocation of 4.5% of compensation in excess of the IRS compensation limit will be made to a participant's account if the participant has made the maximum allowable before-tax or Roth 401(k) contributions to the 401(k) Plan for the calendar year.
Vesting for the NEC allocation under the DC SERP occurs following three years of vesting service and vesting for the match allocation under the DC SERP occurs following one year of vesting service. A participant becomes fully vested upon death, attainment of age 65, total disability while employed by the Company, or upon a change in control.
The DC SERP is an unfunded plan, meaning that participants' accounts are bookkeeping entries only and do not entitle them to ownership of any actual assets. The accounts represent an unsecured promise by the Company to pay participants benefits in the future.
Participants' account balances are credited with earnings and investment gains and losses by assuming that the allocations were invested in one or more investment funds made available by the Company from time to time under the plan. The measuring investments have different degrees of risk. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time. The investment alternatives are the same as those listed above for the Nonqualified Deferred Compensation Plan with the exception of the Orbital ATK Common Stock Measuring Investment and the Vista Outdoor Inc. Common Stock Measuring Investment, which are not available under the DC SERP.
The DC SERP benefit is paid as a lump sum on the later of the first day of the seventh month following termination of employment or February 1st of the calendar year following the calendar year of termination of employment.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Payments Made Upon Voluntary or Involuntary Termination
If the employment of any of the named executive officers is voluntarily or involuntarily terminated (other than retirement, involuntary termination not "for cause" or layoff, as described below), no additional payments or benefits will accrue or be paid to the individual, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table," "Pension Benefits," and "Nonqualified Deferred Compensation." A voluntary or involuntary termination will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards.
Payments Made Upon Retirement
Upon retirement of a named executive officer, the officer would be eligible for:

•
A prorated amount of the executive officer's annual incentive award, payable at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment, provided the officer completed at least 90 days of employment in the performance period.

•	Stock options generally are exercisable for three years to the extent exercisable on the date of retirement, but may not be exercised later than the expiration date of the stock options.

•
Any outstanding performance share awards would be paid at the end of the performance period based on the actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period.

•	Shares of restricted stock and restricted stock units would be forfeited.

If a named executive officer covered under the Company's Defined Benefit Supplemental Executive Retirement Plan (the "DB SERP") or the Company's Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP") engages in certain specific activities before payment of the supplemental executive retirement plan benefit, the executive will forfeit the benefit provided under the Plan. The DB SERP is described above in this proxy statement under the heading "Pension Benefits" and the DC SERP is described above in this proxy statement under the heading "Nonqualified Deferred Compensation."
Payments Made Upon Layoff
If the employment of any of the named executive officers is terminated by Orbital ATK for convenience or a reduction in force due to lack of business or reorganization, the officer would be eligible for:

•	A lump sum payout equal to 12 months base salary.

•
A prorated amount of the executive officer's annual incentive award, payable at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment, provided the officer completed at least 90 days of employment in the performance period.

•	An additional $15,000 to defray health care costs.

•	An estimated $10,000 of outplacement services.

In return, the officer is required to execute a general release of claims against Orbital ATK and agree to confidentiality, non-compete, non-solicitation and non-disparagement provisions for the one-year severance period. If a breach of any of these post-employment restrictions occurs, Orbital ATK is entitled to stop payment on the severance benefit and recover payments already made.
In the event of a layoff of any of the named executive officers, our standard award agreements provide as follows:

•
Vesting is not accelerated for stock options. Stock options generally are exercisable for 90 days following such termination of employment to the extent exercisable on the date of termination of employment, but may not be exercised later than the expiration date of the stock options.

•	Shares of restricted stock and restricted stock units would immediately vest, provided that at least one year has elapsed from the award date.

•
Any outstanding performance share awards would be paid at the end of the performance period based on the actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period.

The amounts of these payments are shown in the table below titled "Potential Payments Upon Termination."
Payments Made Upon Disability
If the employment of any of the named executive officers is terminated due to disability, the following provisions would apply:

•
A prorated amount of the executive officer's annual incentive award, payable at the end of the performance period would be paid based on actual performance measured following the end of the performance period and prorated for the period of employment, provided the officer completed at least 90 days of employment in the performance period.

•
Stock options generally are exercisable for three years following such termination of employment to the extent exercisable on the date of termination, but may not be exercised later than the expiration date of the stock options.

•	Shares of restricted stock and restricted stock units would immediately vest.

•
Any outstanding performance share awards would be paid at the end of the performance period based on the actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period.

The amounts of these payments are shown in the table below titled "Potential Payments Upon Termination."
Payments Made Upon Death
If any of the named executive officers dies, the treatment of awards is similar to that outlined above for termination due to disability, except with respect to any outstanding performance share awards. Outstanding performance share awards would be paid to the officer's estate as soon as administratively possible at the threshold performance level for the applicable performance period. The payment would be prorated for the period of active service during the performance period.
The amounts of these payments are shown in the table below titled "Potential Payments Upon Termination."
Potential Payments Upon Termination Following a Change in Control
The purpose of the Company's Income Security Plan is to provide income security protection to certain executives of Orbital ATK in the event of a "qualifying termination" following a change in control of Orbital ATK. Generally, a "qualifying termination" is an involuntary termination of employment without "cause" or a voluntary termination of employment for "good reason." For purposes of the Income Security Plan, a "change in control" includes:

•	An acquisition of 40% or more of the voting power of securities entitled to vote in the election of directors;

•	The consummation of a reorganization, merger, asset sale, or other transaction that results in existing stockholders owning less than 60% of the Company's outstanding voting securities;

•	A change in a majority of the incumbent directors (including directors approved by a majority of the incumbents);

•	Approval by the stockholders of a complete liquidation or dissolution of the Company; or

•	Any other circumstance which the Board determines to be a change in control for purposes of this plan after giving due consideration to the nature of the circumstances then presented.

On May 5, 2015, the Company adopted the Orbital ATK, Inc. Income Security Plan ("2015 ISP"), freezing the Company's former plan ("2013 ISP) to new participants. The 2013 ISP will terminate on February 9, 2018. All of the named executive officers are covered under the 2013 ISP with the exception of Mr. Lehr who became eligible to participate in the 2015 ISP upon his promotion on July 1, 2015.
The amounts of the payments that would be made to the current executive officers named in the Summary Compensation Table if a "qualifying termination" occurred on December 31, 2015 are shown in the table below titled "Potential Payments Upon Termination."

Plan Provisions under the 2013 ISP
Participation in the plan is limited to "executive officers" of Orbital ATK (as that term is defined in Rule 3b-7 under the Securities Exchange Act of 1934) and any employee selected by the Compensation and Human Resources Committee prior to May 5, 2015. Within the plan, participants are divided into two tiers with different levels of payments and benefits:

•	"Tier 1 Participants," who are Orbital ATK's President and Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Senior Vice President and General Counsel; and

•	"Tier 2 Participants," who are all other "executive officers" and any employee selected by the Committee to participate in the plan for the current fiscal year.

The plan does not have a tax gross-up provision, and the plan caps the benefits provided under the plan at the limit established under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code.
In the event of a "qualifying termination," as defined in the Income Security Plan, each participant in the plan will receive:

•	Base salary and other compensation earned through the date of termination to the extent not already paid;

•
A prorated portion of the annual cash incentive payment for which the participant is eligible for the fiscal year in which the termination occurs, calculated based on (a) the target level of performance if the termination occurs within the first three quarters of the fiscal year or (b) the greater of projected performance or target performance if the termination occurs within the fourth quarter of the fiscal year;

•	Immediate full vesting of any outstanding stock awards, other than performance vesting stock awards;

•	Payment of outstanding performance vesting stock awards and long-term cash incentive plan awards at the target level of performance; and

•	Payment for reasonable legal fees and expenses incurred in good faith by the participant to obtain benefits if Orbital ATK does not pay benefits under the plan.

In the event a Tier 1 Participant has a "qualifying termination" within the first five years of service in his or her specific Tier 1 officer position, the Tier 1 Participant will also receive:

•
A cash payment equal to three times the participant's annual base salary and current annual cash incentive opportunity for which the participant is eligible, assuming the target level of performance had been achieved;

•	A cash payment equal to three times the maximum 401(k) plan match the participant would have received for the calendar year in which the termination occurs;

•	A cash payment equal to the value of benefits that Orbital ATK would have provided to the participant under Orbital ATK's group health plan for a period of three years following termination; and

•
An additional supplemental retirement benefit equal to the increased benefit that the participant would have received under the DB SERP and/or DC SERP that would have occurred if: (1) the additional age and service would have been credited during the three-year period following the date of the termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation, and (2) the participant had contributed the maximum amounts allowable for before-tax or Roth 401(k) contributions to the 401(k) plan during the three-year period following the date of termination.

After five years of service in the specific Tier 1 officer position, each element of compensation payable to a Tier 1 Participant that is multiplied by three, as described above, will be reduced by an increment of 0.2 on each of the fifth through ninth anniversaries of the date of service in that position, for a total decrease from three times compensation to two times compensation over that five-year period. Effective December 31, 2015, the multiple for each of Mr. Thompson, Mr. Pierce and Mr. Larson is three.
Tier 2 Participants will also receive:

•
A cash payment equal to two times the participant's annual base salary and current annual cash incentive amount opportunity for which the participant is eligible, assuming the target level of performance had been achieved;

•	A cash payment equal to two times the maximum 401(k) plan match the participant would have received for the calendar year in which the termination occurs;

•	A cash payment equal to the value of benefits that Orbital ATK would have provided to the participant under Orbital ATK's group health plan for a period of two years following termination; and

•
An additional supplemental retirement benefit equal to the increased benefit that the participant would have received under the DB SERP and/or DC SERP that would have occurred if: (1) the additional age and service would have been credited during the two-year period following the date of termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation, and (2) the participant had contributed the maximum amounts allowable for before-tax or Roth 401(k) contributions to the 401(k) plan during the two-year period following the date of termination.

Plan Provisions under the 2015 ISP

Participation in the plan is limited to "executive officers" of Orbital ATK (as that term is defined in Rule 3b-7 under the Securities Exchange Act of 1934) and any employee selected by the Compensation and Human Resources Committee since May 5, 2015. As discussed above, the 2015 ISP is applicable to Mr. Lehr.

•
A cash payment equal to two times the participant's annual base salary and current annual cash incentive amount opportunity for which the participant is eligible, assuming the target level of performance had been achieved;

•	A prorated portion of the annual cash incentive payment for which the participant is eligible for the fiscal year in which the termination occurs, calculated based on the target level of performance;

•	A cash payment equal to the cash amount the participant would receive under any Long-Term Cash Incentive Plan assuming target performance had been achieved;

•	Immediate full vesting of any outstanding stock awards, other than performance vesting stock awards;

•	Payment of outstanding performance vesting stock awards and long-term cash incentive plan awards at the target level of performance; and

•	A cash payment equal to the value of benefits that Orbital ATK would have provided to the participant under Orbital ATK's group health plan for a period of two years following termination.

All cash payments described in the 2013 ISP and 2015 ISP above (other than payments under any supplemental retirement benefit under the 2013 ISP) will be paid in a lump sum not later than the 15th day of the third calendar month following the date of a participant's "qualifying termination." The supplemental retirement benefit is paid the later of (a) six months following termination of employment or separation of service (as defined by Section 409A of the Internal Revenue Code) or (b) February 1 of the following calendar year. A participant is entitled to such benefits under the Income Security Plan in consideration of his or her execution of a separation agreement and general release of claims (the "Release"). The obligation to provide benefits to a participant will be conditioned on the participant's continuing compliance with the confidentiality and non-disparagement, non-competition and non-solicitation covenants set forth in the Release and the covenants to provide services to the Company set forth in the Release. The obligations of the participants have a duration of three years for Tier 1 participants and two years for Tier 2 participants. If a breach of these post-employment restrictions occurs, Orbital ATK is entitled to injunctive relief and any other legal or equitable remedies.
Potential Payments Upon Termination
The following table shows potential payments to the named executive officers upon death, disability, layoff and termination of employment following a change in control of the Company. The amounts shown assume that the termination was effective December 31, 2015, the last day of the 2015 transition period, and are estimates of the amounts that would be paid to the executive officers upon termination, in addition to the base salary, annual incentive and long-term incentive earned during calendar year 2015 and any applicable retirement amounts payable to the executive officers discussed above under the heading "Pension Benefits" and "Nonqualified Deferred Compensation" in this proxy statement. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment.

	David W. Thompson		Garrett E. Pierce		Blake E. Larson		Frank L. Culbertson		Scott L. Lehr

Payments Upon Death
Cash Payment	$—		$—		$—		$—		$—
Equity
Stock Options	$—		$—		$—		$—		$—
Restricted Stock and Restricted Stock Units	$3,796,771	(1)	$2,333,739	(1)	$716,954	(1)	$1,421,221	(1)	$406,586	(1)
Performance Awards	$81,137	(2)	$33,795	(2)	$210,076	(2)	$19,419	(2)	$36,303	(2)
Retirement (401(k), DB SERP and/or DC SERP benefit)	$—		$—		$—		$—		$—
Total	$3,877,908		$2,367,534		$927,030		$1,440,640		$442,889
Payments Upon Disability
Cash Payment	$—		$—		$—		$—		$—
Equity
Stock Options	$—		$—		$—		$—		$—
Restricted Stock and Restricted Stock Units	$3,796,771	(1)	$2,333,739	(1)	$716,954	(1)	$1,421,221	(1)	$406,586	(1)
Performance Awards	$81,137	(2)	$33,795	(2)	$210,076	(2)	$19,419	(2)	$36,303	(2)
Retirement (401(k), DB SERP and/or DC SERP benefit)	$—		$—		$—		$—		$—
Total	$3,877,908		$2,367,534		$927,030		$1,440,640		$442,889
Payments Upon Layoff
Cash Payment	$900,000	(3)	$685,000	(3)	$655,000	(3)	$495,000	(3)	$460,000	(3)
Equity
Stock Options	$—		$—		$—		$—		$—
Restricted Stock and Restricted Stock Units	$—	(1)	$—	(1)	$146,696	(1)	$—	(1)	$72,991	(1)
Performance Awards	$81,137	(2)	$33,795	(2)	$917,879	(2)	$19,419	(2)	$150,733	(2)
Retirement (401(k), DB SERP and/or DC SERP benefit)	$—		$—		$—		$—		$—
Total	$981,137		$718,795		$1,719,575		$514,419		$683,724
Payments Upon Termination following a Change in Control
Severance Payment	$5,775,000		$3,762,000		$3,591,000		$1,692,000		$1,566,000
LTI Performance Cash	$—		$—		$—		$—		$105,000
Equity
Stock Options	$404,214	(4)	$168,428	(4)	$364,474	(4)	$96,837	(4)	$23,391	(4)
Restricted Stock and Restricted Stock Units	$3,796,771	(1)	$2,333,739	(1)	$716,954	(1)	$1,421,221	(1)	$406,586	(1)
Performance Awards	$1,190,187	(5)	$495,837	(5)	$1,449,273	(5)	$285,084	(5)	$380,678	(5)
Health and Welfare Benefits	$51,535	(6)	$36,368	(6)	$26,667	(6)	$2,601	(6)	$24,308	(6)
Retirement (401(k) Match, DB SERP and/or DC SERP/NQDC Profit Share benefit)	$77,625		$65,208		$301,138		$35,040		$—
Payment Cutback	$(61,502)	(7)	$—		$—		$—		$—
Total	$11,233,830		$6,861,580		$6,449,506		$3,532,783		$2,505,963

(1)
Values are determined by multiplying the number of shares of restricted stock by $89.34, the closing market price of Company common stock as reported on the NYSE on December 31, 2015. The awards for Mr. Thompson, Mr. Pierce and Mr. Culbertson include time vesting restricted stock units that were granted to them by Orbital prior to the Merger.

(2)
The performance awards for the fiscal year 2014-2016 and fiscal year 2015-2017 performance periods were converted to restricted stock units at the target level of performance on the date of Merger. All performance awards assume payout at the threshold performance level in the event of death, disability and layoff with the exception of performance awards for the fiscal year 2014-2016 and fiscal year 2015-2017 performance periods which assume target performance on layoff, consistent with the terms of the Award Agreements. The value was determined by multiplying the number of shares payable by $89.34, the closing market price of a share of Orbital ATK common stock as reported on the NYSE on December 31, 2015.

(3)	The cash payment includes 12 months of base salary, an additional $15,000 to defray health care costs and an estimated $10,000 of outplacement services.

(4)
Values are determined by multiplying the number of unvested options by the spread between the option price and $89.34, the closing market price of a share of Company common stock as reported on the NYSE on December 31, 2015.

(5)
Estimates for the performance awards for the fiscal year 2014-2016, fiscal year 2015-2017 and April 1, 2015 through December 31, 2017 performance periods assume payout at the target performance level, consistent with the terms of the Income Security Plan. The value was determined by multiplying the number of shares payable by $89.34, the closing market price of a share of Orbital ATK common stock as reported on the NYSE on December 31, 2015.

(6)
In 2015 employees retained the health and welfare benefits in effect prior to the Merger. For purposes of quantifying health and welfare benefits, Orbital's annual premium cost was multiplied by three for each of Mr. Thompson and Mr. Pierce and by two for Mr. Culbertson. ATK's annual premium cost was multiplied by three for Mr. Larson and by two for Mr. Lehr.

(7)
Under the terms of the Income Security Plan, the benefits in excess of the limit established under Section 280G of the Internal Revenue Code are reduced such that the total severance benefit equals the Section 280G limit, beginning with the cash severance payment.

Executive Severance Agreement with Mr. Pierce
Mr. Pierce has a preexisting executive severance agreement with Orbital. The Company assumed this agreement in connection with the Merger. The agreement provides that Mr. Pierce would receive severance payments and benefits from the Company if his employment is terminated other than in the event of a change in control.

Under his agreement, Mr. Pierce will be entitled to the following payments and benefits upon the occurrence of the following termination events:

Disability. If Mr. Pierce's employment is terminated by the Company for disability (generally defined as incapacity due to physical or mental illness), then (1) his benefits shall be determined in accordance with the insurance and benefits programs then in effect and (2) his equity grants shall continue to vest as scheduled for a 24-month period following such termination and his stock options shall remain exercisable for the remainder of the originally scheduled term. Assuming a December 31, 2015 termination event for disability, Mr. Pierce would receive monthly payments of $25,000 for up to 12 months for an aggregate potential amount of $300,000 and a total of 20,572 unvested RSUs, 3,700 shares of restricted stock and 5,550 performance shares would continue to vest as scheduled for a 24-month period. As of December 31, 2015, the value of these awards was $2,664,297 based on the $89.34 closing price of Company common stock on December 31, 2015. Therefore, the aggregate amount of compensation Mr. Pierce might receive if his employment was terminated due to his disability is $2,964,297.

Cause. If Mr. Pierce's employment is terminated by the Company for "cause" (as defined in the agreement), Mr. Pierce would only be permitted to exercise vested stock options for 60 days after the date of termination. Mr. Pierce has no vested stock options.

Good Reason or Without Cause. If Mr. Pierce's employment is terminated by the Company for any reason other than for disability or cause, or by Mr. Pierce for "good reason" (as defined in the agreement), then Mr. Pierce would receive a lump sum payment equal to two times the sum of (1) his annual base salary and (2) the higher of (a) the sum of any bonuses paid or payable to him for the 12-month period immediately preceding the month of such termination or (b) the target bonus for the year of termination based on 80% of his annual base salary. He would also be reimbursed for all reasonable legal fees and expenses incurred by him as a result of such termination. Also, Mr. Pierce's outstanding RSUs would continue to vest as scheduled for a 24-month period. In addition, his insurance benefits would continue for a 24-month period following such termination.

If Mr. Pierce's employment is terminated by the Company without cause or by him for good reason, and assuming a December 31, 2015 termination event for either of these reasons, payments would be as follows:

Salary	Bonus	Insurance Benefits(1)	Equity Awards(2)	Total(3)
$1,370,000	$1,096,000	$33,751	$2,776,583	$5,276,334

(1)
Reflects the gross premiums to be paid to provide Mr. Pierce with life, disability, accident and health insurance benefits substantially similar to those he was receiving as of December 31, 2015 for the next 24-month period. Assumes annual increases in premiums based on historical percentage increases.

(2)
Reflects the value of 20,572 RSUs, 3,700 shares of restricted stock and 5,550 performance shares, which would continue to vest as scheduled for the next 24-month period, based on the $89.34 closing price of Company common stock on December 31, 2015. Also includes the value of 6,498 stock options, determined based on the difference between the closing price of $89.34 and the exercise price for the options of $72.06.

(3)	Estimated legal fees and expenses incurred by Mr. Pierce in connection with a termination are not included in the total.

PROPOSAL 2
ADVISORY VOTE TO APPROVE THE COMPENSATION OF ORBITAL ATK'S NAMED EXECUTIVE OFFICERS
In accordance with applicable proxy regulations, we are asking our stockholders to approve, on an advisory basis, the compensation paid to our executive officers, as disclosed in this proxy statement.
The Compensation and Human Resources Committee of our Board of Directors believes that the compensation for the nine-month transition period ended December 31, 2015 of our executive officers named in the Summary Compensation Table was reasonable and appropriate, and that our compensation plans are designed to ensure that management's interests are aligned with our stockholders' interests for long-term value creation.
We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on Orbital ATK's compensation policies and practices and the compensation of our named executive officers.
This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the Compensation and Human Resources Committee of the Board will take into account the results of the say-on-pay vote, as applicable, when considering future executive compensation arrangements.
In connection with the Annual Meeting of Stockholders of the Company on August 2, 2011, the Company's Board of Directors recommended, and stockholders overwhelmingly approved, an annual say-on-pay vote. Accordingly, Orbital ATK conducts say-on-pay votes every year, with the next voting opportunity to determine the frequency of the say-on-pay vote to occur at Orbital ATK's 2017 Annual Meeting of Stockholders.
Our Board of Directors recommends a vote FOR the approval, on an advisory basis, of the compensation paid to the Company's Names Executive Officers, as disclosed in this proxy statement.

PROPOSAL 3
APPROVAL OF ORBITAL ATK, INC.
EXECUTIVE OFFICER INCENTIVE PLAN
We are asking our stockholders to approve the Orbital ATK, Inc. Executive Officer Incentive Plan (the "Incentive Plan"). The Incentive Plan is designed to provide cash incentive compensation to executive officers in accordance with Orbital ATK's "pay-for-performance" philosophy and to ensure that payments of cash incentive compensation will continue to be fully deductible by the Company under Section 162(m) of the Internal Revenue Code (the "Code").
Background
Section 162(m) of the Code limits the Company's tax deduction to $1,000,000 per year for compensation paid to each of Orbital ATK's chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) serving at the end of Orbital ATK's fiscal year (each a "Covered Employee"). However, "qualified performance-based compensation" is not subject to this deductibility limit. The Incentive Plan is designed so that amounts awarded under it can qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. In general, Section 162(m) requires that the amount of compensation be determined and calculated based on pre-established objective performance criteria and awarded under a plan that has been approved by stockholders. Furthermore, the Incentive Plan must be approved by our stockholders every five years in order to continue to qualify cash incentive payments to Orbital ATK's Covered Employees as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. The Company's current incentive plan, the Alliant Techsystems Inc. (now Orbital ATK, Inc.) Executive Officer Incentive Plan, as Amended and Restated, was approved by our stockholders at the annual meeting of stockholders on August 2, 2011. Therefore, we are asking our stockholders to approve a new Incentive Plan at the 2016 Annual Meeting of Stockholders.
In February 2016, the Compensation and Human Resources Committee of Orbital ATK's Board of Directors approved the Incentive Plan, subject to stockholder approval, and the Board recommends that the stockholders approve the Incentive Plan. If our stockholders do not approve the Incentive Plan at the Annual Meeting, the Incentive Plan will not become effective and any cash incentive compensation awarded to any Covered Employee after August 2, 2016, the expiration date of the current incentive plan, may not be fully deductible by the Company under Section 162(m) of the Code.
The following description of the material terms of the Incentive Plan is qualified in its entirety by reference to the terms of the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.
Description of the Incentive Plan
Purpose. The purpose of the Incentive Plan is to provide cash incentive compensation to executive officers in accordance with Orbital ATK's "pay-for-performance" philosophy by directly relating awards payable under this Plan to company, business unit and/or individual performance.
Administration. The Incentive Plan is administered by the Compensation and Human Resources Committee of the Board, which is composed entirely of non-employee directors who meet the criteria of "outside director" within the meaning of Section 162(m) of the Code. The Committee's powers include the authority, within the limitations set forth in the Incentive Plan, to select the eligible employees to be granted awards, determine the performance period applicable to awards, establish the performance goals for each participant for each performance period, determine the amount of each award and the payout formula for each award, determine the other terms and conditions of the awards, and certify whether or the extent to which the performance goals were achieved. The Committee may provide that awards be paid in shares of the Company's common stock, which shares would be issued under, and as permitted by, the Company's 2015 Stock Incentive Plan. The Committee also has the authority to interpret the Incentive Plan and adopt rules for the administration of the Plan.
Eligibility. Participation in the Incentive Plan is limited to the executive officers of the Company. Currently, the Company has nine executive officers.
Performance Goals. The performance goals relating to awards granted to Covered Employees will be objective and measurable goals determined by the Committee no later than 90 days after the commencement of the relevant performance period or, if earlier, 25% of the performance period has passed. The Committee will set the targeted level or levels of achievement using one or more of the following measures: sales or revenues (including, without limitation, sales or revenue growth; gross profit; income before interest and taxes; income before interest, taxes, depreciation and amortization; net income; net income from operations; operating results excluding pension mark-to-market; earnings per share; return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); productivity ratios; expense or cost reduction measures; margins; operating efficiency; market share; orders; customer satisfaction; working capital targets; budget comparisons; implementation or completion of specified projects or processes or the attainment of strategic or operational objectives; the formation of joint ventures, business divestitures and acquisitions, establishment of research or development collaborations or the completion of other transactions; cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); share price (including, without limitation, growth in share price and total stockholder return); profitability of an identifiable business unit or product; economic profit or economic value added; cash value added; backlog; or individual objectives. These measures may relate to the Company or one or more of its subsidiaries, business groups, divisions or units, or any combination of the foregoing, and the measures may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, as determined by the Committee. The Committee may also specify that the achievement of the performance goals will be determined without regard to the negative or positive effect of certain events, including, without limitation, any of the following: charges for extraordinary items and other unusual and/or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Internal Revenue Code or tax rates; changes in accounting principles; changes in other laws or regulations affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.
Negative Discretion. Notwithstanding the attainment of a target or other specified level of performance established for an award, the Committee has the discretion to reduce, but not increase, some or all of the award that would otherwise be paid to a Covered Employee. With respect to other participants, the Committee has the discretion to reduce or increase the amount of the actual award paid.
Maximum Award. A participant who is a Covered Employee may not receive more than $5,000,000 under the Incentive Plan in any fiscal year.
Clawback. Awards under the Incentive Plan are subject to Orbital ATK's executive compensation recoupment policy, which reserves the right of the Committee to recoup incentive awards from an executive officer if there is a material restatement of the Company's financial results.
Amendment and Termination. The Committee may amend or terminate the Incentive Plan at any time so long as any amendment would not cause amounts payable under the Plan to fail to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.
Duration of the Incentive Plan. No awards may be granted under the Plan after May 4, 2021, which is five years after the expected date of stockholder approval of the Incentive Plan. Awards granted to participants prior to that date will remain in effect after that date in accordance with their terms.
New Plan Benefits
The amounts that will be received by the executive officers under the Incentive Plan, if the Plan is approved by stockholders, are not determinable at this time and will be based on the achievement of performance goals established for future performance periods. Annual and long-term cash incentive amounts paid under the Company's existing Incentive Plan to each of the Covered Employees for the nine-month transition period ended December 31, 2015 are shown in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table in this proxy statement. Under Orbital ATK's existing Incentive Plan for the 2015 transition period, the aggregate annual incentive amount for all current executive officers as a group was $5,291,205. Nothing in the terms of the Incentive Plan precludes the Compensation and Human Resources Committee of Orbital ATK's Board of Directors from making payments or granting cash awards outside of the Incentive Plan if the Committee determines that such payments or awards are consistent with Orbital ATK's pay-for-performance philosophy and are in the best interests of the Company.

Board Recommendation
Our Board of Directors recommends a vote FOR approval of the Orbital ATK, Inc. Executive Officer Incentive Plan. Proxies will be voted FOR the proposal unless otherwise specified.

PROPOSAL 4
APPROVAL OF ORBITAL ATK, INC.
2016 EMPLOYEE STOCK PURCHASE PLAN
We are asking our stockholders to approve the Orbital ATK, Inc. 2016 Employee Stock Purchase Plan (the "ESPP"). The Board of Directors adopted the ESPP on February 2, 2016, subject to stockholder approval at the 2016 Annual Meeting of Stockholders. The ESPP provides for the issuance of up to 2,000,000 shares of our common stock to eligible employees. The ESPP is intended to satisfy the requirements of Section 423 of the Internal Revenue Code, as amended (the "Code"). If approved by our stockholders, the ESPP will become effective on July 1, 2016.

The following description of the material terms of the ESPP is qualified in its entirety by reference to the terms of the ESPP, a copy of which is attached to this proxy statement as Appendix B. Capitalized terms used in this summary that are not otherwise defined have the meanings given in the ESPP.
Description of the ESPP

Purpose. The ESPP will provide our employees with the opportunity to purchase shares through accumulated payroll deductions at a discount from the market price, thereby providing employees with the ability to acquire an equity interest in the Company. The Board of Directors believes this will be a benefit to employees and to the Company by further aligning our employee's interests with those of our stockholders.

Administration. The ESPP will be administered by the Compensation and Human Resources Committee of the Board of Directors. In its capacity as the administrator of the ESPP, the Committee has full authority to adopt administrative rules and procedures and to interpret the provisions of the ESPP.

Shares Subject to the ESPP. A total of 2,000,000 shares of common stock, representing approximately 3.4% of the currently issued and outstanding shares of the Company, are authorized for issuance under the ESPP, subject to appropriate adjustments (including to each outstanding purchase right) in the event of any stock split, stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of any consideration by the Company. Shares needed to satisfy purchases under the ESPP may be authorized but unissued shares or previously issued shares reacquired and held by the Company as treasury shares. Any shares issued under the ESPP will reduce, on a share-for-share basis, the number of shares available for issuance under the ESPP.

Eligibility. All employees of the Company (or of any designated subsidiary) are eligible to participate in the ESPP, except employees (a) who are not employed by the Company (or a designated subsidiary) prior to the beginning of the relevant offering period, (b) whose customary employment is for twenty (20) hours or less per week, (c) whose customary employment is for not more than five (5) months in any calendar year, or (d) who own stock or hold employee stock options to purchase stock constituting five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries, or would, as a result of participating in the ESPP, own stock or hold employee stock options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. Employees outside of the United States may be excluded from participation in the ESPP, subject to certain limitations. As of March 7, 2016, we estimate that approximately 12,500 employees of the Company will be eligible to participate in the ESPP.

Participation and Limitations. The ESPP permits eligible employees (each a "Participant") to elect to set aside an amount, through payroll deductions, to purchase Common Stock. Generally, the Company has determined that payroll deductions will be accumulated during six-month periods ("Offering Periods") beginning on the first trading day in January and July and ending on the last trading day in June and December, respectively. If the ESPP is approved at the Annual Meeting, the initial Offering Period will commence on July 1, 2016. At the end of each Offering Period, all funds accumulated in a Participant's account will be used to purchase shares of Common Stock at a purchase price equal to the lesser of 85 percent of the fair market value of the Common Stock (a) on the first trading day of the Offering Period or (b) on the last trading day of such Offering Period.

A Participant's deductions are subject to a maximum limit of 20% of earnings. In addition, no employee may purchase under the ESPP, together with any other employee stock purchase plans, shares of Common Stock having an aggregate fair market value in excess of $25,000 in any calendar year. From time to time, the Company is permitted to set lower limits during an Offering Period. Initially, the Company has determined to restrict employees to purchases of not more than $4,000 per Offering Period.

The ESPP imposes certain additional limitations upon an employee's right to acquire and dispose of common stock, including the following:

•	No Participant may purchase more than the fixed number of shares established by the Compensation Committee prior to the beginning of an Offering Period; and

•
Participants may be required to retain and not sell shares for a designated period of time following purchase. The Company has determined that employees shall be prohibited from selling shares of stock acquired via the ESPP for a period of one year following purchase. The Company believes this requirement will further the goal of aligning employee interests with the interests of its stockholders.

Termination of Employment. If a Participant's employment is terminated for any reason, he or she is no longer eligible to participate in the ESPP. Any payroll deductions that the Participant made for the Offering Period in which his or her employment ends will be refunded and will not be used to purchase shares.

Assignability. No Purchase Rights will be assignable or transferable by the Participant, except by will or the laws of inheritance following a Participant's death.

Amendment and Termination. The Committee may at any time amend the ESPP other than to increase the total number of shares of common stock available for issuance under the Plan, which will require stockholder approval. Any amendment will be subject to stockholder approval if required by federal or state law or the rules of the New York Stock Exchange or to satisfy the requirements of Section 423 of the Code. The Board of Directors may terminate the ESPP at any time.

Duration. The ESPP will terminate upon the earlier of: (i) the termination of the ESPP by Board of Directors; or (ii) the date on which no more shares are available for issuance.

U.S. Federal Income Tax Consequences. The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under such an arrangement, no taxable income will be recognized by a Participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the Purchase Rights. Taxable income will not be recognized until: (i) there is a sale or other disposition of the shares acquired under the ESPP; or (ii) the Participant dies while still owning the purchased shares.

If a Participant sells or otherwise disposes of the purchased shares within two years after the beginning of the Offering Period in which such shares were acquired or within one year after the Purchase Date, the Participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the last sale price of the shares on the Purchase Date exceeded the Purchase Price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The Participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate Purchase Price for those shares and the ordinary income recognized in connection with their acquisition.

If a Participant sells or otherwise disposes of the purchased shares more than two years after the beginning of the Offering Period in which such shares were acquired and more than one year after the Purchase Date, the Participant will recognize ordinary income in the year of sale or disposition equal to the lower of: (i) the amount by which the last sale price of the shares on the sale or disposition date exceeded the Purchase Price paid for those shares; or (ii) 15% of the last sale price on the first day of the Offering Period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

New Plan Benefits

The benefits to be received by our employees as a result of the adoption of the ESPP are not determinable, since the amounts of future purchases by Participants are based on elective Participant contributions. No Purchase Rights have been granted, and no shares have been issued, with respect to the common stock reserved for issuance pursuant to the ESPP.

Board Recommendation

Our Board of Directors recommends a vote FOR approval of the Orbital ATK, Inc. 2015 Employee Stock Purchase Plan. Proxies will be voted FOR the proposal unless otherwise specified.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed PricewaterhouseCoopers LLP ("PwC") as Orbital ATK's independent registered public accounting firm to audit Orbital ATK's financial statements for the fiscal year ending December 31, 2016. We are asking our stockholders to ratify the selection of PwC as the Company's independent auditor.
Although ratification is not required by the Company's Bylaws or otherwise, we are asking our stockholders to ratify this appointment as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent accounting firm. Even if the selection is ratified, the Committee may select a different independent accounting firm at any time during the year if it determines that this would be in the best interests of the Company and its stockholders.
A representative of PwC will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.
        Our Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Orbital ATK's independent registered public accounting firm.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP ("PwC") acted as Orbital ATK's independent registered public accounting firm and also provided certain other services for the nine-months ended December 31, 2015, which constituted the 2015 transition period. Deloitte & Touche LLP ("Deloitte") acted as the Company's independent registered public accounting firm and also provided certain other services for the fiscal year ended March 31, 2015.
On February 24, 2015, after completing a competitive process, the Audit Committee of the Board of Directors of the Company notified Deloitte that it would be dismissed as the Company's independent registered public accounting firm, effective following the completion of the Company's audit for the fiscal year ending March 31, 2015. On the same day, the Audit Committee notified PwC that it had been approved as the Company's independent registered public accounting firm to audit the Company's financial statements for the 2015 transition period.
The decision to change accountants was approved by the Audit Committee on February 21, 2015, and was determined in connection with the Merger. PwC was the independent registered public accounting firm for Orbital prior to the Merger.
Deloitte's reports on the financial statements of the Company for the fiscal years ended March 31, 2015 and 2014 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company's two most recent fiscal years ended March 31, 2015 and 2014 prior to the engagement of PwC, there were: (i) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933.
During the Company's two most recent fiscal years ended March 31, 2015 and 2014, the Company did not consult with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and PwC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditor) for the fiscal year, including the financial plan for the audit fees and services. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. In accordance with the pre-approval policy, the specific services provided by the independent auditor and the dollar amounts of fees paid for such services are reported to the Committee. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals subject to a dollar limitation. Any pre-approval by the Chair of the Audit Committee is summarized for the full Committee at its next scheduled meeting.
The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by PwC for the 2015 transition period and by Deloitte for the fiscal year ended March 31, 2015. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee.

	Transition Period Ended 12/31/2015	Fiscal Year Ended 3/31/2015
Audit Fees	$2,611,236	$5,928,940
Audit-Related Fees	—	1,284,674
Tax Fees	820,176	375,651
All Other Fees	1,800	—
Total Fees	$3,433,212	$7,589,265
The Audit Fees billed or to be billed for the 2015 transition period and for the fiscal year ended March 31, 2015 were for professional services rendered for audits of the Company's annual consolidated financial statements and internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and reviews of the Company's quarterly financial statements. The amount for the 2015 transition period also included professional services rendered in connection with the Company's issuance of its 5.25% Senior Notes. The amount for the fiscal year ended March 31, 2015 also included professional services rendered for a carve-out audit for Vista Outdoor Inc. in connection with the Spin-off of Vista Outdoor and a re-audit of Bushnell Group Holdings, Inc., which the Company acquired in fiscal 2014, for the three years ended October 31, 2013. The re-audit of Bushnell was required in connection with the Spin-off.
The Audit-Related Fees billed in the fiscal year ended March 31, 2015 were primarily for services relating to due diligence for strategic initiatives and research tools.
The Tax Fees billed in each of the 2015 transition period and the fiscal year ended March 31, 2015 were for services related to tax compliance, advice and planning. The amount for the 2015 transition period also included services related to a research and development tax credit study.
All Other Fees billed in the 2015 transition period were for an accounting research tool annual license.

AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that each of Robert M. Hanisee, Douglas L. Maine and Roman Martinez IV is an "audit committee financial expert," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website and which was last amended in March 2015. The Audit Committee has sole authority to appoint, terminate or replace the Company's independent registered public accounting firm, which reports directly to the Audit Committee.
The Audit Committee reviews the Company's financial statements and the Company's financial reporting process. Management has the primary responsibility for the Company's financial statements and internal control over financial reporting, as well as disclosure controls and procedures. In this context, the Audit Committee:

•
reviewed and discussed with management and PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm ("PwC") for the nine-month fiscal period ended December 31, 2015, the Company's audited consolidated financial statements for the same period;

•	discussed with PwC the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence; and

•	discussed with PwC the firm's independence.

The Audit Committee also is responsible for the appointment, compensation and oversight of the external auditor. Actions taken by the Audit Committee during the nine-month fiscal period ended December 31, 2015 in furtherance of this responsibility included:

•
evaluation of PwC's qualifications, performance and independence in determining to engage PwC as the Company's independent registered public accounting firm for the nine-month fiscal period ended December 31, 2015;

•
approval of PwC's audit plan and proposed fees for the nine-month fiscal period ended December 31, 2015, after considering the process for determining the appropriate scope of the audit, the basis for the proposed fees, and the adequacy of the aggregate hours proposed for the fiscal year audit;

•	pre-approval of any additional PwC services and fees, along with a quarterly review of all fees paid to PwC under the Committee's pre-approval policy with respect to PwC's services; and

•	approval of the Company's Internal Audit plan for the nine-month fiscal period ended December 31, 2015.

The Audit Committee's significant activities during the nine-month fiscal period ended December 31, 2015 also included regular reviews and discussions of:

•	the Chief Executive Officer's and Chief Financial Officer's evaluation of disclosure controls and procedures and internal control over financial reporting;

•
the Company's Transition Report on Form 10-K and Quarterly Reports on Form 10-Q, including the financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	earnings releases and financial information and earnings guidance provided to the Company's analysts;

•	PwC's reports on financial statements and the effectiveness of the Company's internal control over financial reporting;

•	significant activities and audit results of the Company's Internal Audit department;

•	significant litigation and legal matters;

•	risks of a financial or accounting nature that might face the Company; and

•	ethics and compliance matters involving auditing or accounting concerns.

Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Transition Report on Form 10-K, for the nine-month fiscal period ended December 31, 2015, filed with the Securities and Exchange Commission.
Audit Committee
Douglas L. Maine, Chair
Kevin P. Chilton
Martin C. Faga
Robert M. Hanisee
Ronald T. Kadish
Roman Martinez IV

FUTURE STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals
If you would like to submit a proposal for us to include in the proxy statement for our 2017 annual meeting, you must comply with Rule 14a-8 under the Securities Exchange Act of 1934. You must also make sure that we receive your proposal at our executive offices (sent c/o Corporate Secretary) before November 19, 2016. Any stockholder proposal included in our proxy statement will also be included on our form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.
Stockholder Director Nominations
If you would like to recommend a person for consideration as a nominee for election as a director at our 2017 annual meeting, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Corporate Secretary) no earlier than January 4, 2017 and no later than February 3, 2017. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Meetings of the Board and Board Committees—Governance Committee."
Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals
If you would like to present a proposal at our 2017 annual meeting without including it in our proxy statement, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your proposal at our executive offices (sent c/o Corporate Secretary) no earlier than January 4, 2017 and no later than February 3, 2017. If we receive an eligible proposal that is not included in our proxy statement, the persons named in our proxy for the 2017 annual meeting will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Securities Exchange Act of 1934.
General Information
If the presiding officer at the 2017 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our Bylaws, the proposal or nomination will be ruled out of order and not acted upon.
The above information is only a summary of some of the requirements of the advance notice provisions of our Bylaws. If you would like to receive a copy of the provisions of our Bylaws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

By Order of the Board of Directors,

Thomas E. McCabe Secretary
March 25, 2016

APPENDIX A

ORBITAL ATK, INC.
EXECUTIVE OFFICER INCENTIVE PLAN
(EFFECTIVE AS OF MAY 4, 2016)
SECTION 1.PURPOSE AND EFFECTIVE DATE
1.1    Purpose of this Plan. The Orbital ATK, Inc. Executive Officer Incentive Plan (the "Plan") is intended to provide incentive compensation to executive officers of Orbital ATK, Inc. (the "Company") in accordance with the Company's "pay-for-performance" philosophy by linking awards payable under this Plan to company, business unit and/or individual performance. Awards under the Plan are intended to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code (as defined in Section 2.1).
1.2    Effective Date. This Plan is effective as of May 4, 2016 (the "Effective Date"), subject to approval by the stockholders of the Company in accordance with applicable law.
SECTION 2.    DEFINITIONS
2.1    Definitions. The following capitalized terms used in this Agreement will have the meanings set forth below:
(a)    "Actual Award" means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award will be determined pursuant to the provisions of Section 3.6.
(b)    "Board" means the Board of Directors of the Company.
(c)    "Cause" means the occurrence of any of the following:

(i)
Participant willfully and repeatedly fails to substantially perform Participant's duties with the Company in accordance with the instructions of the Board or the executive officers to whom Participant reports (other than any such failure resulting from Participant's incapacity due to physical or mental illness), which failure continues for 30 days unabated after a demand for substantial performance is delivered to Participant by the Board that specifically identifies the manner in which the Board believes that Participant has not substantially performed Participant's duties,

(ii)	Participant willfully engages in gross misconduct materially and demonstrably injurious to the Company, monetarily or otherwise,

(iii)	Participant engages in fraud, misappropriation or embezzlement of funds or property of the Company,
(iv)    Participant's conviction of a felony or entrance of a plea of guilty or nolo contendere to a felony, or
(v)    Participant's conviction of any crime involving fraud, embezzlement, or moral turpitude or the entrance of a plea of guilty or nolo contendere to such a crime.
(d)    For purposes of this Section 2.1(e), an act or failure to act on Participant's part shall be considered "willful" if done or omitted to be done by Participant other than in good faith and without reasonable belief that Participant's action or omission was in the best interest of the Company. "Code" means the Internal Revenue Code of 1986, as amended from time to time.
(e)    "Committee" means (i) the Compensation and Human Resources Committee of the Board or any successor committee appointed by the Board to administer the Plan, or a subcommittee thereof.

(f)    "Covered Employee Participant" means any Participant who is reasonably expected to be a "covered employee" within the meaning of Section 162(m)(3) of the Code with respect to any Performance Period in which the Company would be entitled to take a compensation deduction for an Actual Award to such Participant (determined without regard to the limitation on deductibility imposed by Section 162(m) of the Code). The determination of "Covered Employee Participant" is also made without regard to any deferral of the Actual Award payment date under the Company's Nonqualified Deferred Compensation Plan.
(g)    "Covered Employee Performance Goals" means objective and measurable performance goals determined by the Committee, in its discretion, to be applicable to a Covered Employee Participant for a Performance Period. As determined by the Committee, the Covered Employee Performance Goals for any award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per Share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes or the attainment of strategic or operational objectives; (xx) the formation of joint ventures, business divestitures and acquisitions, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) Share price (including, without limitation, growth in Share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; (xxv) cash value added; (xxvi) backlog; or (xxvi) Individual Objectives. The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its business groups, divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. The Covered Employee Performance Goals may differ from Covered Employee Participant to Covered Employee Participant and from award to award.
(h)     "Disability" or "Disabled" will have the meaning given to such term in the Company's governing long-term disability plan or, if no such plan exists, such term will mean total and permanent disability as determined under the rules of the Social Security Administration.
(i)    "Eligible Employee" means any executive officer of the Company.
(j)    "Fiscal Year" means the fiscal year of the Company.
(k)    "Individual Objectives" means as to a Participant for any Performance Period, objective and measurable individual performance goals approved by the Committee in its discretion.
(l)    "Maximum Award" means as to a Covered Employee Participant for any Fiscal Year, the lesser of (i) the maximum award payable under this Plan for any such Fiscal Year or (ii) $5,000,000.
(m)    "Other Participant" means a Participant who is not a Covered Employee Participant.
(n)    "Other Participant Performance Goals" means the performance goals determined by the Committee, in its discretion, to be applicable to an Other Participant for a Performance Period. As determined by the Committee, the Other Participant Performance Goals may provide for a targeted level or levels of achievement using one or more of the Covered Employee Performance Goals or any other performance measures. The Other Participant Performance Goals may differ from Other Participant to Other Participant and from award to award.
(o)    "Participant" means as to any Performance Period, an Eligible Employee who has been selected by the Committee for participation in this Plan for such Performance Period.
(p)    "Payout Formula" means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.3 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.
(q)    "Performance Goal" means a Covered Employee Performance Goal or an Other Participant Performance Goal, as the case may be.

(r)    "Performance Period" means any Fiscal Year or other period determined by the Committee pursuant to Section 3.2(a) over which achievement of Performance Goals will be measured. A Performance Period may be a one‑year period or any longer or shorter period, and may differ from Participant to Participant and from award to award.
(s)    "Retirement" means the voluntary retirement of a Participant pursuant to the terms of any retirement plan of the Company.
(t)    "Shares" means shares of the Company's common stock.
(u)    "Termination of Service" means a cessation of the employee-employer relationship between an Eligible Employee and the Company for any reason, including, without limitation, a termination by resignation, discharge, death, Disability, Retirement, or the sale of any subsidiary or other affiliate of the Company or the sale of a business unit or division of the Company, but excluding any such termination where there is a simultaneous reemployment by the Company or any subsidiary or other affiliate of the Company.
2.2    Financial and Accounting Terms. Except as otherwise expressly provided or unless the context otherwise requires, financial and accounting terms (including, without limitation, terms contained in the definition of "Covered Employee Performance Goals" set forth in Section 2.1 and in Section 3.2(c)) are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles in the United States (or other applicable accounting standards) and derived from the consolidated financial statements of the Company prepared in the ordinary course of business and filed with the Securities and Exchange Commission.
SECTION 3.    SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS
3.1    Selection of Participants. The Committee, in its sole discretion, will select the Eligible Employees of the Company who will be Participants for any Performance Period. Participation in this Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Eligible Employee who is a Participant for a given Performance Period is in no way guaranteed or assured of being selected for participation in any subsequent Performance Period.
3.2    Determination of Performance Period and Performance Goals.
(a)    The Committee, in its sole discretion, will determine the Performance Period applicable to awards made to Participants under this Plan.
(b)    The Committee, in its sole discretion, will establish the Performance Goals for each Participant for each Performance Period. Such Performance Goals will be set forth in writing.
(c)    The Committee, in its sole discretion, and in a manner that complies with Section 162(m), may specify that the achievement of the Performance Goals will be determined without regard to the negative or positive effect of certain events, including, without limitation, any of the following: (i) charges for extraordinary items and other unusual and/or non-recurring items of loss or gain; (ii) asset impairments; (iii) litigation or claim judgments or settlements; (iv) changes in the Code or tax rates; (v) changes in accounting principles; (vi) changes in other laws or regulations affecting reported results; (vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; (viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and (ix) foreign currency exchange gains or losses.
3.3    Determination of Payout Formula. The Committee, in its sole discretion, will establish a Payout Formula for purposes of determining the Actual Award (if any) payable to each Participant for each Performance Period. Each Payout Formula will (a) be in writing and (b) provide for the payment of a Participant's Actual Award based on whether or the extent to which the Performance Goals for the Performance Period are achieved. Notwithstanding the foregoing, in no event will a Covered Employee's Actual Award for any Performance Period exceed his or her Maximum Award.
3.4    Determination of Maximum Awards for Covered Employee Participants. The Committee, in its sole discretion, will establish a Maximum Award for each Covered Employee Participant (subject to the limit set forth in Section 2.1(l)). Each Participant's Maximum Award will be set forth in writing.

3.5    Date for Determinations. The Committee will make all determinations with respect to awards to Covered Employee Participants under Sections 3.1, 3.2, 3.3 and 3.4 on or before the earlier of (i) the 90th day after the beginning of the Performance Period or (ii) the date immediately before 25% of the Performance Period has been completed..
3.6    Determination of Actual Awards.
(a)    After the end of each Performance Period, the Committee will certify in writing the extent to which the Performance Goals applicable to each Participant for such Performance Period were achieved or exceeded. The Actual Award for each Participant will be determined by applying the Payout Formula to the level of actual performance that has been certified by the Committee.
(b)    Notwithstanding anything to the contrary in this Plan, in determining the Actual Award for any Covered Employee Participant, the Committee, in its sole discretion, may reduce the award payable to any Covered Employee Participant below the award which otherwise would be payable under the Payout Formula.
(c)    Notwithstanding anything to the contrary in this Plan, in determining the Actual Award for any Other Participant, the Committee, in its sole discretion, may increase or reduce the award payable to any Other Participant above or below the award which otherwise would be payable under the Payout Formula.
SECTION 4.    PAYMENT OF AWARDS
4.1    Continued Employment. Except as otherwise determined by the Committee or provided in Section 4.5, no Actual Award will be paid under this Plan with respect to a Performance Period to any Participant who has a Termination of Service prior to the last day of such Performance Period.
4.2    Form of Payment. Each Actual Award will be paid to the Participant in cash or Shares. Any Shares awarded to a Participant under this Plan will be granted and issued pursuant to the Company's 2015 Stock Incentive Plan (which has been approved by the Company's stockholders), or any other equity compensation plan approved by the stockholders of the Company in the future.
4.3    Timing of Payment. Payment of each Actual Award will be made as soon as administratively feasible following the determination by the Committee pursuant to Section 3.6 of the Plan after the end of the applicable Performance Period; provided, however, that, in no event will an Actual Award be paid later than 75 days after the end of such Performance Period, unless a timely election was made under the Company's Nonqualified Deferred Compensation Plan. As permitted by the Committee, a Participant may, in accordance with section 409A of the Code, voluntarily defer receipt of an award in the form of cash under the terms of the Company's Nonqualified Deferred Compensation Plan.
4.4    Awards Payable from Company's General Assets. Each Actual Award that may become payable under this Plan will be paid solely from the general assets of the Company. Nothing in this Plan will be construed to create a trust or to establish or evidence any Participant's claim of any right to payment of an Actual Award other than as an unsecured general creditor of the Company.
4.5    Payment in the Event of Termination of Service. Except as otherwise determined by the Committee and notwithstanding the provisions of Section 4.1:
(d)    if a Participant dies prior to the last day of a Performance Period during which he or she would have earned an Actual Award, such Participant's beneficiary (or, if the Participant has not designated a beneficiary, such Participant's estate) will be entitled to receive the Actual Award, adjusted on a pro rata basis to reflect the number of days the Participant was employed by the Company during such Performance Period; provided, however, that a Participant must be employed by the Company continuously for at least 90 days during a Performance Period in order for such Participant's beneficiary or estate to be eligible to receive an Actual Award with respect to such Performance Period (unless otherwise determined by the Committee).
(e)    if a Participant has a Termination of Service due to Disability or Retirement prior to the last day of a Performance Period during which he or she would have earned an Actual Award, such Participant will be entitled to receive the Actual Award, adjusted on a pro rata basis to reflect the number of days the Participant was employed by the Company during such Performance Period; provided, however, that a Participant must be employed by the Company continuously for at least 90 days during a Performance Period in order for such Participant to be eligible to receive an Actual Award with respect to such Performance Period (unless otherwise determined by the Committee).

(f)    if a Participant's employment is terminated during a Performance Period due to an involuntary Termination of Service by the Company without Cause, or, if such Participant is demoted during such Performance Period so that he or she is no longer an Eligible Employee and is therefore unable to participate in this Plan for the remainder of the Performance Period, such Participant will be entitled to receive the Actual Award, adjusted on a pro rata basis to reflect the number of days the Participant was employed by the Company or participated in this Plan (as applicable) during such Performance Period; provided, however, that a Participant must be employed by the Company continuously for at least 90 days during a Performance Period in order for such Participant to be eligible to receive an Actual Award with respect to such Performance Period (unless otherwise determined by the Committee).
SECTION 5.    ADMINISTRATION
5.1    Committee is the Administrator. This Plan will be administered by the Committee. The Committee will consist of not less than two members of the Board. The members of the Committee will be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee must qualify as an "outside director" within the meaning of Section 162(m) of the Code and the underlying regulations.
5.2    Committee Authority. The Committee will administer this Plan in accordance with its provisions. The Committee will have full power and authority to (a) determine which Eligible Employees will be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret this Plan and any awards, (d) adopt rules for the administration, interpretation and application of this Plan as are consistent with the terms hereof, and (e) interpret, amend or revoke any such rules.
5.3    Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding on all persons and will be given the maximum deference permitted by law.
SECTION 6.    AMENDMENT, TERMINATION AND DURATION
6.1    Amendment or Termination. The Committee, in its sole discretion, may amend or terminate this Plan at any time and for any reason; provided, however, that in no event will the Committee amend this Plan to the extent such amendment would cause the amounts payable under this Plan to Covered Employee Participants for a particular Performance Period to fail to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. The amendment or termination of this Plan will not, without the consent of a Participant, materially and adversely alter or impair any rights or obligations under any Actual Award theretofore earned by such Participant unless such impairment is determined by the Committee to be in the best interests of the Participants. No award may be granted during any period after termination of this Plan.
6.2    Duration of this Plan. Subject to the Committee's right to amend or terminate this Plan in accordance with Section 6.1, the Plan will terminate on the date five years after the Effective Date (the "Termination Date"). Awards granted to Participants on or prior to the Termination Date will remain in full force and effect after the Termination Date in accordance with the terms thereof, but no new awards may be granted after the Termination Date.
SECTION 7.    GENERAL PROVISIONS
7.1    Tax Withholding. The Company will withhold all applicable taxes from any Actual Award, including any federal, state and local taxes.
7.2    No Effect on Employment or Service. Subject to Section 4.5(c), nothing in this Plan will interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without Cause. For purposes of this Plan, transfer of employment of a Participant between the Company and any one of its subsidiaries or affiliates (or between such subsidiaries or affiliates) will not be deemed a Termination of Service. Employment with the Company is on an at-will basis only.
7.3    Participation. No Eligible Employee will have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award. There is no obligation for uniformity of treatment of Eligible Employees, Participants or holders or beneficiaries of Actual Awards.
7.4    Clawback. Actual Awards under this Plan are subject to the Company's executive compensation recoupment policy, as in effect from time to time.

7.5    Successors. All obligations of the Company under this Plan with respect to awards granted hereunder will be binding on any successor to the Company, whether any such succession is the result of a direct or indirect purchase, merger, consolidation of the Company, acquisition of all or substantially all of the business or assets of the Company, or otherwise.
7.6    Beneficiary Designations. If permitted by the Committee, a Participant under this Plan may name a beneficiary or beneficiaries to whom any Actual Award will be paid in the event of the Participant's death. In the absence of any such designation, any awards remaining unpaid at the Participant's death will be paid to the Participant's estate.
7.7    Nontransferability of Awards. No award granted under this Plan may be sold, transferred, pledged or assigned, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 7.5. All rights with respect to an award granted to a Participant will be available during his or her lifetime only to the Participant.
7.8    Severability. In the event any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of this Plan, and this Plan will be construed and enforced as if the illegal or invalid provision had not been included.
7.9    Requirements of Law. The granting of awards under this Plan will be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
7.10    Governing Law. This Plan and all awards will be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.
7.11    Rules of Construction. Captions are provided in this Plan for convenience only, and captions will not serve as a basis for interpretation or construction hereof. Unless otherwise expressly provided or unless the context otherwise requires, the terms defined in this Plan include the plural and the singular.

APPENDIX B

Orbital ATK, Inc.
2016 Employee Stock Purchase Plan

SECTION 1.	PURPOSE OF PLAN
The Orbital ATK, Inc. 2016 Employee Stock Purchase Plan (the "Plan") of Orbital ATK, Inc. (the "Company") and the Participating Subsidiaries is designed to encourage and assist Employees to acquire an equity interest in the Company through the purchase of shares of Company common stock and thereby provide those Employees with an incentive to contribute to the profitability and success of the Company, and to provide a benefit that will assist the Company in competing to attract and retain valuable employees. This Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code for one or more Offerings and is for the exclusive benefit of eligible Employees of the Company and the Participating Subsidiaries.
SECTION 2.    DEFINITIONS. For the purposes of the Plan, in addition to the terms defined in Section 1, terms are defined as set forth below:
(a)    "Account" means the account maintained on behalf of the Participant by the Custodian for the purpose of investing in Stock and engaging in other transactions permitted under the Plan.
(b)    "Administrator" means the Board or a committee of the Board appointed by the Board to administer the Plan and serving at its pleasure. Unless otherwise designated by the Board, the Administrator shall be the Compensation and Human Resources Committee of the Board as constituted by the Board from time to time.
(c)    "Board" means the Board of Directors of the Company.
(d)    "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code will be deemed to include successor provisions thereto and regulations thereunder.
(e)    "Earnings" means that portion of a Participant's compensation which constitutes gross remuneration under the payroll system of the Company and the Participating Subsidiaries and payable to a Participant during a given pay period. Earnings shall include commissions, overtime, shift differential and other amounts includible in the definition of "compensation" provided in the Treasury Regulations promulgated under Section 415 of the Code, plus any amount that would be so included but for the fact that it was contributed to a qualified plan or cafeteria plan pursuant to Section 401(k) or Section 125 of the Code, or excluded as a qualified transportation fringe benefit payment under Section 132(f)(4) of the Code, but not including (i) payments under stock option plans and other employee benefit plans or other amounts excluded from the definition of "compensation" provided in the Treasury Regulations under Section 415 of the Code, or (ii) bonuses. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Earnings for an Offering Period, provided it shall at all times be in compliance with Section 423 of the Code.
(f)    "Effective Date" means July 1, 2016.
(g)    "Employee" means a person classified as an employee of the Company or a Participating Subsidiary (including an officer or director who is also an employee) for payroll purposes, as determined in the sole discretion of the Company. Notwithstanding the foregoing, if a person is engaged in a non-employee status (including, but not limited to, as an independent contractor, an individual being paid through an employee leasing company or other third party agency or other type of contingent worker) and is subsequently reclassified by the Company, the Internal Revenue Service, or a court as an employee for payroll purposes, such person, for purposes of this Plan, shall be deemed an Employee from the actual (and not the effective) date of such reclassification, unless expressly provided otherwise by the Company.
(h)    "Enrollment Date" means the first day of each Offering Period.
(i)    "Fair Market Value," unless otherwise required by an applicable provision of the Code, as of any date, means the closing sale price of the Stock as reported on the New York Stock Exchange, or if listed on any other established stock exchange or national market system, the closing sale price on such exchange or system. In the event that there are no sales of Stock on such exchange or system on the Enrollment or Purchase Date, then the Fair Market Value shall be deemed to be the closing sale price on the immediately preceding day on which Stock was sold on such exchange or system.
(j)    "Offering" means an offering of Stock pursuant to Purchase Rights under the Plan.

(k)    "Offering Period" means the period designated by the Administrator or its designee with respect to which Participants will be granted Purchase Rights. Until such time as the Administrator or its designee specifies otherwise, Offering Period will mean each calendar quarter period beginning on the first trading day in January, April, July and October and ending on the last trading day of March, June, September, and December, respectively.
(l)    "Participant" means an Employee of the Company or a Participating Subsidiary who satisfies the eligibility criteria set forth in Section 5 and is participating in the Plan.
(m)    "Participating Subsidiary" means a Subsidiary designated by the Administrator, or such other duly authorized committee of the Board, as a corporation, organization, or other entity, whose Employees, if eligible pursuant to Section 5, may participate in the Plan.
(n)    "Purchase Date" means the last day of each Offering Period.
(o)    "Purchase Right" means a Participant's option to purchase shares of Stock that is deemed to be outstanding and exercisable during an Offering Period in accordance with the Plan. A Purchase Right represents an "option" as such term is used under Section 423 of the Code.
(p)    "Stock" means the common stock of the Company, and such other securities as may be substituted or re-substituted for Stock under Section 4.
(q)    "Subsidiary" or "Subsidiaries" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain, including a corporation that becomes a Subsidiary during the term of the Plan.

SECTION 3.	ADMINISTRATION OF THE PLAN
The Plan shall be administered by the Administrator. The Administrator shall have full power and authority, not inconsistent with the express provisions of the Plan, to construe and interpret the Plan, including the authority to:

(a)	grant Purchase Rights and authorize the issuance of shares;
(b)    prescribe, make and amend all rules, regulations, guidelines, procedures and policies for administering the Plan;
(c)    take any other actions necessary or desirable for the administration of the Plan;
(d)    appoint persons and entities to act as designated representatives, including acting as Administrator subcommittees, on its behalf in administering the Plan pursuant to its provisions;
(e)    decide all questions and settle all disputes that may arise in connection with the Plan; and
(f)    correct any defect or supply any omission or reconcile any inconsistency with ambiguity in the Plan.
All interpretations, decisions and determinations made by the Administrator shall be final, binding and conclusive on all persons concerned.
Without regard to whether any Participant's Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and with the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) whether such deductions may be made as a percentage of salary or as a fixed dollar amount, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater or lesser than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a participation election or otherwise affecting a Participant's election under the Plan, or to comply with the requirements of Section 423 of the Code, and (e) the determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by the regulations under Section 423 of the Code.

SECTION 4.	NATURE AND NUMBER OF SHARES RESERVED
The shares of Stock subject to issuance under the terms of the Plan shall be authorized but unissued shares or previously issued shares reacquired and held by the Company. The aggregate number of shares that may be issued under the Plan shall not exceed 2,000,000 shares of Stock. If on a given Purchase Date the number of shares with respect to which Purchase Rights are to be exercised exceeds the number of shares then available under the Plan, the Administrator or its designee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, exchange of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Administrator may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares which may be issued under the Plan.

SECTION 5.	ELIGIBILITY
(a)    Each Employee of the Company or a Participating Subsidiary may enroll in the Plan for any Offering Period if such Employee is eligible as described in this Section 5 at the Enrollment Date, unless:
(1)    At the time of enrollment, the Employee's customary employment is 20 hours or fewer per week, or the Employee's customary employment is for not more than five months in any calendar year, or the Employee cannot legally enter into the obligations of a Participant;
(2)    Such person would upon enrollment be deemed to own, for purposes of Section 423(b)(3) of the Code, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any parent or Subsidiary (including in a person's ownership, the maximum number of shares that he or she could acquire under Section 8(d)); or
(3)    The Employee is a citizen or resident of a non-United States jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) and (i) the grant of a Purchase Right under the Plan or Offering to a citizen or resident of the foreign jurisdiction is prohibited under the local law of such jurisdiction or (ii) compliance with the local law of such jurisdiction would cause the Plan or Offering to violate the requirements of Section 423 of the Code.
(b)    The Administrator may allow Employees who would otherwise be excluded under Section 5(a) to participate in one or more separate Offerings of the Plan to the extent permitted or required under local law.
(c)    The Company will notify an Employee of the date as of which he or she is eligible initially to enroll in the Plan and the prescribed enrollment procedures.

SECTION 6.	ENROLLMENT
(a)    Initial Enrollment. Each Employee who is or who will become eligible on or before a given Enrollment Date under Section 5, may initially enroll in the Plan by completing and submitting a properly completed enrollment form or other method of registration to the Company (which includes a payroll deduction authorization or other authorized form of contribution for the Offering Period) in a form acceptable to the Administrator in accordance with enrollment procedures prescribed by the Administrator, and at least fifteen (15) business days prior to the commencement of such Offering Period, or by such other date as the Administrator may prescribe. Participation in the Plan is voluntary.
(b)    Payroll or Other Contributions. An enrolled Participant will make after-tax contributions under the Plan by means of payroll deductions from each payroll period which ends during the Offering Period, or one or more other forms of contributions specified by the Administrator for a particular Offering during that Offering Period, at the rate elected by the Participant in his or her enrollment form submitted for the Offering Period. The rate of payroll or other authorized form of contributions elected by a Participant, shall be an amount equal to at least 1%, but not more than 20%, of the Participant's Earnings for each payroll period; provided, however, that the Administrator or its designee, from time to time, may specify a higher or lower maximum rate, subject to Section 3 hereof, for all purchases to occur during the relevant Offering Period and shall so specify before the first day of an Offering Period. The Administrator or its designee may specify whether payroll or other authorized form of contributions from the Participant shall be a percentage of Earnings or a fixed monetary amount. Payroll deductions shall commence on the first payroll date following the Enrollment Date and ending on the last payroll date on or before the Purchase Date. The foregoing and any election of a Participant notwithstanding, a Participant's rate of payroll or other authorized form of contributions will be adjusted downward by the Company at any time or from time to time as necessary to ensure that the limit on the amount of Stock purchased as set forth in Section 8 is not exceeded.
(c)    Election Changes. A Participant may elect to increase, decrease, or discontinue payroll or other authorized forms of contributions for future Offering Periods by submitting a new enrollment form or other form of registration not later than 14 calendar days prior to the Enrollment Date for the Offering Period or such other deadline as the Administrator or its designee may establish prior to such Offering Period. Any election to increase or decrease payroll deductions shall be effective as soon as practicable following the Enrollment Date of that Offering Period. A Participant may not elect to increase or decrease payroll or other forms of permitted contributions during an Offering Period, except that a Participant's payroll or other forms of permitted contributions will be automatically discontinued upon the submission of an election to withdraw payroll or other forms of permitted contributions prior to a Purchase Date, as specified in Section 7.
(d)    Automatic Reenrollment for Subsequent Offering Periods. A Participant whose enrollment in and payroll or other authorized form of contributions under the Plan continue throughout an Offering Period will automatically be reenrolled in the Plan for the next Offering Period unless (i) the Participant terminates enrollment before the Enrollment Date for the next Offering Period, (ii) on such Enrollment Date he or she is ineligible to participate under Section 5, or (iii) such other form of contributions are not permitted for such subsequent Offering Period. The rate of payroll or other authorized form of contributions for a Participant who is automatically reenrolled for an Offering Period will be the same as the rate of payroll or other authorized form of contributions in effect at the end of the preceding Offering Period, unless the Participant submits a new enrollment form prior to the Enrollment Date for the Offering Period designating a different rate of payroll or other authorized form of contributions in accordance with Section 6(c) above.
(e)    Holding of Payroll and Other Contributions. All payroll and other contributions by a Participant under the Plan will be received and held by the Company (and/or a Participating Subsidiary) until the end of the Offering Period, and will represent unfunded obligations of the Company (or such Participating Subsidiary) unless otherwise required by local law. Except to the extent required by local law, such amounts are not required to be segregated and may be used by the Company (or the Participating Subsidiary) for any corporate purpose.
SECTION 7.    WITHDRAWAL OF PAYROLL AND OTHER CONTRIBUTIONS; REFUND OF PAYROLL AND OTHER CONTRIBUTIONS UPON TERMINATION OF EMPLOYMENT.
(a)    A Participant may elect to withdraw all (but not less than all) of his or her payroll and other contributions for a given Offering Period by submitting a notice of withdrawal (in accordance with the procedures prescribed by the Administrator) not later than fourteen calendar days prior to the Purchase Date for such Offering Period or such other deadline as the Administrator or its designee may establish prior to an Offering Period. In addition, if the Participant ceases to be employed by the Company or its Participating Subsidiaries prior to the Purchase Date, his or her payroll and other contributions for that Offering Period shall be refunded. In either case, the Company shall promptly pay to the Participant (or his or her estate, in the event of death) the amount of such payroll and other contributions in accordance with Section 7(b) below. No further payroll or other contributions shall be made by the Participant in that Offering Period or subsequent Offering Period unless the Participant is eligible under Section 5 and reenrolls as specified in Section 6(a).
(b)    Refund of Unused Payroll and Other Contributions. If any of a Participant's payroll or other permitted contributions are not applied to the purchase of shares on the Purchase Date (for example, if the number of shares purchased is limited under Section 8(a)), the portion of such payroll and other contributions not applied to the purchase of shares shall be promptly refunded to the Participant. No amounts of interest will be credited or payable by the Company (or a Participating Subsidiary) on payroll or other contributions pending investment in Stock, or upon withdrawal, refund upon termination, or refund of any unused portion, or in any other circumstance under the Plan.
SECTION 8.    PURCHASES OF STOCK
(a)    Purchase Rights. Each Employee who is a Participant on the Enrollment Date will, as of such day, be granted a Purchase Right. Such Purchase Right will be for the number of whole shares (rounded down to the nearest whole share) of Stock to be determined by dividing (i) $25,000, minus the aggregate Fair Market Value (determined as of the Enrollment Date of the applicable Offering Period of the shares of Stock previously purchased by the Participant during the calendar year, by (ii) the Fair Market Value of a share of Stock as of the Enrollment Date for the Purchase Period. In no event shall the number of shares of Stock subject to a Participant's Purchase Right and purchasable in any Offering Period exceed the lesser of (i) the number of shares obtained by dividing $25,000 by the Fair Market Value of a share of Stock on the Enrollment Date for such Offering Period, or (ii) the maximum number of shares permitted to be purchased under Section 8(d) below. The Administrator may impose a different limit on the number of shares of Stock or the value of shares of Stock that a Participant may purchase in each Offering Period, provided that such limitations shall be imposed prior to the start of the relevant Offering Period and shall at all times be in compliance with Section 423 of the Code.
(b)    Purchase Price. The purchase price of Stock issued pursuant to the exercise of a Purchase Right shall be eighty-five percent (85%) of the lower of the Fair Market Value of Stock on (a) the Enrollment Date for the Offering Period, or (b) the Purchase Date for the Offering Period.
(c)    Automatic Exercise and Purchase. The Purchase Right will be automatically exercised on the Purchase Date for the Offering Period. At or as promptly as practicable after the Purchase Date for an Offering Period, the aggregate amount of the Participant's payroll and other permitted contributions for the Offering Period will be applied by the Company to the purchase of shares of Stock, in accordance with the terms of the Plan. Thereupon, the Company will deliver the shares of Stock purchased for deposit into a brokerage account established for each Participant. Payment for Stock purchased upon exercise of a Purchase Right will be made only through payroll or other authorized form of contributions in accordance with Section 6(a).

(d)	Accrual Limitations.
(1)    No Participant shall be entitled to accrue the rights to acquire Stock pursuant to any Purchase Right outstanding under the Plan if and to the extent such accrual, when aggregated with (A) the rights to purchase Stock accrued under any other purchase right granted under the Plan and (B) similar rights accrued under any other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or Subsidiary, would otherwise permit such Participant to purchase $25,000 worth of stock of the Company (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.
(2)    For purposes of applying such accrual limitations, the following provisions shall be in effect:
(i)    The right to acquire Stock under each outstanding Purchase Right shall accrue on the Purchase Date in effect for the Offering Period for which such right is granted.
(ii)    No right to acquire Stock under any outstanding Purchase Right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Stock under one (1) or more other purchase rights at a rate equal to $25,000 worth of Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.
(3)    If by reason of such accrual or share limitations described above, any Purchase Right of a Participant does not accrue for a particular Offering Period, then the payroll deductions and other contributions which the Participant made during that Offering Period with respect to such Purchase Right shall be refunded without interest.
(e)    Proration of Purchase Rights. The Administrator will reduce, on a substantially proportionate basis, the number of shares of Stock receivable by each Participant upon exercise of his or her Purchase Right for an Offering Period in the event that the number of shares then available under the Plan is otherwise insufficient, and will return without interest any unused cash remaining in the Participant's Account as soon as administratively practicable.
SECTION 9.    RESTRICTIONS ON SALE, TRANSFER FROM ACCOUNT, AND WITHDRAWAL OR TRANSFER OF SHARES
(a)    The Administrator shall have the discretionary authority to require that the shares of Stock purchased on behalf of each Participant be deposited directly into a brokerage account which the Company shall establish for the Participant at a Company-designated brokerage firm. In such event, the Administrator shall have the authority to require any or all of the following restrictions to apply with respect to the deposited shares of Stock:

(1)
A Participant shall not have the ability to request that any of the shares of Stock so held be reissued in the Participant's own name and the stock certificates be delivered to the Participant until two years (or such shorter period of time as the Administrator may designate) have elapsed since the Purchase Date of such shares of Stock (the "Holding Period");

(2)	All sales of shares of Stock be performed through the licensed broker for the brokerage account established pursuant to this Section 9(a) during the Holding Period; and

(3)	All Participants must abstain from selling or otherwise transferring shares of Stock purchased pursuant to this Plan for the Holding Period.
(b)    In addition to the limitations described in Section 9(a) above, and except as otherwise provided in Section 9(d) below, the deposited shares may not be transferred (either electronically or in certificate form) from the brokerage account until the later of: (i) the end of the two (2) year period measured from the Participant's Enrollment Date for the Offering Period in which the shares were purchased or (ii) the end of the one (1) year period measured from the Purchase Date of those shares.
(c)    Such limitations described in Sections 9(a) and 9(b) above shall apply both to transfers to different accounts with the same Plan broker and to transfers to other brokerage firms. Any shares held for the required holding periods specified in Sections 9(a) and (b), as applicable, may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.
(d)    The foregoing procedures shall not in any way limit the Participant's right to sell the deposited shares at a time other than as determined by the Administrator pursuant to Section 9(a) above. These procedures are designed, in part, to ensure that any sale of shares prior to the satisfaction of the required holding period under Section 423(a)(1) of the Code is made through the brokerage account established under Section 9(a). The Participant may request a stock certificate or share transfer from his or her brokerage account prior to the satisfaction of such required holding period, but not before the expiration of the Holding Period, should the Participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the brokerage account for use as collateral for a loan, unless those shares have been held for the required holding period pursuant to Sections 9(a) and (b) above.
(e)    The foregoing procedures shall apply to all shares of Stock purchased by the Participant under the Plan, whether or not the Participant continues in Employee status.

SECTION 10.	TERMINATION OF EMPLOYMENT
(a)    Termination Other Than Death. Subject to Section 9, upon the termination of a Participant's employment with the Company or a Participating Subsidiary for any reason other than death, the Participant's participation in the Plan shall terminate immediately. The Participant's Account balance shall be frozen to future accruals and the balance of the Participant's Account will be refunded to the Participant, without interest, as soon as administratively practicable and the Participant will have no further rights under the Plan.
(b)    Distribution of Account Upon Termination. Upon termination of employment of a Participant and subject to Section 9, the Custodian will continue to maintain the Participant's Account until the earlier of such time as the Participant withdraws or transfers all Stock in the Account or one year after the Participant ceases to be employed by the Company or its Participating Subsidiaries. At the expiration of such one year period (or longer restriction period in the case of a brokerage account under Section 9), the assets in Participant's Account shall be withdrawn or transferred as elected by the Participant or, in the absence of such election, as determined by the Administrator.
(c)    Death of Participant. Each Participant may designate one or more beneficiaries who, in the event of the Participant's death, would receive any Stock and/or cash credited to the Participant under the Plan. In the case of a Participant who is married at time of death, the Administrator may condition any designation of a beneficiary other than the Participant's spouse on the written consent of such spouse. Such designation will also provide for the election by the Participant of either (i) cancellation of the Participant's Purchase Right upon his or her death or (ii) application as of the Purchase Date of the balance of the deceased Participant's Account at the time of death to the exercise of the Purchase Right. In absence of a valid election otherwise, the death of a Participant will be deemed to effect a cancellation of his or her Purchase Right. A designation of beneficiary and election may be changed by the Participant at any time prior to the Participant's death. Any such designation or change in designation, if made in accordance with the Plan and in a form and manner that is acceptable to the Administrator, shall be effective upon receipt by the Company and shall be the exclusive means of designating a beneficiary under the Plan. In the absence of a proper beneficiary designation under the Plan, a deceased Participant will be deemed to have elected cancellation under (i) above, and the balance in his or her Account under the Plan will be refunded without interest to his or her estate.
(d)    Distribution of Account Upon Death. As soon as administratively feasible after the death of a Participant, any Stock and/or cash credited to the Participant under the Plan shall be delivered to the Participant's designated beneficiaries or, in the absence of such designation, to the executor, administrator or other legal representative of the Participant's estate. Such delivery and payment shall relieve the Company of further liability to the deceased Participant or his or her beneficiaries with respect to the Plan. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the account unless the Participant has given express contrary instructions.

SECTION 11.	TRANSFERABILITY/ENCUMBRANCE
No Participant may sell, pledge, assign, transfer or otherwise create a lien on any funds, securities, rights or other property held for the account of the Participant under the Plan, except as provided in Section 10. A Participant's right to purchase shares under the Plan shall be exercisable during the Participant's lifetime only by the Participant. If this provision is violated, the Participant's election to purchase Stock shall terminate and the only obligation of the Company remaining under the Plan will be to refund to the Participant the amount then credited to his or her Account.

SECTION 12.	GENERAL
(a)    Compliance With Legal and Other Requirements. The Plan, the granting and exercising of Purchase Rights hereunder, and the other obligations of the Company and the Custodian under the Plan will be subject to all applicable federal, state, local and foreign laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Stock upon exercise of Purchase Rights until completion of such registration or qualification of such Stock or other required action under any federal, state, local or foreign law, rule, or regulation, listing or other required action with respect to any automated quotation system or stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations.
(b)    Compliance with Section 423. It is the intent of the Company that this Plan comply in all respects with applicable requirements of Section 423 of the Code and regulations thereunder with respect to Offerings designated by the Administrator to be Offerings under Section 423 of the Code. Accordingly, if any provision of this Plan with respect to such designated Offerings does not comply with such requirements, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.
(c)    Costs. Costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company, including annual fees of the Custodian. The Participant shall be solely responsible for any fees, costs and commissions imposed by the Custodian for the withdrawal, transfer or sale of Stock acquired under the Plan and for other services unrelated to the purchase of Stock under the Plan.
(d)    Statements to Participants. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the purchase price of any shares of Stock purchased with accumulated funds, the number of shares of Stock purchased, and any payroll deduction amounts remaining in the Participant's account.
(e)    No Right to Continued Employment. Neither the Plan nor any action taken hereunder, including the grant of a Purchase Right, will be construed as giving any Employee the right to be retained in the employ of the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any Employee's employment at any time.
(f)    Taxes. The purchase of Stock will be subject to withholding of all applicable income tax, employment tax, payroll tax, social security tax, social insurance, contributions, payment on account obligations or other payments required to be withheld, collected or accounted for in connection with purchase of Stock under the Plan ("Taxes"). The Company or any Participating Subsidiary is authorized to withhold from any payment to be made to a Participant, including any payroll and other payments not related to the Plan, amounts of Taxes due in connection with any transaction under the Plan, and a Participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding. The Company may require a Participant to remit to the Company (or a Participating Subsidiary) the amount of such Taxes and may take such other action as may be necessary in the opinion of the Company or any Participating Subsidiary to satisfy withholding obligations for the payment of Taxes. In addition, the Administrator reserves the right to require Participants to advise the Company of sales and other dispositions of Stock acquired under the Plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may be entitled with respect to the Plan.
(g)    Changes to the Plan. The Board shall have the exclusive authority to increase the total number of shares of Stock available for issuance under the Plan and to terminate the Plan at any time. The Administrator may amend or alter the Plan (other than to increase the total number of shares of Stock available for issuance under the Plan) at any time; provided, however, that any such action by the Company or the Administrator will be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any automated quotation system or stock exchange on which the Stock may then be quoted or listed, or if such stockholder approval is necessary in order for the Plan to continue to meet the requirements of Section 423 of the Code. Upon termination of the Plan, the Board may elect to terminate all outstanding Purchase Rights at such time as the Board may designate; if such termination results in termination of any Purchase Right prior to its exercise, all of a Participant's payroll contributions not invested in Stock will be returned to the Participant (without interest) as promptly as practicable.
(h)    No Rights to Participate; No Stockholder Rights. No Participant or Employee will have any claim to participate in the Plan with respect to Offering Periods that have not commenced, and the Company will have no obligation to continue the Plan. No Purchase Right will confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Custodian and credited to the Participant's Account.
(i)    Fractional Shares. Unless otherwise determined by the Administrator or its designee, purchases of Stock under the Plan shall not result in the crediting of fractional shares of Stock to the Participant's Stock Account. The Administrator shall refund a Participant's payroll and other contributions remaining after the purchase of the greatest possible number of whole shares on a given Purchase Date.
(j)    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval will be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(k)    Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.
(l)    Governing Law. The Plan and all related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to principles of conflict of laws. If any provision hereof shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue to be fully effective.
(m)    Effective Date; Term. The Plan is effective as of the Effective Date, July 1, 2016, subject to prior approval of the Plan by the Company's stockholders. If not sooner terminated under the provisions of Section 12(g), the Plan shall automatically terminate upon and no further payroll deductions shall be made and no further Purchase Rights shall be granted after the date all of the shares of Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been sold under the Plan.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 4, 2016.

ORBITAL ATK, INC.

ORBITAL ATK, INC.
45101 WARP DRIVE
DULLES, VA 20166

E02737-P76412-Z67439

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 7, 2016
Date: May 4, 2016 **Time:** 9:00 AM Local Time
Location: Corporate Headquarters
45101 Warp Drive
Dulles, VA 20166

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT   2. ANNUAL REPORT TO STOCKHOLDERS

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E02738-P76412-Z67439

Voting Items

The Board of Directors recommends you vote FOR each of the listed nominees.

1. Election of Directors

Nominees:

1a. Kevin P. Chilton

1b. Roxanne J. Decyk

1c. Martin C. Faga

1d. Lennard A. Fisk

1e. Ronald R. Fogleman

1f. Robert M. Hanisee

1g. Ronald T. Kadish

1h. Tig H. Krekel

1i. Douglas L. Maine

1j. Roman Martinez IV

1k. Janice I. Obuchowski

1l. James G. Roche

1m. Harrison H. Schmitt

1n. David W. Thompson

1o. Scott L. Webster

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

E02739-P76412-Z67439

Orbital ATK

ORBITAL ATK, INC.
45101 WARP DRIVE
DULLES, VA 20166

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Orbital ATK, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E02705-P76412-Z67439

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ORBITAL ATK, INC.

The Board of Directors recommends you vote FOR each of the listed nominees.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Kevin P. Chilton	☐	☐	☐
1b. Roxanne J. Decyk	☐	☐	☐
1c. Martin C. Faga	☐	☐	☐
1d. Lennard A. Fisk	☐	☐	☐
1e. Ronald R. Fogleman	☐	☐	☐
1f. Robert M. Hanisee	☐	☐	☐
1g. Ronald T. Kadish	☐	☐	☐
1h. Tig H. Krekel	☐	☐	☐
1i. Douglas L. Maine	☐	☐	☐
1j. Roman Martinez IV	☐	☐	☐
1k. Janice I. Obuchowski	☐	☐	☐
1l. James G. Roche	☐	☐	☐
1m. Harrison H. Schmitt	☐	☐	☐
1n. David W. Thompson	☐	☐	☐
1o. Scott L. Webster	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. Advisory Vote to Approve the Compensation of Orbital ATK's Named Executive Officers	☐	☐	☐
3. Approval of Orbital ATK, Inc. Executive Officer Incentive Plan	☐	☐	☐
4. Approval of Orbital ATK, Inc. 2016 Employee Stock Purchase Plan	☐	☐	☐
5. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ORBITAL ATK, INC.

Corporate Headquarters and Annual Meeting Site:	45101 Warp Drive Dulles, VA 20166 (telephone: 703-406-5000; web site: www.orbitalatk.com)
Stockholder Inquiries:	If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-865-6322; web site: https://www-us.computershare.com/investor/contact)
Investor Relations:	Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Barron S. Beneski, Vice President, Communications and Investor Relations, Orbital ATK, Inc., 45101 Warp Drive, Dulles, VA 20166 (telephone: 703-406-5528; e-mail: barron.beneski@orbitalatk.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

E02706-P76412-Z67439

ORBITAL ATK, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David W. Thompson and Thomas E. McCabe as proxies, each with power to act alone and to appoint a substitute, and authorizes each of them to represent and vote as specified on the other side of this proxy, all shares of common stock of Orbital ATK, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Wednesday, May 4, 2016, at the headquarters of the Company at 45101 Warp Drive, Dulles, Virginia 20166, and all adjournments thereof. **The shares represented by this proxy will be voted as specified on the other side. If no choice is specified, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.**

The undersigned hereby acknowledges receipt of the Proxy Statement of the Company.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on the other side

Orbital ATK

ORBITAL ATK, INC.
45101 WARP DRIVE
DULLES, VA 20166

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Orbital ATK, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E02707-P76412-Z67439

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ORBITAL ATK, INC.

The Board of Directors recommends you vote FOR each of the listed nominees.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Kevin P. Chilton	☐	☐	☐
1b. Roxanne J. Decyk	☐	☐	☐
1c. Martin C. Faga	☐	☐	☐
1d. Lennard A. Fisk	☐	☐	☐
1e. Ronald R. Fogleman	☐	☐	☐
1f. Robert M. Hanisee	☐	☐	☐
1g. Ronald T. Kadish	☐	☐	☐
1h. Tig H. Krekel	☐	☐	☐
1i. Douglas L. Maine	☐	☐	☐
1j. Roman Martinez IV	☐	☐	☐
1k. Janice I. Obuchowski	☐	☐	☐
1l. James G. Roche	☐	☐	☐
1m. Harrison H. Schmitt	☐	☐	☐
1n. David W. Thompson	☐	☐	☐
1o. Scott L. Webster	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. Advisory Vote to Approve the Compensation of Orbital ATK's Named Executive Officers	☐	☐	☐
3. Approval of Orbital ATK, Inc. Executive Officer Incentive Plan	☐	☐	☐
4. Approval of Orbital ATK, Inc. 2016 Employee Stock Purchase Plan	☐	☐	☐
5. Ratification of Appointment of Independent Registered Public Accounting Firm	☐	☐	☐
	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ORBITAL ATK, INC.

Corporate Headquarters and Annual Meeting Site: 45101 Warp Drive
Dulles, VA 20166
(telephone: 703-406-5000; web site: www.orbitalatk.com)

Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-865-6322; web site: https://www-us.computershare.com/investor/contact)

Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Barron S. Beneski, Vice President, Communications and Investor Relations, Orbital ATK, Inc., 45101 Warp Drive, Dulles, VA 20166 (telephone: 703-406-5528; e-mail: barron.beneski@orbitalatk.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

E02708-P76412-Z67439

ORBITAL ATK, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby directs Fidelity Management Trust Company, the Trustee of the Orbital ATK, Inc. 401(k) Plan, to vote all shares of common stock held in the Plan, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Wednesday, May 4, 2016, at the headquarters of the Company at 45101 Warp Drive, Dulles, Virginia 20166, and all adjournments thereof. **These instructions will be followed as directed on the other side. Shares held in the Plan for which no voting instructions are received by the Trustee, as well as shares not allocated to any participants, will be voted in the same proportion as votes actually cast by participants in the Plan.**

The undersigned hereby acknowledges receipt of the Proxy Statement of the Company.

Your Internet or telephone vote authorizes the Trustee to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on the other side